Reinsurance Agreement I613893US-15

This Automatic Self Administered YRT Reinsurance Agreement

Effective April 1, 2015

(hereinafter referred to as the “Agreement”)

is made between

Allstate Assurance Company
an Illinois insurance company
(hereinafter referred to as the “Company”)

and

Swiss Re Life & Health America Inc.
a Missouri insurance company
(hereinafter referred to as the “Reinsurer”)

Table of Contents
Article 1
1.1    General
1.2    Scope of Coverage

Article 2
2.1    Automatic Reinsurance
2.2    Facultative Reinsurance

Article 3
3.1    Automatic Submissions
3.2    Facultative Submissions

Article 4
4.1    Commencement of Automatic Reinsurance Liability
4.2    Commencement of Facultative Reinsurance Liability
4.3    Conditional Receipt or Temporary Insurance Agreement Liability

Article 5
5.1    Premium Accounting
5.2    Currency
5.3    Non-Payment of Premiums

Article 6
6.1    Right of Offset

Article 7
7.1    Conversions
7.2    Inter-Company Conversions
7.3    Policy Changes
7.4    Reductions
7.5    Lapses
7.6    Reinstatements
7.7    Reinsurance Limits

Article 8
8.1    Retention Limit Change
8.2    Recapture
8.3    Waiver of Premium Claims

Article 9
9.1    Claims Notice and Consultation
9.2    Claims Payment
9.3    Claims Practices
9.4    Contested Claims
9.5    Claims Expenses
9.6    Extra Contractual Obligations
9.7    Misstatement of Age or Sex

Article 10
10.1    Errors and Omissions in Administration of Reinsurance
10.2    Dispute Resolution
10.3    Arbitration

10.4	Expedited Dispute Resolution Process

Article 11
11.1    Insolvency

Article 12
12.1    DAC Tax Election
12.2    Taxes and Expenses

Article 13
13.1    Entire Agreement
13.2    Inspection of Records
13.3    Utmost Good Faith
13.4    Confidentiality
13.5    OFAC Compliance

Article 14
14.1    Representations and Warranties

Article 15
15.1    Business Continuity

Article 16
16.1    Duration of Agreement
16.2    Severability
16.3    Construction
16.4    Credit for Reinsurance
16.5    Non-Waiver
16.6    Retrocession
16.7    Governing Law
16.8    Interest
16.9    Counterparts

Execution

Exhibits
A    Business Covered
A-1    Business Guidelines
A-2    Facultative Submissions
A-3    Foreign Residence
B    Reinsurance Application
C    General Terms
C-1    Rates and Terms for Specific Plans
C-2    Rates and Terms for Specific Plans
D    The Company's Retention Limits
E    Automatic Issue and Acceptance Limits
F    Reinsurance Reports

Article 1

1.1    General

This Agreement is an indemnity reinsurance agreement solely between the Company and the Reinsurer. The acceptance of risks under this Agreement by the Reinsurer will create no right or legal relation between the Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy of the Company.

This Agreement will be binding upon the parties hereto and their respective successors and assigns including any rehabilitator, conservator, liquidator or statutory successor of either party. Neither party may effect any novation of this Agreement without the other party’s prior written consent.

Day or days, when used in this Agreement, will mean calendar days.

1.2    Scope of Coverage

This Agreement applies to all directly issued insurance policies and supplemental benefits and riders listed in Exhibit A (hereinafter referred to as “policies” or “policy”) and issued in a jurisdiction in which the Company is properly licensed. On and after the effective date of this Agreement, the Company will cede and the Reinsurer will accept its share of the benefits specified in Exhibit A in accordance with the terms of this Agreement. The policies accepted by the Reinsurer will be hereinafter referred to as “Reinsured Policies.”

The Company may not reinsure the retained amounts specified in Exhibit D on any basis without the Reinsurer's prior written consent.

This Agreement does not cover the following unless specified elsewhere:

a)	Noncontractual policy changes or group conversions; or

b)
Policies issued under a program where full current evidence of insurability consistent with the amount of insurance is not obtained, or where conventional selection criteria are not applied in underwriting the risk; or

c)	Any conversion of a previously issued policy that had been reinsured with another reinsurer.

Each Reinsured Policy must provide for the maximum periods of suicide and contestability protection permitted by applicable law.

Article 2

2.1    Automatic Reinsurance

The Company will automatically cede and the Reinsurer will automatically accept its share of the Company’s policies provided that, to the best of the Company’s knowledge:

a)	The Company has retained on each life the amount set out in Exhibit D according to the age and mortality rating at the time of underwriting; and

b)
The total of the new ultimate face amount of reinsurance required and the amount already reinsured on that life under this Agreement and all other life agreements between the Reinsurer and the Company, does not exceed the Automatic Acceptance Limits set out in Exhibit E; and

c)	The total new ultimate face amount of insurance on that life in force and applied for with all companies, including the Company, does not exceed the In Force Limits set out in Exhibit E; and

d)
The application is on a life for which the current or any previous application had not been submitted by the Company on a facultative basis to the Reinsurer or any other reinsurer within the last five years, unless the reason for the previous facultative submission was for exceeding Automatic Acceptance Limits or exceeding In Force Limits and no longer applies; and

e)	The Policy is not purchased as part of a premium financing program or third party investment program, unless such programs have been approved in writing by the Reinsurer.
For purposes of this Agreement, “ultimate face amount” will mean, to the best of the Company's knowledge, the projected maximum face amount at the time of underwriting, including any contractual increases, that could be reached based on reasonable assumptions made about the policy.

If the Company is already on the risk for its retention under previously issued policies, the Reinsurer will automatically accept reinsurance for newly issued policies according to the limits set out in Exhibit E, provided the Company has complied with the business guidelines specified in Exhibit A-1 (hereinafter the “Business Guidelines”) that would have applied if the new policy had been fully retained by the Company.

2.2	Facultative Reinsurance

Policies that do not qualify for automatic reinsurance hereunder may be submitted to the Reinsurer on a facultative basis. Additionally, policies that qualify for automatic reinsurance may be submitted to the Reinsurer for facultative consideration. If a policy that qualifies for automatic reinsurance is submitted to the Reinsurer or other reinsurers for consideration, the policy will be treated as if proposed on a facultative basis.

Article 3

3.1    Automatic Submissions

The Company will report Reinsured Policies ceded automatically to the Reinsurer according to the terms specified in Exhibit F.

Upon request, the Company will provide the Reinsurer copies of the application, underwriting papers and other information pertaining to any automatic cession under this Agreement.

3.2    Facultative Submissions

Applications for reinsurance on a facultative basis will be made in accordance with Exhibit A-2. Unless the Reinsurer provides written consent to an extension, the Company will have the number of days specified in Exhibit A-2 from the date of the Reinsurer's final offer in which to place the policy with the insured/owner, after which the Reinsurer's offer will expire without further notice or obligation.

The terms of this Agreement will apply to each accepted facultative offer, unless the offer specifies different terms.

Article 4

4.1    Commencement of Automatic Reinsurance Liability

The Reinsurer's liability for any Reinsured Policy accepted automatically will begin simultaneously with the Company's contractual liability for that policy.

4.2    Commencement of Facultative Reinsurance Liability

The Reinsurer’s liability for facultative reinsurance will begin simultaneously with the Company’s contractual liability if the Company has accepted, during the lifetime of the insured, the Reinsurer’s offer of coverage. However, the Reinsurer will be bound to facultative policies that are placed with the Reinsurer by the Company in accordance with the Company’s reasonably documented facultative acceptance procedures which have been provided to the Reinsurer.

The Reinsurer will have no liability for any application submitted for facultative consideration if the Reinsurer declined facultative coverage or made an offer of coverage that was not accepted by the Company as required by the terms of this Agreement.

4.3    Conditional Receipt or Temporary Insurance Agreement Liability

Automatic reinsurance coverage provided by the Reinsurer for the Company's conditional receipt or temporary insurance agreement will begin simultaneously with the Company’s contractual liability and is limited to the Reinsurer’s share, as shown in Exhibit A, of amounts accepted within the Company’s usual cash-with-application procedures for temporary coverage, up to the limits shown in Exhibit E.

For facultative applications submitted to the Reinsurer, the Reinsurer’s liability under a conditional receipt or a temporary insurance agreement will begin simultaneously with the Company’s contractual liability if the Reinsurer has received notice from the Company that the Reinsurer’s facultative offer has been accepted. The Reinsurer’s liability is limited to its share, as shown in Exhibit A, of amounts accepted within the Company’s usual cash-with-application procedures for temporary coverage, up to the limits shown in Exhibit E.

If the proposed insured dies prior to the completion of the underwriting process, the Reinsurer will continue underwriting the risk to determine if a facultative offer would have been made on the risk. If so, the Reinsurer will accept liability for the risk, subject to the limits specified in the paragraph above.

The Reinsurer has no liability for facultative applications that the Company has not submitted to the Reinsurer.

Article 5

5.1    Premium Accounting

The Company will pay the Reinsurer premiums in accordance with the terms specified in the applicable Exhibit, and as may be amended from time to time.

The method and requirements for reporting and remitting premiums are specified in Exhibit F.

5.2	Currency

All payments due under this Agreement will be made in U.S. Dollars.

5.3	Non-Payment of Premiums

The payment of reinsurance premiums is a condition to the liability of the Reinsurer for reinsurance provided by this Agreement. If reinsurance premiums are not paid within 60 days of the due date, the Reinsurer may terminate reinsurance for all Reinsured Policies having reinsurance premiums in arrears. If the Reinsurer elects to terminate any Reinsured Policies after such 60 day period, it will then give the Company at least 15 days’ prior written notice of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during such 15 day notice period, are not paid before the end of the notice period, the Reinsurer’s obligations for those Reinsured Policies will be limited to obligations relating to events arising on or before the last date for which reinsurance premiums have been paid in full for each Reinsured Policy.

If reinsurance is terminated according to this Article, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance.

The Reinsurer’s right to terminate reinsurance will not prejudice its right to collect premiums, and applicable interest as specified in Exhibit C, for the period reinsurance was in force, through and including the 15 day notice period.

The Company may not force termination through the non-payment of reinsurance premiums to avoid the Agreement’s requirements or to transfer the Reinsured Policies to another party.

Article 6

6.1    Right of Offset

The Company and the Reinsurer will have the right to offset any undisputed balances, whether on account of premiums, allowances, credits, claims or otherwise due from one party to the other under this Agreement or under any other reinsurance agreement between the Company and the Reinsurer.

The rights provided under this Article are in addition to any rights of offset that may exist at common law. The parties’ offset rights may be enforced notwithstanding any other provision of this Agreement including, without limitation, the provisions of Article 11.

Article 7

7.1	Conversions

If a Reinsured Policy is converted according to the policy's terms and the applicable provisions of the Business Guidelines, the Company will notify the Reinsurer as specified in Exhibit F. The amount to be reinsured will be determined on the same basis as used for the original Reinsured Policy (excess of retention or quota share) but will not exceed the amount reinsured as of the date of conversion unless mutually agreed otherwise.

Reinsurance will be on a YRT basis using the YRT Rates for Conversions specified in the applicable Exhibit.

7.2	Inter-Company Conversions

It is the Ceding Company’s practice to allow term policies issued by an affiliate to convert to permanent policies of the Ceding Company. A term policy reinsured under an agreement between an affiliate and the Reinsurer that converts to a permanent policy covered under this Agreement shall, upon conversion, be reinsured under this Agreement. Notwithstanding the preceding sentence, the reinsurance terms applicable to the permanent policy, including retention, binding limits, reinsurance premium determination and recapture, shall be governed by the provisions of the agreement which covered the original term policy. Allstate Life Insurance Company of New York does not participate in this inter-company conversion program.

As a result of the April 1, 2014 Stock Purchase Agreement (SPA), Lincoln Benefit Life Company (LBL) is no longer an affiliate of the Ceding Company. In support of the conditions governing the SPA, the Ceding Company allows certain term policies issued by LBL to convert to permanent policies of the Ceding Company. Such term policies reinsured under an agreement between LBL and the Reinsurer with an agreement effective date prior to April 1, 2014 that converts to a permanent policy covered under this Agreement shall, upon conversion, be reinsured hereunder. Notwithstanding the preceding sentence, the reinsurance terms applicable to the permanent policy, including retention, binding limits, reinsurance premium determination and recapture, shall be governed by the provisions of the agreement which covered the original term policy.

7.3    Policy Changes

“Policy changes” refers to the variety of actions that may be made to a policy after issue. These actions include, but are not limited to, replacements, exchanges, changes in plans, a change in the face amount of the policy or the addition of a covered rider. If there is a change to the reinsurance on a Reinsured Policy, the Company will inform the Reinsurer in the subsequent Changes and Terminations Report specified in Exhibit F.

Except as provided in this Article, whenever a Reinsured Policy is changed and the Company's underwriting guidelines do not require that full evidence of insurability be obtained, the terms of this Agreement will apply to the changed Reinsured Policy using point in scale rates, whether the change is made before or after any cancellation of this Agreement for new business. The suicide and contestability periods applicable to the original Reinsured Policy will apply to the reissued Reinsured Policy and the duration for premium payment will be measured from the effective date of the original Reinsured Policy.

Whenever a Reinsured Policy is changed and the Company's underwriting guidelines require that full evidence of insurability be obtained, the suicide and contestability periods will be based on the reissued policy date, unless otherwise required by applicable law, and the terms of this Agreement will apply to the changed Reinsured Policy on a new business basis if the change is made before cancellation of this Agreement for new business. Such Reinsured Policy change taking place after the Agreement is cancelled for new business will not be reinsured without the Reinsurer's prior written consent.

Policy changes to Reinsured Policies will be subject to the Reinsurer's prior written approval, if:

a)	The new ultimate face amount of the policy, including any contractual increases, would be in excess of the Automatic Acceptance Limit in effect at the time of the change, as set out in Exhibit E; or

b)	The new ultimate face amount of the policy, including any contractual increases, and the amount already in force in all companies on the same life exceeds the In Force Limits stated in Exhibit E; or

c)	The policy was reinsured on a facultative basis, unless the policy change is only a reduction in death benefit amount; or

d)	Evidence of insurability is not obtained if required in the Company’s underwriting guidelines; or

e)	If the change includes a policy with features such as, but not limited to, riders or options that are different from the original policy.

Unless otherwise agreed, first year premium rates and allowances as specified in the applicable Exhibit will apply to the amount underwritten as well as for a non-contractual increase.

7.4	Reductions

Unless specified otherwise in this Agreement, if the amount of a Reinsured Policy issued by the Company is reduced and:

a)
The amount of reinsurance is on an excess basis, then the amount of reinsurance on that life will be reduced effective the same date by the full amount of the reduction under the original Reinsured Policy. If the amount of insurance terminated equals or exceeds the amount of reinsurance, the full amount of reinsurance will be terminated; or

b)
The amount of reinsurance is on a quota share basis, then the amount of reinsurance on that Reinsured Policy will be reduced effective the same date by the same proportion as the reduction under the original Reinsured Policy.

The reduction will first apply to any reinsurance on the Reinsured Policy being reduced and then, if applicable, in chronological order according to policy date (“first in, first out”) to any reinsurance on other policies in force on the life. However, the Company will not be required to assume a risk for an amount in excess of its regular retention for the age at issue and the mortality rating of the policy under which reinsurance is being terminated.

If the reinsurance for a Reinsured Policy has been placed with more than one reinsurer, the reduction will be applied to all reinsurers pro rata to the amounts originally reinsured with each reinsurer.

A reduction to one of the Company's policies not reinsured hereunder will require that the Company maintain its required retention as specified in Exhibit D of this Agreement.

7.5    Lapses

When a policy issued by the Company lapses, the corresponding reinsurance on the Reinsured Policy will be terminated effective the same date. Unless specified otherwise in this Agreement, if a policy fully retained by the Company lapses, the terms of Article 7.3 will apply. Full retention shall be defined as specified in Exhibit D of this Agreement.

If a policy issued by the Company lapses and extended term insurance is elected under the terms of that policy, the corresponding reinsurance on the Reinsured Policy will continue on the same basis as the original Reinsured Policy until the expiry of the extended term period.

If a policy issued by the Company lapses and reduced paid-up insurance is elected under the terms of that policy, the amount of the corresponding reinsurance on the Reinsured Policy will be reduced according to the terms of Article 7.3.

If the Company allows the policy to remain in force under its automatic premium loan regulations, the corresponding reinsurance on the Reinsured Policy will continue unchanged and in force as long as such regulations remain in effect, except as otherwise provided in this Agreement.

7.6    Reinstatements

If a policy reinsured on an automatic basis is reinstated according to its terms and the Company’s reinstatement rules, the Reinsurer will, upon notification, automatically reinstate the reinsurance. The Reinsurer's approval is required for the reinstatement of a facultative policy if the Company's regular reinstatement rules indicate that evidence of insurability, in addition to a statement of good health, is required.

To the extent the Reinsured Policy requires payment of premiums in arrears, the Company will pay all reinsurance premiums in arrears on reinstated policies and such premiums will be subject to Article 16.8 and Exhibit F.

7.7	Reinsurance Limits

The Company will not submit a policy to the Reinsurer unless the amount of reinsurance on the policy equals or exceeds the Minimum Initial Reinsurance Limit ceded to the Reinsurer as specified in Exhibit C.

Article 8

8.1    Retention Limit Change

If the Company changes its retention limit (hereinafter “Retention Limit”), it will provide the Reinsurer with written notice of the new Retention Limit at least 90 days prior to the effective date. Changes to the Company's Retention Limits in Exhibit D will not affect the Reinsured Policies in force at the time of such a change except as specifically provided for elsewhere in this Agreement, and will not affect the Automatic Acceptance Limits in Exhibit E unless mutually agreed in writing by the Company and the Reinsurer.

If the Company decreases its Retention Limit, no reinsurance may be ceded on an automatic basis until the parties have reviewed and either expressly affirmed or revised the terms specified in the applicable Exhibit and the Automatic Acceptance Limits set out in Exhibit E.

8.2    Recapture

The Company may apply an increase in its Retention Limit to reduce the amount of inforce reinsurance ceded on an automatic basis provided that:

a)	The Company gives the Reinsurer irrevocable written notice of its intention to recapture; and

b)
Recapture will be effected on the next anniversary of each Reinsured Policy eligible for recapture unless agreed otherwise by both parties and with no recapture being made until the Reinsured Policy has been in force for the period specified in the applicable Exhibit. For a conversion or re-entry, the recapture terms of the original policy will apply and the duration for the recapture period will be measured from the effective date of the original policy; and

c)	The Company has maintained, from the time the policy was issued, its full retention as set out in Exhibit D, and has applied its increased Retention Limit to all categories set out in Exhibit D.

In applying its increased Retention Limit to Reinsured Policies, the age and mortality rating at the time of issue will be used to determine the amount of the Company's increased retention. The amount of reinsurance eligible for recapture will be the difference between the amount originally retained and the amount the Company would have retained had the new retention been in effect at the time of issue. The amount of reinsurance eligible for recapture will be determined based on the reinsurance net amount at risk as of the date of recapture. If there is reinsurance with other reinsurers on risks eligible for recapture, the reduction will be applied pro rata to the total outstanding reinsurance.

Recapture is optional, but if any reinsured business is recaptured, all eligible reinsured business must be recaptured. Eligible reinsured business means business with the same form of underwriting. In addition, all life risks reinsured under any other reinsurance agreement between the Reinsurer and the Company which are eligible for recapture must be similarly recaptured. No reserves for the recaptured business will be paid to the Company by the Reinsurer.

Effective as of the recapture date, the Reinsurer will not be liable for any eligible reinsured business which was overlooked. The parties' obligations for any recaptured business will be limited to those relating to events or circumstances arising or occurring before the recapture date, including payment of the termination settlement amount.

Upon recapture, each party will be deemed to be fully and finally released from all obligations under this Agreement with respect to the recaptured business.

8.3	Waiver of Premium Claims

If Waiver of Premium (W.P.) is a reinsured benefit on any Reinsured Policy covered by this Agreement and there is a claim in effect with respect to a Reinsured Policy when recapture takes place, the W.P. claim will stay in effect and the Reinsurer will continue to pay to the Company its proportionate share of the annual amount waived by the Company on that Reinsured Policy, until such claim terminates. During such period, the Reinsurer will not be liable for any other benefits with respect to the Reinsured Policy, including the basic life risk, which are eligible for recapture. All eligible benefits will be recaptured as if there was no W.P. claim.

Article 9

9.1    Claims Notice and Consultation

The Company is responsible for the settlement of claims in accordance with applicable law and policy terms. It is the Company’s sole decision to determine whether a claim is payable under the policy. For purposes of this Article, Reinsured Policies include conditional receipts and temporary insurance agreements covered under the terms of this Agreement. It is a condition to the Reinsurer’s obligation to pay a claim that the Company notify the Reinsurer in writing as soon as possible. The Company will promptly provide the Reinsurer with copies of all claims documents.

As a condition to the Reinsurer’s obligation to pay a claim, before making a claim decision or settlement offer, the Company will seek the Reinsurer’s recommendation on such matters to the extent specified in the applicable Exhibit. The Reinsurer will promptly make a recommendation; failing such, the Company may settle the claim without further consultation. The terms of the applicable Exhibit notwithstanding, the Company may request a recommendation from the Reinsurer on any claim on a Reinsured Policy. The Company will provide the Reinsurer all information, including underwriting files, reasonably requested by the Reinsurer for consideration of any claim on a Reinsured Policy.

9.2    Claims Payment

The Reinsurer will be liable to the Company for its share of the benefits owed under the express contractual terms of the Reinsured Policies and as specified under the terms of this Agreement. The Reinsurer will not participate in any ex gratia payments made by the Company (i.e., payments the Company is not required to make under the Reinsured Policy terms.) The payment of death benefits by the Reinsurer will be in one lump sum regardless of the mode of settlement under the Reinsured Policy. Benefit payments from the Reinsurer will be due within 30 days of the claim satisfying the requirements established under this Agreement. The Reinsurer's share of any interest payable under the terms of a Reinsured Policy or applicable law which is based on the death benefits paid by the Company, will be payable provided that the Reinsurer will not be liable for interest accruing on or after the date of the Company’s payment of benefits nor for interest paid on policy dividends, or any other component other than the death benefit or refunds of premium paid in lieu of a death benefit. The Reinsurer's share will be based upon the net amount at risk at the time of death and at the same interest rate and days used by the Company to calculate their interest paid.

The Reinsurer will make payment to the Company for each such claim.

For Waiver of Premium claims, the Company will continue to pay premiums for reinsurance, except premiums for disability reinsurance. The Reinsurer will pay its proportionate share of the gross premium waived by the Company on the Reinsured Policy, including its share of the premiums for benefits that remain in effect during disability.

For claims on Accelerated Benefit riders reinsured under this Agreement, the benefit amount payable by the Reinsurer will be calculated by multiplying the total accelerated death benefit rider payout by the ratio of the reinsured Net Amount at Risk, as defined in the applicable Exhibit, to the face amount of the Reinsured Policy.

9.3    Claims Practices

It is the Company’s sole decision to determine whether to investigate, contest, compromise or litigate a claim; however, the Company is responsible for investigating, contesting, compromising or litigating Reinsured Policy claims in accordance with applicable law and policy terms.

The Company acknowledges that it obtains certified death certificates for death claims.

9.4    Contested Claims

The Company will notify the Reinsurer promptly of its intention to investigate, contest, compromise, or litigate any claim involving a Reinsured Policy (hereinafter a “Contested Claim”). The Company will provide the Reinsurer all relevant information and documents, as such become available, pertaining to Contested Claims and will promptly report any developments during the Reinsurer’s review. If the Reinsurer:

a)
Does not support the contest of the Claim, the Reinsurer will pay the Company its full share of the reinsurance benefit, and will not share in any subsequent reduction or increase in liability or in any subsequent expenses incurred by the Company; or

b)
Supports the Company’s decision to contest the claim and the Contested Claim results in a reduction or increase in liability, the Reinsurer will share in any reduction or increase in proportion to its share of the risk on the Contested Claim.

If the Reinsurer supports the decision to contest the claim, the Company will promptly advise the Reinsurer of all significant developments, including notice of legal proceedings (including, but not limited to, consumer complaints or actions by governmental authorities) initiated in connection with the Contested Claim.

If the Company returns premiums to the policy owner or beneficiary as a result of rescinding a policy, or if the Company pays a suicide benefit, the Reinsurer will refund net reinsurance premiums received on that policy to the Company.

9.5    Claims Expenses

The Reinsurer will pay its share of reasonable investigation and legal expenses incurred in investigating, adjudicating or litigating a claim, except as otherwise provided in this Agreement. The Reinsurer will not be liable for any routine investigative or administrative claim expenses (such as compensation of salaried employees) or for any expenses incurred in connection with conflicting claims of entitlement to Reinsured Policy benefits that the Company admits are payable.

9.6    Extra Contractual Obligations

For purposes of this Agreement, “Extra Contractual Obligations” are any obligations or expenses other than contractual obligations incurred by the Company, its affiliates, directors, officers, employees, agents or other representatives and arising under the express written terms and conditions of a policy, including but not limited to, punitive damages, bad faith damages, compensatory damages, and other damages or fines or penalties which may arise from the acts, errors or omissions of the Company or its affiliates, directors, officers, employees, agents or other representatives.

The Reinsurer is not liable for Extra Contractual Obligations associated with a contested claim unless it concurred in writing and in advance with the claim actions which were the basis for the Extra Contractual Obligations. In these situations, the Company and the Reinsurer will share in Extra Contractual Obligations, in equitable proportions, but all factors being equal, the Reinsurer’s assessments would be in proportion to the risk accepted for the Reinsured Policy involved.

The Reinsurer will not be liable for any Extra Contractual Obligations resulting from the Company’s failure to implement the agreed upon course of action, such as the filing of timely pleadings or meeting court or statutory deadlines, etc.

9.7    Misstatement of Age or Sex

In the event of a change in the amount payable under a Reinsured Policy due to a misstatement in age or sex, the Reinsurer’s liability will change proportionately. The Reinsured Policy will be rewritten from commencement on the basis of the adjusted amounts using premiums and amounts at risk for the correct ages and sex, and the proper adjustment for the difference in reinsurance premiums, without interest, will be made.

Article 10

10.1    Errors and Omissions in Administration of Reinsurance

Any unintentional or accidental failure to comply with the terms of this Agreement which can be shown to be the result of an oversight or clerical error relating to the administration of reinsurance by either party will not constitute a breach of this Agreement. Upon discovery, the error will be promptly corrected so that both parties are restored to the position they would have occupied had the oversight or clerical error not occurred. In the event a payment is corrected, the party receiving the payment may charge interest, calculated according to the terms specified in Exhibit C. Should it not be possible to restore both parties to this position, the party responsible for the oversight or clerical error will be responsible for any resulting liabilities and expenses. The Reinsurer will not be responsible for deliberate acts of the Company or for recurring errors made by the Company.

If the Company has failed to cede reinsurance as provided under this Agreement or has failed to comply with reporting requirements with respect to business ceded hereunder, the Reinsurer may require the Company to audit its records for similar errors and take reasonable actions necessary to correct errors and avoid similar errors. Failing prompt correction, the Reinsurer may limit its liability to the correctly reported Reinsured Policies.

10.2    Dispute Resolution

As a condition to the parties’ right to arbitration under this Agreement, either the Company or the Reinsurer will give written notification to the other party of any dispute relating to or arising from this Agreement, including, but not limited to, the formation or breach thereof. Within 15 days of notification, both parties must designate an officer of their respective companies to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as soon as possible and as often as necessary to attempt to negotiate a resolution of the dispute. During the negotiation process, all reasonable requests made for information concerning the dispute will be promptly honored. The format for discussions will be determined mutually by the officers.

If these officers are unable to resolve the dispute within 30 days of their first meeting, the parties may agree in writing to extend the negotiation period for an additional 30 days. If the matter is not resolved within 30 days of the first meeting or the additional 30 day period, if any, then either party may demand arbitration pursuant to Article 10.3. The discussions and all information exchanged for the purposes of such discussions will be confidential and without prejudice.

10.3    Arbitration

Except with respect to disputes subject to the Expedited Dispute Resolution Process in Article 10.4, if the Company and Reinsurer are unable to resolve any dispute arising from this Agreement, including but not limited to the formation or breach thereof, pursuant to Article 10.2, the matter will be referred to arbitration.

The arbitration will be conducted in accordance with the Procedures for Resolution of U.S. Insurance and Reinsurance Disputes, Neutral Panel Version, April 2004 (the “Procedures”), except as modified herein.

The arbitration will be held in New York City or another place as the parties may mutually agree. The arbitration will be conducted before a three person Panel qualified as:

a)	Current or former officers of life insurance or reinsurance companies, or

b)	Professionals with no less than 10 years of experience in or serving the life insurance or reinsurance industries.

The parties will select such candidates from the ARIAS-US Certified Arbitrators List.

The customs and practices of the life insurance and reinsurance industries may be considered by the Panel to resolve any ambiguities in the Agreement but only insofar as such customs and practices are consistent with the terms of this Agreement. The Panel will not have the authority to award punitive or exemplary damages.

The Panel will award the remedy sought by the party seeking relief to the extent the remedy is provided for in this Agreement or otherwise reasonably compensates the damaged party for the economic effect of any demonstrated breach. Such remedies may include, but will not be limited to, monetary damages, revisions to the terms of the Agreement, including adjustments to premiums or allowances paid or to be paid, or any combination of the foregoing.

The Panel shall issue an order, appropriate for confirmation in a court of competent jurisdiction, to resolve all matters in dispute. In addition, the Panel shall issue a written opinion setting forth the reasons for the award, with citations to the record of the hearing that support the reasoning.

The decision of the Panel will be final and binding upon the parties and their respective successors and assigns. Each party hereby consents to the entry of a judgment confirming or enforcing the award in the United States District Court for the Southern District of New York and/or in any other court of competent jurisdiction.

Within 20 days after the transmittal of an award, either party, upon notice to the other party, may request the Panel to correct any clerical, typographical, or computational errors in the award. The other party will be given ten days to respond to the request. The Panel will dispose of the request within 20 days of its receipt of such request and any response thereto. The Panel will not be empowered to re-determine the merits of any claim already decided.

Each party will:

c)	Bear its own fees and expenses in connection with the arbitration, including the fees of any outside counsel and witness fees, and

d)	Share equally in the fees for the members of the Panel and the costs of the arbitration, such as hearing rooms, court reporters, etc.

It is the intent of the parties that these arbitration provisions replace and be in lieu of any statutory arbitration provision, if permitted by law.

10.4	Expedited Dispute Resolution Process

The parties agree that the following types of issues and disputes will be subject to arbitration under the expedited procedures set forth in this Article:

a)	Any dispute regarding the obligations of the parties with respect to a single Reinsured Policy, regardless of the amount in controversy; or

b)	Any dispute in which the amount in controversy, exclusive of interest or costs, is less than $1 million.

Arbitration proceedings under this Article will be commenced as specified in Article 10.3, and shall be subject to the requirements of Article 10.3 to the extent they are not inconsistent with this Article.

The proceedings will be held before a single neutral umpire meeting the qualifications set forth in Article 10.3. If the parties are unable to agree on an umpire within 30 days following commencement of the action, the selection will be made pursuant to the Umpire Selection Procedure of the ARIAS-US Certified Arbitrators List. No ex parte communication will be permitted with the umpire at any time prior to the conclusion of the proceedings.

Within 21 days from the date the selection of the umpire is agreed upon, the parties and umpire will conduct an organizational meeting by teleconference to familiarize the umpire with the dispute and to set a timetable for submission of briefs. There will be no discovery, and the dispute will be submitted on briefs and documentary evidence only, unless otherwise agreed by the parties or ordered by the umpire for good cause.

Within 30 days of submission of briefs by the parties, the umpire will render a written award which will be final and binding on the parties.

Article 11

11.1    Insolvency

A party to this Agreement will be deemed “insolvent” when it:

a)
Applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor (hereinafter referred to as the Authorized Representative) of its properties or assets; or

b)	Is adjudicated as bankrupt or insolvent; or

c)
Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, rehabilitation, conservation or similar law or statute; or

d)	Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.

In the event of the insolvency of the Company, all reinsurance ceded, renewed or otherwise becoming effective under this Agreement will be payable by the Reinsurer directly to the Company or to its Authorized Representative on the basis of the liability of the Company for benefits under the Reinsured Policies without diminution because of the insolvency of the Company.

The Reinsurer will be liable only for benefits reinsured as benefits become due under the terms of the Reinsured Policies and will not be or become liable for any amounts or reserves to be held by the Company as to the Reinsured Policies or for any damages or payments resulting from the termination or restructure of the Policies that are not otherwise expressly covered by this Agreement. The Company or its Authorized Representative will give written notice to the Reinsurer of all pending claims against the Company on any Reinsured Policies within a reasonable time after filing in the insolvency proceedings. While a claim is pending, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its Authorized Representative.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Company as part of the expense of its insolvency proceedings to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense to such claim, the expense will be apportioned in accordance with the terms of the Agreement as though such expense had been incurred by the Company.

In the event of the insolvency of the Reinsurer, the Company may cancel this Agreement for new business by promptly providing the Reinsurer or its Authorized Representative with written notice of cancellation, to be effective as of the date on which the Reinsurer's insolvency is established by the authority responsible for such determination. Any requirement for a notification period prior to the cancellation of the Agreement would not apply under such circumstances.

In addition, in the event of the insolvency of the Reinsurer, the Company may provide the Reinsurer or its Authorized Representative with written notice of its intent to recapture all reinsurance in force under this Agreement regardless of the duration the reinsurance has been in force or the amount retained by the Company on the Reinsured Policies. The effective date of a recapture due to insolvency will be at the election of the Company but may not be earlier than the date on which the Reinsurer's insolvency is established by the authority responsible for such determination. If the Company elects to recapture reinsurance under this Article, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance.

In the event of the insolvency of either party, the rights or remedies of this Agreement will remain in full force and effect.

Article 12

12.1    DAC Tax Election

The Company and the Reinsurer agree to the election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended (such election being referred to as the “DAC Tax Election”), whereby:

a)
The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended (the “Code”);

b)
The parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. If requested, the Company will provide supporting information reasonably requested by the Reinsurer. (The term "net consideration" means “net consideration” as defined in Regulation Section 1.848-2(f));

c)	This DAC Tax Election will be effective for the first taxable year in which this Agreement is effective and for all years for which this Agreement remains in effect.

The Company and the Reinsurer will each attach a schedule to their respective federal income tax returns filed for the first taxable year for which this DAC Tax Election is effective. Such schedule will identify the Agreement as a reinsurance agreement for which the DAC Tax Election under Regulation Section 1.848-2(g)(8) has been made.

The Company and the Reinsurer represent and warrant that each is respectively subject to U.S. taxation under either the provisions of subchapter L of Chapter 1 or the provisions of subpart F of subchapter N of Chapter 1 of the Code.

12.2    Taxes and Expenses

No taxes, allowances, or expense will be paid by the Reinsurer to the Company for any Reinsured Policy, except as specifically referred to in this Agreement.

Article 13

13.1    Entire Agreement

This Agreement and the Exhibits hereto constitute the entire agreement between the parties with respect to the business reinsured hereunder and supersede any and all prior representations, warranties, prior agreements or understandings between the parties pertaining to the subject matter of this Agreement. There are no understandings between the parties other than as expressed in this Agreement and the Exhibits hereto. In the event of any express conflict between the Agreement and the Exhibits hereto, the Exhibits hereto will control.

Any change or modification to this Agreement and the Exhibits hereto will be null and void unless made by written amendment and signed by both parties.

13.2    Inspection of Records

The Reinsurer or its duly appointed representatives will have access to records of the Company, whether written or electronic, and including system view access, concerning the business reinsured hereunder for the purpose of inspecting, auditing and photocopying those records. Such access will be provided at the office of the Company and will be during reasonable business hours. Assuming the Reinsurer has continued to perform the undisputed portion of its obligations under this Agreement, the Company may not withhold access to information and records on the grounds that the Reinsurer is in breach.

The Reinsurer's right of access as specified above will survive until all of the Reinsurer’s obligations under this Agreement have terminated or been fully discharged.

13.3    Utmost Good Faith

All matters with respect to this Agreement require the utmost good faith of each of the parties.

13.4    Confidentiality

The parties will keep confidential and not disclose or make competitive use of any shared Proprietary Information, as defined below, unless:

a)	The information becomes publicly available or is obtained other than through unauthorized disclosure by the party seeking to disclose or use such information;

b)	The information is independently developed by the recipient;

c)	The disclosure is required for the purpose of any retrocession, securitization, or structured, asset-backed or asset-based financing; or
d)    The disclosure is required by law.
“Proprietary Information” includes, but is not limited to, underwriting manuals and guidelines, applications, contract forms, and premium rates and allowances of the Reinsurer and the Company, but shall not include the existence of this Agreement and the identity of the parties. Nothing herein shall preclude either party from using Proprietary Information for ordinary business operations or developing pricing models and actuarial analyses. Additionally, Proprietary Information may be shared by either party on a need-to-know basis with its employees, affiliates, third party service providers, auditors, consultants or retrocessionaires, or in connection with the dispute process specified in this Agreement.

In addition, the Reinsurer and its representatives and service providers will protect the confidentiality and security of Non-Public Personal Information, as defined below, by:

e)	Holding all Non-Public Personal Information in strict confidence;

f)	Maintaining appropriate measures that are designed to protect the security, integrity and confidentiality of Non-Public Personal Information;

g)
Disclosing and using Non-Public Personal Information received under this Agreement for purposes of carrying out the Reinsurer’s obligations under this Agreement, for purposes of retrocession, or as may be required or permitted by law.

“Non-Public Personal Information” is personally identifiable medical, financial, and other personal information about proposed, current and former applicants, policy owners, contract holders, insureds, annuitants, claimants, and beneficiaries of Reinsured Policies or contracts issued by the Company, and their representatives, that is not publicly available. Non-Public Personal Information does not include de-identified personal data, i.e., information that does not identify, or could not reasonably be associated with, an individual.
The Company will obtain, as required by law, appropriate consents from its insureds to enable the parties to fully exercise their rights and perform their obligations under this Agreement.

13.5    OFAC Compliance

The parties represent that they are using, and shall use, best efforts to continue to be in compliance with all laws, regulations, judicial and administrative orders applicable to the Reinsured Policies as they pertain to the sanction laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such laws may be amended from time to time (collectively the “Laws”). Neither party shall be required to take any action under this Agreement that would violate said Laws, including, but not limited to, making any payments in violation of the Laws.

Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the Laws, the party who first becomes aware of the violation of the Laws shall notify the other party, and the parties shall cooperate in order to take all necessary corrective actions.

The parties agree that such reinsurance transaction shall be null, void and of no effect from its inception, to the same extent as if the reinsurance transaction had never been entered into. In such event, each party shall be restored to the position it would have occupied if the violation had not occurred, including the return of any payments received, unless prohibited by law.

Article 14

14.1	Representations and Warranties

The Company makes no representations and warranties as to the future experience or profitability arising from the Reinsured Policies.

Each party represents and warrants that as of the Effective Date of this Agreement and at the time of executing this Agreement, if later, it is solvent on a statutory basis in all states in which it does business or is licensed.

“Material” or “materially” for purposes of Articles 14 and 15 will mean facts that a prudent reinsurer or insurer would consider as reasonably likely to affect the Reinsurer’s experience under the Agreement. Prior to the execution of this Agreement, the Company has provided to the Reinsurer the Business Guidelines for use in its assessment of the risks covered hereunder. The Company represents and warrants that, to the best of its knowledge:

a)	It has disclosed to the Reinsurer all information which is material to the risks being assumed hereunder; and

b)	The Business Guidelines were complete and accurate when disclosed; and

c)	There has been no material change in the Business Guidelines between the “as of” dates of the information and the date of Agreement execution.

This Article will not terminate or expire until all Reinsured Policies have been discharged or terminated in full.

Article 15

15.1	Business Continuity

All Reinsured Policies will be issued and administered in accordance with the Business Guidelines. The Company will notify the Reinsurer of any change that materially affects the reinsured business. Such changes include, but are not limited to, changes to the Business Guidelines, including material changes in premium rates or cost of insurance rates charged, a material change in the target spread used to manage crediting rates or in the method used to determine crediting rates, or outsourcing of functions such as underwriting, reinsurance administration, or claims. This Agreement will not cover policies affected by such material changes unless the Reinsurer has agreed in writing in advance with the material changes. If the Reinsurer agrees to accept policies affected by the outsourcing, the Company will secure the Reinsurer’s right to audit and inspect the party performing such outsourced services.

If Reinsured Policies are not covered due to an unapproved material change, all payments between the Company and the Reinsurer with respect to the affected Policies shall be refunded, excluding items relating to reserves or interest on reserves. No liability shall remain with the Reinsurer with respect to such Policies.

Article 16

16.1    Duration of Agreement

This Agreement is unlimited as to its duration.

The Reinsurer or the Company may terminate this Agreement or any plan listed in Exhibit A with respect to the reinsurance of new business by giving at least 90 days’ written notice of termination to the other party or pursuant to Article 15.1 of this Agreement. During the 90 day notification period, the Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement.

The Reinsurer remains liable for all Reinsured Policies in force as of the date of the termination, until their natural expiration, unless the parties mutually decide otherwise or as specified otherwise in this Agreement. All provisions of this Agreement will survive its termination to the extent necessary to carry out its purpose.

16.2    Severability

Determination that any provision of this Agreement is invalid or unenforceable will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

16.3    Construction

This Agreement will be construed and administered without regard to authorship and without any presumption or rule of construction in favor of either party. This Agreement is between sophisticated parties, each of which has reviewed the Agreement and is fully knowledgeable about its terms and conditions.

16.4	Credit for Reinsurance

The parties intend that the Company will receive statutory reserve credit in its state of domicile for reinsurance provided under this Agreement. The parties agree to use reasonable efforts to ensure that such reserve credit will remain available to the Company.

16.5	Non-Waiver

A waiver by either party of any violation, or the default by the other party in its adherence to any term of this Agreement, will not constitute a waiver of any other or subsequent violation or default. No prior transaction or dealing between the parties will establish any custom, usage or precedent waiving or modifying any provision of the Agreement. The failure of either party to enforce any part of this Agreement will not constitute a waiver of any right to do so.

16.6	Retrocession

The Reinsurer may reinsure or retrocede any risks or business assumed hereunder.

16.7    Governing Law

This Agreement shall be governed by the laws of the State of Illinois.

16.8    Interest

Each party reserves the right to charge interest on undisputed overdue balances, pursuant to the terms of this Agreement. If applicable, interest will be calculated according to the terms specified in Exhibit C.

16.9    Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. The parties agree that transmission of signature on the original signature page via electronic means, either by facsimile or electronic mail, shall constitute valid execution of this Agreement and that there shall be no obligation to exchange copies of such original "wet" signatures. When this Agreement has been fully executed by the Company and the Reinsurer, it will become effective as of the Effective Date specified in Exhibit A.

Execution

This Agreement has been made in duplicate and hereby executed by both parties.

Signed for and on behalf of **Allstate Assurance Company**

By: ______________________ By: ______________________

Title: ~~12/23/16~~ SVP Title: VP & CFO

Date: 12/23/16 Date: 12-23-16

Signed for and on behalf of **Swiss Re Life & Health America Inc.**

By: ______________________ By: ______________________

Title: VP Title: AVP

Date: 12/21/16 Date: 12/21/16

Exhibit A

Business Covered

Agreement Effective Date:

April 1, 2015. The commencement dates for specific plans are shown below.

Coverage:

The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States and its territories, or legal permanent residents thereof, or foreign residents as specified in Exhibit A-3. Policies may be backdated up to 6 months to save age.

Basis:

50% of the excess over the Company’s retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z inclusive.

Company’s State of Domicile: Illinois

Plans, Riders and Benefits:

Plan            Exhibit Reference        Commencement    Termination
Identification         for Rates             Date         Date

TrueFit Level Term
T10 - T12         C-1             April 1, 2015    May 15, 2016
T13 - T17         C-1             April 1, 2015    May 15, 2016
T18 - T22         C-1             April 1, 2015    May 15, 2016
T23 - T27          C-1             April 1, 2015    May 15, 2016
T28 - T30          C-1             April 1, 2015    May 15, 2016
2016 TrueFit Level Term
T10 - T12         C-1             May 16, 2016
T13 - T17         C-1             May 16, 2016
T18 - T22         C-1             May 16, 2016
T23 - T27         C-1             May 16, 2016
T28 - T30         C-1             May 16, 2016

The Termination Date and the Commencement Date for 2016 TrueFit Level Term are based on the policy's application date as shown above.

Primary Insured
Term Rider         C-1             April 1, 2015
Additional Insured Rider C-1         April 1, 2015

Exhibit A

Plan            Exhibit Reference        Commencement    Termination
Identification         for Rates                Date         Date

Universal Life
Lifetime UL            C-2            April 1, 2015
FutureBuilder UL        C-2            April 1, 2015
FutureGrowth IUL        C-2            April 1, 2015

Primary Insured Term
Rider                C-2            April 1, 2015
Additional Insured Rider    C-2            April 1, 2015

Exhibit A-1

Business Guidelines

The Company affirms that the following have been supplied to the Reinsurer and are in use as of the effective date of this Agreement:

1. Underwriting Requirements Grid
Med Requirements Chart Tele App.doc; Med Requirements Chart Non-Tele App.doc;
IR and MVR Age and Amount Chart

2. Preferred Underwriting Criteria or Rules
PE,P,SSL, Age Adjusted Build & BP 082812;
Rate Class Requirements - Face Amounts $ 1 MM & Up

3. For Universal Life:
Underwriting Guidelines/Rules
Healthy Credits Guide

The Company affirms that the following Underwriting Manual is in use as of the effective date of this Agreement:

Swiss Re's Life Guide

Exhibit A-2

Facultative Submissions

The Company may submit on a facultative basis to the Reinsurer any application for a policy which meets the conditions outlined in Article 2.2 by sending to the Reinsurer an Application for Reinsurance, a sample of which is included as Exhibit B. The Application for Reinsurance will include copies of all underwriting evidence that is available for risk assessment, including copies of the application for insurance, medical examiners’ reports, attending physicians’ statements, inspection reports, and other papers bearing on the insurability of the risk as requested by the Reinsurer. The Company will also notify the Reinsurer of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information pertinent to the risk assessment will be transmitted to the Reinsurer immediately.

After consideration of the Application for Reinsurance and related papers, the Reinsurer will promptly inform the Company of its underwriting decision. The Reinsurer’s facultative offer will expire at the end of 120 days, unless otherwise specified by the Reinsurer. If the Company accepts the Reinsurer’s offer and the policy is placed in force in accordance with the Business Guidelines provided to the Reinsurer, the Company will duly notify the Reinsurer according to the New Business Report specified in Exhibit F. The Reinsurer’s share of liability for such policy will commence at the time specified in Article 4.2 of the Agreement.

If any risk is submitted to more than one reinsurer for consideration, the Company’s rules for placement of facultative cases will apply.

Exhibit A-3

Foreign Residence

Foreign Residence Definition: Living permanently (more than 6 months per year or indefinitely) outside of the United States. This includes both United States and Canadian citizens living abroad and indigenous lives (foreign nationals living abroad).

Requirements for Indigenous Lives: Indigenous lives must have a net worth of $1,000,000 or more and a significant connection to the United States, such as a second home or a business of which they are an officer or significant owner (not just an outside investor).

Requirements for United States Citizens: Must have a net worth of at least $500,000 and be a professional, manager, or business owner.

Plans: All fully underwritten permanent plans plus TrueFit 30YT.

Benefits (WP, COP, ADB): Not offered.

Minimum Face Amount: $500,000 for indigenous lives; $250,000 for United States citizens.

Ages: 18 - 65

Application Site: All applications and exams must be completed in the United States.

Automatic Issue Limits (not including the Company's retention):
Country A:    $10,000,000
Country B:    $7,500,000
Country C:    $5,000,000

Maximum Table Rating: 200% (Table 4)

Classification: In accordance with the RGA country classification system, with ratings as follows:

Country Classification	US/Canadian Citizens/Green Card Holders on Temporary Assignment (1 - 3 years)	All Other Including Indigenous Lives
A	Preferred	Preferred
B	Preferred	Standard (no Preferred)
C	Standard plus $1.00/K	Standard plus $1.50/K
D	Decline	Decline
E	Decline	Decline

Excluded Risks: Politicians, political figures, missionaries, journalists, government leaders, judicial personnel, police, military, security personnel, bodyguards, trade union officials, arms dealers, diplomats, foreign aid relief workers.

Exhibit B

Reinsurance Application

From: Company Name

Company Name

	Last	First	Middle	Date of Birth	Age	Sex

Applicant’s Name
Social Security Number

Plan	Preferred Smoker Nonsmoker Reunderwriting

Curr	Residence For Premium Tax	Policy Number	Policy Date	Preliminary Term From

Type of Application
Facultative	Automatic	Placement Date	Self Administered (Bulk)	Terms YRT	Coinsurance

Decrement	Cash Values	Reserves	Age Basis	Retention Code	Full	Reduced	Nil

Reinsurance Amounts	Basic Coverage	Additional Coverage	Waiver Premium Benefit	Accidental Death Benefit	Other Benefits

Previous Insurance In force

Of Which We Retained -

Insurance Now Applied For -

Of Which We Retain -

Reinsurance This Cession -

Extra Premium

Rating If Substandard -

Coinsurance Premium -

*For YRT cases state Gross Premiums and Expiry Ages for benefits	WP	AD	Other	Amount of Premium to be Waived	Annual Decrement for Amount at Risk

Additional Information or Remarks

Date	By

Exhibit C

General Terms

1.    Premium Tax:

The Reinsurer will not reimburse the Company for premium taxes.

2.    Dividend Payments:

The Reinsurer will not reimburse the Company for dividends paid to policyholders.

3.	Policy Loans:

The Reinsurer will not participate in policy loans or other forms of indebtedness as respects the Reinsured Policies.

4.    Cash Surrender Values:

The Reinsurer will not reimburse the Company for cash surrender values paid to the policyholder.

5.    Reinsurance Limits:

Minimum Automatic Cession:    $5,000

Minimum Facultative Cession: $250,000

6.
Interest Calculation on Late Payments: Interest will accrue from the due date at a rate equal to the Three Month London Interbank Offering Rate (LIBOR) as published in the Wall Street Journal (or if not available, a comparable publication) on the due date or, if the due date is not a business day, on the next business day after the due date, plus 50 basis points per annum to be compounded and adjusted every three months after such due date.

7.
Rates Applicable to Increases: Non-contractual increases which are underwritten consistently with the Business Guidelines and have the same sales compensation paid as a new issue will be reinsured as a new issue. First year reinsurance premium rates and allowances will apply.

Exhibit C-1

Rates and Terms for TrueFit Level Term and 2016 TrueFit Level Term Plans

1.	Reinsurance Structure: YRT

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Annual in advance

4.	Billing Frequency: Monthly

5.	Premiums:

Basic Premiums:

The Company will pay to the Reinsurer a basic premium calculated by multiplying the net amount at risk of the Reinsured Policy, as defined in the Net Amounts At Risk provision of this Exhibit, by the appropriate rate from the 2008 VBT ALB S&U rates which have been included at the end of this Exhibit, subject to the percentages shown below. The Company will continue to pay the appropriate premium to the Reinsurer as long as the Reinsured Policy is in force.

The following percentages will be applied to the reinsurance premiums payable hereunder:

T10 - T12
First Year: 0%

Year 2 - End of Level Premium Period:

	Issue Ages
Male	18 - 29	30 - 39	40 - 49	50 - 59	60 - 80
Pref Elite	95%	82%	64%	61%	51%
Pref NT	126%	103%	79%	69%	60%
Std Select	140%	127%	98%	81%	72%
Std NT	165%	159%	135%	101%	87%
Pref Tob	125%	94%	72%	74%	65%
Std Tob	158%	133%	100%	93%	78%

Female	18 - 29	30 - 39	40 - 49	50 - 59	60 - 80
Pref Elite	88%	82%	69%	65%	58%
Pref NT	111%	101%	80%	73%	67%
Std Select	125%	122%	95%	81%	78%
Std NT	162%	153%	120%	102%	94%
Pref Tob	108%	78%	70%	74%	77%
Std Tob	150%	113%	96%	90%	95%

Exhibit C-1

T13 - T17
First Year: 0%

Year 2 - End of Level Premium Period:

	Issue Ages
Male	18 - 29	30 - 39	40 - 49	50 - 59	60 - 77
Pref Elite	88%	65%	52%	52%	49%
Pref NT	109%	83%	65%	60%	57%
Std Select	122%	103%	82%	70%	69%
Std NT	151%	135%	112%	87%	85%
Pref Tob	105%	80%	68%	70%	72%
Std Tob	132%	112%	93%	87%	86%

Female	18 - 29	30 - 39	40 - 49	50 - 59	60 - 77
Pref Elite	84%	67%	57%	59%	54%
Pref NT	104%	85%	68%	65%	62%
Std Select	119%	102%	80%	75%	74%
Std NT	152%	133%	102%	92%	89%
Pref Tob	100%	70%	63%	65%	79%
Std Tob	138%	102%	87%	85%	95%

T18 - T22
First Year: 0%

Year 2 - End of Level Premium Period:

	Issue Ages
Male	18 - 29	30 - 39	40 - 49	50 - 69
Pref Elite	82%	57%	48%	49%
Pref NT	100%	71%	60%	56%
Std Select	111%	89%	75%	64%
Std NT	133%	115%	99%	78%
Pref Tob	96%	74%	68%	68%
Std Tob	116%	99%	92%	83%

Female	18 - 29	30 - 39	40 - 49	50 - 69
Pref Elite	83%	61%	52%	54%
Pref NT	101%	77%	62%	62%
Std Select	116%	93%	73%	69%
Std NT	144%	115%	93%	84%
Pref Tob	94%	65%	63%	65%
Std Tob	128%	95%	87%	85%

Exhibit C-1

T23 - T27
First Year: 0%

Year 2 - End of Level Premium Period:

	Issue Ages
Male	18 - 29	30 - 39	40 - 49	50 - 60
Pref Elite	81%	54%	47%	48%
Pref NT	99%	68%	58%	54%
Std Select	109%	85%	72%	61%
Std NT	131%	109%	95%	74%
Pref Tob	97%	70%	67%	64%
Std Tob	115%	96%	90%	78%

Female	18 - 29	30 - 39	40 - 49	50 - 60
Pref Elite	82%	56%	50%	50%
Pref NT	99%	70%	59%	55%
Std Select	114%	85%	69%	60%
Std NT	139%	106%	87%	72%
Pref Tob	92%	63%	64%	62%
Std Tob	127%	92%	87%	76%

T28 - T30
First Year: 0%

Year 2 - End of Level Premium Period:

	Issue Ages
Male	18 - 29	30 - 39	40 - 50
Pref Elite	80%	54%	46%
Pref NT	98%	67%	56%
Std Select	108%	83%	68%
Std NT	129%	109%	89%
Pref Tob	96%	69%	64%
Std Tob	112%	95%	85%

Female	18 - 29	30 - 39	40 - 50
Pref Elite	80%	54%	46%
Pref NT	95%	67%	54%
Std Select	110%	81%	64%
Std NT	133%	104%	79%
Pref Tob	92%	62%	61%
Std Tob	124%	90%	83%

Post-Level Period Reinsurance Premiums: 88% of the direct post-level premium rates

Exhibit C-1

Table Extra Premiums/Multiple Extra Premiums:

The Reinsurer shall receive its proportionate share of any extra premiums payable due to additional mortality risk.

Table extra premiums are equal to 25% of the standard basic premium for each assessed table of extra mortality. The Multiple Extra Premium is developed by adding all Table Extra premiums to the standard basic premium.

Supplementary Rider(s):

For the Primary Insured Term and the Additional Insured riders specified in Exhibit A which are reinsured on a YRT basis, the same basic premium the Company pays the Reinsurer, as developed above, will apply.

6.	Other Allowances:

On Multiple Extra Premiums: Not applicable

On Supplementary Riders: Not applicable

On Flat Extra Premiums: When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 100% of the gross flat extra charged by the Company will be made in the first year and an allowance of 10% in each year thereafter.

7.	Policy Fee: There is no policy fee applicable.

8.	Reinsured Net Amounts At Risk: For term plans, the net amount at risk will be based on the reinsured face amount.

9.	Rate Basis: The rates in this subsection are on a non-participating basis.

10.
Rate Guarantee: The reinsurance rates set out in this Exhibit are guaranteed for the first policy year. In subsequent policy years, the Reinsurer reserves the right to increase the premiums for reinsurance but not above the greater of the guaranteed premium (or Maximum Cost of Insurance Rates for Universal Life plans if applicable) charged to the policyholder or the statutory net valuation premium applicable to the Reinsured Policies after increase.

If the Reinsurer exercises its right to increase reinsurance premiums under this Agreement in an amount greater than a retail premium rate increase implemented by the Company for the Reinsured Policies, the Company may recapture all of the Reinsured Policies on which reinsurance rates have been increased regardless of the Reinsured Policies’ duration in force. The Company must provide written notice of its election to recapture prior to the effective date of the reinsurance rate increase. Any such recapture shall be effective on

Exhibit C-1

the effective date of the reinsurance rate increase. If the Company elects to recapture reinsurance under this provision, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance.

11.	Deficiency Reserves: No deficiency reserves will be held by the Reinsurer for the Reinsured Policies.

12.
Minimum Recapture Period: Except as provided in the Reinsurance Rate Guarantee, no recapture, of either the TrueFit policy or any conversions therefrom, is permitted prior to the end of the level premium period. After the end of the level premium period, recapture of either the TrueFit policy or any subsequent conversions is permitted upon an increase in the Company's maximum corporate limits of retention, provided the Company originally held the full amount of retention anticipated under the treaty.

13.
YRT Rates For Conversions: Conversion rates will be based on the appropriate rate from the 2008 VBT ALB S&U rates which have been included at the end of this Exhibit, subject to the percentages shown below:

All Plans	All Ages
Pref Elite	71%
Pref NT	81%
Std Select	91%
Std NT	108%
Pref Tob	88%
Std Tob	111%

14.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim, but the Reinsurer's share exceeds $1,000,000; or

b)	The death occurs outside of the United States or Canada, and the Reinsurer's share exceeds $1,000,000; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead, and the Reinsurer's share exceeds $0.

If the Reinsurer discovers that the Company's claims paying practices and procedures differ materially from those performed at the inception of the Agreement or from the Business Guidelines, then, in addition to any other remedies, the Reinsurer may, with 30 days' written notice, adjust the threshold amounts specified above.

15.	Special Conditions: None

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.20	0.23	0.24	0.24	0.24	0.24	0.24	0.25	0.26	0.26	0.27	0.28	0.30	0.32	0.35	0.39	0.44	0.49	0.55	0.59	0.64	0.68	0.73	0.78	0.83	0.90	43
19	0.19	0.22	0.23	0.23	0.23	0.23	0.24	0.25	0.26	0.27	0.28	0.29	0.31	0.34	0.37	0.42	0.47	0.53	0.59	0.64	0.68	0.73	0.78	0.83	0.89	0.96	44
20	0.18	0.21	0.22	0.22	0.22	0.22	0.23	0.24	0.26	0.27	0.29	0.30	0.33	0.36	0.40	0.45	0.50	0.57	0.63	0.68	0.73	0.77	0.82	0.89	0.96	1.05	45
21	0.16	0.20	0.21	0.21	0.21	0.22	0.23	0.25	0.26	0.28	0.30	0.32	0.35	0.38	0.42	0.47	0.54	0.61	0.67	0.72	0.77	0.82	0.88	0.95	1.05	1.18	46
22	0.15	0.19	0.20	0.21	0.21	0.22	0.23	0.25	0.27	0.29	0.31	0.34	0.37	0.40	0.44	0.50	0.57	0.64	0.71	0.77	0.82	0.88	0.94	1.04	1.17	1.33	47
23	0.14	0.18	0.20	0.20	0.21	0.22	0.23	0.26	0.28	0.31	0.33	0.36	0.39	0.42	0.47	0.53	0.60	0.68	0.75	0.81	0.87	0.94	1.03	1.16	1.32	1.50	48
24	0.13	0.17	0.19	0.20	0.21	0.22	0.24	0.26	0.30	0.33	0.35	0.37	0.41	0.44	0.49	0.56	0.64	0.72	0.80	0.87	0.93	1.02	1.15	1.31	1.49	1.68	49
25	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.27	0.31	0.34	0.36	0.39	0.42	0.46	0.52	0.60	0.68	0.76	0.84	0.93	1.01	1.11	1.25	1.42	1.63	1.87	50
26	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.28	0.32	0.35	0.38	0.41	0.45	0.50	0.56	0.64	0.72	0.81	0.90	0.99	1.08	1.19	1.34	1.52	1.76	2.07	51
27	0.12	0.16	0.19	0.20	0.21	0.22	0.25	0.29	0.33	0.37	0.40	0.44	0.49	0.54	0.61	0.69	0.78	0.87	0.96	1.05	1.16	1.29	1.46	1.66	1.92	2.28	52
28	0.12	0.17	0.19	0.20	0.21	0.23	0.26	0.31	0.35	0.39	0.43	0.48	0.53	0.59	0.67	0.75	0.84	0.93	1.03	1.13	1.25	1.39	1.58	1.80	2.10	2.50	53
29	0.12	0.17	0.19	0.21	0.22	0.25	0.28	0.33	0.37	0.42	0.47	0.52	0.58	0.65	0.73	0.81	0.90	1.00	1.11	1.22	1.35	1.51	1.71	1.96	2.29	2.72	54
30	0.13	0.18	0.20	0.22	0.23	0.26	0.30	0.35	0.40	0.46	0.51	0.57	0.64	0.71	0.80	0.89	0.98	1.08	1.19	1.32	1.46	1.63	1.85	2.13	2.49	2.96	55
31	0.13	0.18	0.21	0.23	0.25	0.28	0.33	0.38	0.44	0.50	0.56	0.63	0.70	0.79	0.88	0.97	1.07	1.18	1.29	1.43	1.58	1.77	2.01	2.31	2.70	3.22	56
32	0.14	0.19	0.22	0.24	0.26	0.30	0.35	0.42	0.48	0.54	0.62	0.69	0.78	0.87	0.96	1.06	1.17	1.28	1.40	1.55	1.72	1.92	2.18	2.51	2.94	3.49	57
33	0.14	0.20	0.23	0.25	0.28	0.33	0.39	0.46	0.52	0.60	0.68	0.76	0.86	0.95	1.06	1.16	1.27	1.39	1.52	1.68	1.86	2.08	2.36	2.72	3.19	3.79	58
34	0.15	0.21	0.24	0.26	0.31	0.36	0.43	0.50	0.57	0.66	0.74	0.84	0.94	1.05	1.16	1.27	1.39	1.51	1.66	1.82	2.02	2.26	2.56	2.95	3.46	4.12	59
35	0.16	0.22	0.25	0.28	0.33	0.40	0.47	0.54	0.63	0.72	0.82	0.93	1.04	1.15	1.27	1.39	1.51	1.65	1.80	1.98	2.20	2.46	2.78	3.21	3.77	4.49	60
36	0.17	0.23	0.26	0.30	0.36	0.44	0.51	0.59	0.69	0.79	0.90	1.03	1.14	1.27	1.39	1.51	1.65	1.80	1.96	2.16	2.38	2.67	3.03	3.50	4.11	4.89	61
37	0.18	0.24	0.27	0.32	0.40	0.48	0.56	0.65	0.75	0.87	1.00	1.13	1.25	1.39	1.51	1.65	1.80	1.96	2.14	2.34	2.59	2.90	3.30	3.83	4.50	5.35	62
38	0.19	0.25	0.28	0.35	0.44	0.52	0.61	0.71	0.83	0.95	1.10	1.23	1.37	1.51	1.65	1.80	1.96	2.13	2.32	2.54	2.82	3.17	3.61	4.19	4.94	5.87	63
39	0.20	0.26	0.30	0.39	0.48	0.57	0.67	0.78	0.91	1.05	1.20	1.35	1.50	1.65	1.80	1.96	2.12	2.31	2.52	2.76	3.07	3.46	3.96	4.61	5.44	6.47	64
40	0.21	0.27	0.32	0.42	0.52	0.62	0.73	0.85	0.99	1.15	1.31	1.47	1.63	1.79	1.96	2.12	2.30	2.51	2.74	3.01	3.35	3.79	4.36	5.09	6.01	7.15	65

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
41	0.22	0.28	0.35	0.46	0.57	0.68	0.79	0.93	1.08	1.25	1.43	1.60	1.77	1.94	2.12	2.30	2.50	2.72	2.97	3.28	3.67	4.17	4.82	5.64	6.67	7.93	66
42	0.23	0.29	0.39	0.51	0.62	0.74	0.86	1.01	1.18	1.36	1.55	1.74	1.92	2.10	2.29	2.49	2.71	2.95	3.23	3.59	4.03	4.61	5.34	6.27	7.42	8.82	67
43	0.24	0.31	0.43	0.55	0.67	0.80	0.94	1.10	1.28	1.48	1.68	1.88	2.08	2.27	2.47	2.69	2.93	3.20	3.52	3.93	4.44	5.10	5.94	6.99	8.29	9.84	68
44	0.25	0.33	0.47	0.60	0.73	0.86	1.02	1.20	1.39	1.60	1.82	2.03	2.24	2.45	2.67	2.91	3.17	3.48	3.85	4.31	4.91	5.67	6.63	7.82	9.27	11.01	69
45	0.26	0.37	0.52	0.65	0.79	0.94	1.11	1.30	1.51	1.74	1.96	2.19	2.41	2.64	2.88	3.14	3.44	3.79	4.21	4.75	5.44	6.32	7.42	8.76	10.40	12.34	70
46	0.27	0.40	0.56	0.71	0.86	1.02	1.20	1.41	1.64	1.88	2.12	2.36	2.60	2.84	3.11	3.40	3.73	4.13	4.63	5.26	6.06	7.07	8.32	9.84	11.68	13.85	71
47	0.28	0.44	0.61	0.77	0.92	1.10	1.30	1.53	1.78	2.03	2.28	2.54	2.80	3.06	3.36	3.69	4.07	4.53	5.11	5.85	6.77	7.93	9.35	11.07	13.13	15.56	72
48	0.29	0.48	0.65	0.83	1.00	1.20	1.42	1.67	1.92	2.19	2.46	2.73	3.01	3.31	3.63	4.00	4.45	4.99	5.66	6.52	7.58	8.91	10.52	12.47	14.77	17.50	73
49	0.31	0.52	0.70	0.89	1.08	1.30	1.54	1.81	2.08	2.37	2.66	2.95	3.25	3.58	3.94	4.36	4.88	5.51	6.30	7.29	8.52	10.03	11.86	14.04	16.62	19.67	74
50	0.33	0.56	0.76	0.96	1.18	1.42	1.68	1.97	2.26	2.56	2.87	3.18	3.51	3.87	4.29	4.78	5.37	6.11	7.03	8.17	9.59	11.30	13.36	15.81	18.71	22.12	75
51	0.36	0.60	0.82	1.04	1.28	1.54	1.83	2.14	2.45	2.77	3.10	3.43	3.80	4.21	4.69	5.25	5.95	6.81	7.88	9.19	10.80	12.74	15.06	17.80	21.04	24.84	76
52	0.39	0.64	0.88	1.12	1.39	1.68	2.00	2.32	2.66	3.00	3.35	3.72	4.14	4.60	5.15	5.80	6.61	7.61	8.85	10.36	12.18	14.37	16.97	20.03	23.63	27.88	77
53	0.41	0.68	0.94	1.22	1.52	1.84	2.18	2.53	2.89	3.26	3.64	4.05	4.52	5.05	5.68	6.44	7.38	8.54	9.96	11.68	13.74	16.20	19.10	22.52	26.52	31.26	78
54	0.44	0.73	1.02	1.34	1.67	2.02	2.39	2.76	3.15	3.55	3.97	4.43	4.96	5.57	6.30	7.19	8.28	9.61	11.24	13.19	15.51	18.26	21.48	25.27	29.72	34.99	79
55	0.47	0.79	1.12	1.46	1.83	2.21	2.62	3.02	3.44	3.87	4.35	4.87	5.47	6.17	7.03	8.05	9.31	10.84	12.69	14.88	17.49	20.55	24.13	28.32	33.26	39.15	80
56	0.51	0.85	1.22	1.61	2.02	2.44	2.87	3.31	3.77	4.25	4.78	5.38	6.07	6.88	7.87	9.06	10.50	12.25	14.33	16.80	19.70	23.10	27.06	31.69	37.19	43.78	81
57	0.55	0.93	1.34	1.78	2.23	2.69	3.16	3.64	4.15	4.69	5.29	5.96	6.76	7.71	8.84	10.22	11.87	13.84	16.19	18.94	22.17	25.92	30.29	35.43	41.55	48.86	82
58	0.59	1.02	1.48	1.97	2.46	2.97	3.49	4.02	4.58	5.19	5.87	6.65	7.57	8.66	9.97	11.55	13.42	15.66	18.28	21.34	24.91	29.04	33.88	39.58	46.33	54.42	83
59	0.64	1.13	1.65	2.18	2.73	3.29	3.86	4.45	5.07	5.77	6.54	7.45	8.51	9.77	11.28	13.07	15.20	17.70	20.62	24.01	27.94	32.51	37.86	44.13	51.57	60.50	84
60	0.70	1.26	1.84	2.43	3.04	3.65	4.28	4.94	5.65	6.43	7.33	8.37	9.59	11.05	12.77	14.81	17.20	19.99	23.23	26.97	31.31	36.35	42.22	49.09	57.56	67.11	85
61	0.78	1.40	2.05	2.71	3.38	4.06	4.76	5.50	6.31	7.21	8.24	9.44	10.85	12.52	14.47	16.78	19.45	22.57	26.14	30.27	35.06	40.58	46.98	55.05	64.44	74.29	86
62	0.88	1.57	2.30	3.03	3.77	4.52	5.31	6.14	7.06	8.10	9.29	10.68	12.30	14.19	16.41	19.00	21.99	25.43	29.39	33.95	39.17	45.19	52.91	62.15	71.97	82.06	87
63	0.99	1.77	2.57	3.38	4.21	5.05	5.93	6.88	7.94	9.13	10.50	12.09	13.94	16.10	18.60	21.50	24.81	28.63	33.01	37.99	43.68	51.10	60.21	69.99	80.21	90.46	88
64	1.12	1.99	2.88	3.78	4.70	5.64	6.65	7.73	8.94	10.31	11.89	13.70	15.81	18.26	21.06	24.28	27.98	32.21	37.00	42.42	49.60	58.58	68.33	78.65	89.21	99.41	89
65	1.27	2.24	3.23	4.24	5.26	6.32	7.46	8.69	10.09	11.66	13.46	15.54	17.94	20.68	23.82	27.42	31.53	36.16	41.37	48.36	57.23	66.95	77.35	88.16	98.93	108.81	90
66	1.44	2.53	3.63	4.74	5.89	7.08	8.38	9.79	11.39	13.19	15.26	17.62	20.32	23.40	26.93	30.94	35.45	40.50	47.33	56.12	65.80	76.27	87.31	98.54	108.81	118.78	91
67	1.65	2.85	4.07	5.31	6.59	7.95	9.42	11.04	12.87	14.93	17.29	19.96	23.00	26.47	30.41	34.83	39.77	46.48	55.20	64.86	75.38	86.62	98.24	108.81	118.78	129.41	92
68	1.88	3.21	4.56	5.94	7.39	8.92	10.60	12.46	14.54	16.89	19.56	22.58	26.02	29.91	34.27	39.12	45.77	54.45	64.08	74.67	86.07	97.99	108.81	118.78	129.41	140.73	93
69	2.13	3.61	5.10	6.65	8.28	10.02	11.93	14.04	16.42	19.09	22.11	25.54	29.40	33.73	38.53	45.14	53.81	63.45	74.09	85.63	97.80	108.81	118.78	129.41	140.73	152.76	94
70	2.42	4.04	5.71	7.43	9.27	11.25	13.41	15.83	18.54	21.56	24.98	28.85	33.16	37.94	44.56	53.25	62.92	73.61	85.29	97.66	108.81	118.78	129.41	140.73	152.76	165.52	95
71	2.73	4.52	6.37	8.31	10.37	12.62	15.08	17.83	20.89	24.33	28.21	32.53	37.32	43.98	52.73	62.46	73.22	85.02	97.56	108.81	118.78	129.41	140.73	152.76	165.52	179.03	96
72	3.06	5.05	7.10	9.28	11.61	14.15	16.95	20.05	23.53	27.44	31.79	36.60	43.34	52.20	62.02	72.87	84.79	97.48	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	97
73	3.43	5.62	7.91	10.35	12.98	15.85	19.02	22.55	26.50	30.88	35.74	42.60	51.62	61.57	72.54	84.59	97.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	98
74	3.82	6.24	8.80	11.53	14.49	17.73	21.33	25.34	29.78	34.69	41.71	50.95	61.07	72.19	84.40	97.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	99
75	4.23	6.92	9.77	12.83	16.16	19.83	23.91	28.42	33.40	40.62	50.13	60.49	71.80	84.18	97.29	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	100
76	4.67	7.64	10.83	14.26	18.02	22.18	26.77	31.82	39.28	49.14	59.78	71.33	83.92	97.21	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	101
77	5.12	8.42	11.98	15.84	20.08	24.75	29.90	37.64	47.91	58.90	70.76	83.60	97.12	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	102
78	5.60	9.26	13.24	17.58	22.34	27.58	35.64	46.40	57.83	70.05	83.20	97.00	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	103
79	6.09	10.17	14.62	19.48	24.81	33.25	44.58	56.51	69.18	82.70	96.84	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	104
80	6.60	11.16	16.12	21.55	30.40	42.39	54.92	68.11	82.09	96.64	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	105
81	7.14	12.21	17.74	27.05	39.79	53.02	66.83	81.34	96.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	106

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
82	7.69	13.33	23.15	36.74	50.76	65.29	80.45	96.11	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	107
83	8.25	16.33	33.18	48.11	63.47	79.38	95.76	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	108
84	8.83	21.64	45.03	61.35	78.13	95.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	109
85	9.41	27.87	58.90	76.68	94.87	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	110
86	10.00	35.11	75.02	94.31	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	10.59	43.49	93.69	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	11.19	50.27	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	11.80	54.72	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	12.43	61.18	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.64	0.58	0.54	0.48	0.42	0.38	0.35	0.35	0.39	0.42	0.45	0.48	0.52	0.56	0.61	0.69	0.79	0.9	1.02	1.12	1.23	1.35	1.48	1.6	1.73	1.89	43
19	0.58	0.54	0.48	0.42	0.38	0.35	0.33	0.35	0.4	0.43	0.47	0.5	0.54	0.59	0.66	0.76	0.86	0.98	1.12	1.23	1.35	1.47	1.59	1.73	1.88	2.05	44
20	0.54	0.48	0.42	0.38	0.35	0.33	0.32	0.36	0.4	0.45	0.49	0.52	0.57	0.63	0.72	0.82	0.94	1.08	1.22	1.34	1.47	1.59	1.71	1.87	2.05	2.25	45
21	0.48	0.42	0.38	0.35	0.33	0.32	0.33	0.38	0.42	0.47	0.52	0.55	0.62	0.68	0.76	0.88	1.02	1.18	1.32	1.46	1.58	1.71	1.85	2.03	2.24	2.52	46

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
22	0.42	0.38	0.35	0.33	0.32	0.32	0.34	0.4	0.45	0.5	0.54	0.6	0.66	0.73	0.82	0.95	1.11	1.27	1.42	1.57	1.7	1.85	2.01	2.22	2.5	2.84	47
23	0.38	0.35	0.33	0.32	0.32	0.32	0.36	0.42	0.48	0.53	0.58	0.64	0.71	0.78	0.89	1.03	1.19	1.36	1.54	1.68	1.82	2	2.2	2.48	2.82	3.21	48
24	0.34	0.33	0.32	0.32	0.32	0.34	0.39	0.44	0.52	0.58	0.63	0.69	0.76	0.83	0.94	1.11	1.28	1.46	1.65	1.82	1.98	2.19	2.46	2.8	3.18	3.6	49
25	0.32	0.32	0.32	0.32	0.34	0.36	0.4	0.47	0.55	0.62	0.67	0.73	0.81	0.9	1.02	1.19	1.38	1.57	1.76	1.97	2.16	2.39	2.7	3.05	3.49	4.02	50
26	0.31	0.32	0.32	0.34	0.36	0.38	0.43	0.5	0.57	0.66	0.71	0.79	0.87	0.98	1.13	1.3	1.49	1.7	1.90	2.12	2.34	2.59	2.91	3.27	3.78	4.46	51
27	0.3	0.32	0.34	0.36	0.38	0.42	0.46	0.53	0.62	0.7	0.78	0.87	0.97	1.09	1.25	1.43	1.63	1.84	2.06	2.29	2.54	2.82	3.18	3.56	4.15	4.93	52
28	0.3	0.34	0.36	0.38	0.42	0.44	0.49	0.59	0.67	0.77	0.86	0.96	1.07	1.21	1.38	1.57	1.78	2.01	2.24	2.48	2.77	3.08	3.46	3.89	4.54	5.43	53
29	0.3	0.36	0.38	0.42	0.44	0.47	0.54	0.64	0.74	0.85	0.95	1.06	1.19	1.34	1.53	1.73	1.95	2.19	2.45	2.72	3.04	3.4	3.79	4.24	4.98	5.95	54
30	0.3	0.38	0.42	0.44	0.47	0.52	0.60	0.71	0.82	0.94	1.05	1.18	1.33	1.51	1.71	1.92	2.16	2.41	2.71	3.03	3.39	3.78	4.2	4.67	5.44	6.52	55
31	0.31	0.4	0.44	0.47	0.51	0.56	0.67	0.79	0.91	1.04	1.17	1.33	1.50	1.7	1.91	2.15	2.41	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.95	7.13	56
32	0.32	0.41	0.47	0.5	0.55	0.63	0.74	0.88	1.01	1.15	1.32	1.49	1.69	1.91	2.14	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.51	7.79	57
33	0.33	0.43	0.5	0.53	0.61	0.71	0.83	0.98	1.12	1.29	1.48	1.67	1.9	2.14	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	7.11	8.53	58
34	0.34	0.44	0.52	0.58	0.68	0.79	0.93	1.08	1.26	1.45	1.65	1.89	2.13	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.79	9.35	59
35	0.35	0.45	0.55	0.64	0.75	0.89	1.04	1.21	1.41	1.63	1.86	2.13	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.54	10.25	60
36	0.36	0.47	0.59	0.71	0.84	1	1.17	1.35	1.57	1.82	2.09	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.39	11.25	61
37	0.37	0.5	0.64	0.78	0.94	1.12	1.31	1.5	1.76	2.04	2.36	2.69	3.02	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	10.36	12.39	62
38	0.38	0.54	0.69	0.88	1.06	1.25	1.45	1.69	1.98	2.29	2.66	3.01	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	11.45	13.68	63
39	0.39	0.58	0.78	0.99	1.18	1.4	1.62	1.9	2.22	2.57	2.97	3.37	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.74	12.68	15.15	64
40	0.4	0.63	0.88	1.1	1.32	1.56	1.81	2.12	2.48	2.89	3.32	3.75	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.73	11.87	14.08	16.81	65
41	0.43	0.72	0.98	1.23	1.48	1.73	2.02	2.37	2.78	3.22	3.71	4.18	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.71	11.83	13.22	15.67	18.69	66
42	0.48	0.82	1.09	1.37	1.65	1.93	2.26	2.65	3.1	3.59	4.12	4.66	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.79	13.15	14.74	17.49	20.79	67
43	0.54	0.92	1.22	1.53	1.83	2.14	2.52	2.96	3.46	4	4.57	5.15	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.72	13.08	14.65	16.47	19.53	23.16	68
44	0.59	1.02	1.37	1.70	2.02	2.38	2.8	3.30	3.85	4.44	5.07	5.68	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.68	12.97	14.52	16.34	18.43	21.82	25.8	69
45	0.68	1.14	1.53	1.88	2.25	2.65	3.13	3.68	4.29	4.94	5.6	6.26	6.92	7.59	8.28	9.03	9.84	10.69	11.65	12.87	14.36	16.14	18.23	20.62	24.36	28.71	70
46	0.76	1.26	1.69	2.08	2.5	2.95	3.48	4.09	4.77	5.46	6.17	6.88	7.58	8.28	9.03	9.84	10.69	11.63	12.79	14.21	15.91	17.95	20.33	23.06	27.17	31.91	71
47	0.84	1.38	1.85	2.3	2.75	3.27	3.87	4.55	5.28	6.03	6.79	7.54	8.28	9.03	9.84	10.69	11.63	12.73	14.07	15.7	17.64	19.96	22.66	25.76	30.26	35.39	72
48	0.92	1.52	2.02	2.53	3.04	3.64	4.31	5.07	5.84	6.66	7.46	8.24	9.03	9.84	10.69	11.60	12.68	13.95	15.48	17.34	19.55	22.17	25.21	28.72	33.6	39.14	73
49	1.01	1.66	2.21	2.79	3.37	4.05	4.79	5.63	6.45	7.32	8.18	9	9.83	10.69	11.6	12.63	13.85	15.29	17.04	19.15	21.65	24.59	27.99	31.92	37.18	43.16	74
50	1.1	1.8	2.42	3.06	3.74	4.5	5.34	6.23	7.12	8.03	8.94	9.8	10.68	11.6	12.61	13.77	15.13	16.78	18.77	21.13	23.96	27.22	31	35.37	41.04	47.44	75
51	1.2	1.95	2.65	3.36	4.14	4.99	5.92	6.88	7.84	8.8	9.75	10.65	11.60	12.59	13.71	15	16.55	18.41	20.67	23.32	26.43	30.04	34.23	39.05	45.13	51.96	76
52	1.28	2.1	2.88	3.69	4.59	5.54	6.56	7.59	8.62	9.62	10.61	11.57	12.59	13.68	14.92	16.36	18.11	20.21	22.73	25.68	29.11	33.08	37.68	42.96	49.43	56.72	77
53	1.37	2.27	3.14	4.08	5.09	6.15	7.27	8.35	9.45	10.52	11.54	12.57	13.67	14.86	16.24	17.87	19.83	22.18	24.98	28.22	31.98	36.33	41.31	47.09	53.94	61.7	78
54	1.48	2.45	3.45	4.53	5.65	6.82	8.03	9.2	10.35	11.46	12.55	13.65	14.84	16.15	17.70	19.53	21.71	24.33	27.41	30.96	35.05	39.75	45.14	51.4	58.67	66.92	79
55	1.58	2.66	3.81	5	6.27	7.54	8.86	10.11	11.33	12.47	13.64	14.83	16.12	17.57	19.32	21.35	23.78	26.67	30.02	33.88	38.31	43.37	49.18	55.91	63.6	72.48	80
56	1.71	2.91	4.2	5.54	6.95	8.36	9.75	11.08	12.36	13.58	14.81	16.1	17.52	19.15	21.08	23.34	26.04	29.18	32.82	36.98	41.75	47.19	53.43	60.61	68.84	78.4	81
57	1.85	3.2	4.64	6.16	7.71	9.23	10.72	12.12	13.46	14.77	16.09	17.48	19.06	20.88	23	25.52	28.47	31.89	35.81	40.29	45.39	51.21	57.88	65.59	74.4	84.65	82
58	2.02	3.52	5.15	6.84	8.52	10.17	11.75	13.23	14.65	16.04	17.46	19	20.75	22.75	25.11	27.88	31.09	34.8	39.01	43.8	49.25	55.45	62.6	70.88	80.27	91.24	83
59	2.2	3.9	5.73	7.58	9.42	11.18	12.86	14.43	15.92	17.42	18.96	20.66	22.57	24.81	27.4	30.43	33.92	37.91	42.42	47.53	53.33	59.98	67.64	76.45	86.45	98.20	84
60	2.41	4.35	6.37	8.39	10.39	12.26	14.05	15.7	17.29	18.89	20.58	22.45	24.56	27.04	29.89	33.18	36.95	41.22	46.06	51.51	57.73	64.85	72.97	82.31	93.42	105.59	85
61	2.68	4.84	7.08	9.27	11.41	13.42	15.3	17.04	18.76	20.49	22.33	24.39	26.74	29.45	32.57	36.14	40.19	44.78	49.94	55.8	62.47	70.04	78.63	89.32	101.37	113.44	86
62	2.99	5.39	7.86	10.24	12.51	14.64	16.61	18.47	20.31	22.20	24.23	26.5	29.10	32.06	35.46	39.35	43.7	48.61	54.17	60.46	67.56	75.56	85.79	97.75	109.89	121.79	87

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
63	3.35	6.02	8.68	11.24	13.67	15.91	18.01	19.99	21.98	24.02	26.27	28.78	31.63	34.89	38.59	42.80	47.49	52.8	58.79	65.48	73.01	82.87	94.77	106.85	119.03	130.75	88
64	3.76	6.68	9.55	12.3	14.87	17.25	19.49	21.6	23.75	25.98	28.46	31.24	34.38	37.96	41.99	46.52	51.63	57.39	63.76	70.89	80.44	92.28	104.51	116.69	128.91	140.17	89
65	4.21	7.39	10.49	13.43	16.14	18.64	21.03	23.29	25.63	28.09	30.83	33.9	37.37	41.28	45.68	50.61	56.17	62.36	69.16	78.48	90.24	102.53	115.01	127.39	139.46	149.96	90
66	4.71	8.17	11.47	14.58	17.46	20.11	22.64	25.08	27.64	30.35	33.4	36.79	40.63	44.91	49.74	55.15	61.15	67.74	76.88	88.6	100.92	113.63	126.37	138.9	149.96	160.2	91
67	5.27	8.98	12.49	15.78	18.82	21.63	24.33	26.98	29.78	32.8	36.18	39.93	44.17	48.91	54.24	60.11	66.59	75.56	87.27	99.65	112.48	125.57	138.56	149.96	160.2	171.05	92
68	5.86	9.81	13.55	17.02	20.23	23.22	26.11	29.01	32.09	35.46	39.2	43.38	48.1	53.37	59.2	65.55	74.52	86.21	98.63	111.63	124.94	138.29	149.96	160.2	171.05	182.57	93
69	6.47	10.69	14.64	18.3	21.7	24.87	27.98	31.17	34.59	38.35	42.52	47.23	52.51	58.29	64.64	73.61	85.37	97.85	110.96	124.49	138.11	149.96	160.2	171.05	182.57	194.6	94
70	7.12	11.58	15.76	19.61	23.21	26.61	29.99	33.51	37.32	41.51	46.24	51.53	57.37	63.73	72.77	84.65	97.22	110.44	124.19	137.98	149.96	160.2	171.05	182.57	194.6	207.22	95
71	7.78	12.5	16.91	20.98	24.79	28.47	32.15	36.05	40.31	45.06	50.42	56.31	62.75	71.96	84	96.71	110.06	123.95	137.91	149.96	160.2	171.05	182.57	194.6	207.22	220.41	96
72	8.45	13.46	18.09	22.41	26.46	30.44	34.49	38.84	43.67	49.08	55.05	61.60	71.03	83.36	96.28	109.78	123.82	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	97
73	9.14	14.42	19.33	23.9	28.25	32.56	37.06	41.97	47.46	53.52	60.21	69.94	82.61	95.81	109.54	123.73	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	98
74	9.85	15.43	20.63	25.47	30.16	34.87	39.91	45.5	51.67	58.49	68.56	81.72	95.27	109.25	123.65	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	99
75	10.58	16.48	21.99	27.16	32.22	37.46	43.15	49.42	56.37	66.85	80.54	94.56	108.89	123.52	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	100
76	11.32	17.57	23.43	28.98	34.5	40.36	46.74	53.78	64.68	79.01	93.61	108.4	123.34	137.83	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	101
77	12.08	18.72	24.96	30.97	37.06	43.57	50.73	62.04	77.08	92.30	107.68	123.04	137.79	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	102
78	12.86	19.94	26.63	33.17	39.89	47.13	58.92	74.70	90.68	106.67	122.57	137.67	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	103
79	13.66	21.26	28.47	35.58	43.01	55.3	71.91	88.62	105.4	121.91	137.5	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	104
80	14.50	22.7	30.46	38.23	51.21	68.71	86.22	103.76	121.03	137.24	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	105
81	15.38	24.22	32.63	46.66	65.21	83.51	101.84	119.91	136.9	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	106
82	16.27	25.83	41.44	61.46	80.62	99.69	118.59	136.47	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	107
83	17.16	30.94	57.44	77.63	97.47	117.12	135.95	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	108
84	18.05	39.82	74.65	95.27	115.64	135.38	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	109
85	18.94	49.39	93.25	114.23	134.82	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	110
86	19.80	59.73	113.06	134.29	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	20.61	70.71	133.88	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	21.38	77.9	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	22.10	81.65	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	22.81	92.34	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.9	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.1	0.16	0.26	0.38	0.5	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.7	0.77	0.84	0.91	0.97	1	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.1	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.8	0.81	0.82	0.83	0.85	0.9	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.9	0.92	0.91	0.88	0.86	0.82	0.8	0.79	0.79	0.8	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.6	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.9	0.96	1.03	1.10	1.19	1.29	1.4	40
16	0.49	0.56	0.63	0.7	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.56	0.61	0.67	0.73	0.75	0.75	0.72	0.7	0.67	0.66	0.67	0.69	0.71	0.73	0.75	0.79	0.83	0.88	0.94	1	1.08	1.17	1.27	1.38	1.52	1.67	43
19	0.58	0.62	0.67	0.7	0.71	0.69	0.66	0.63	0.62	0.63	0.64	0.68	0.7	0.73	0.77	0.81	0.86	0.91	0.97	1.04	1.13	1.22	1.33	1.46	1.61	1.77	44
20	0.59	0.62	0.64	0.65	0.65	0.62	0.59	0.58	0.59	0.61	0.63	0.67	0.7	0.74	0.79	0.83	0.88	0.94	1.01	1.08	1.17	1.27	1.39	1.54	1.7	1.87	45
21	0.58	0.59	0.59	0.59	0.58	0.56	0.54	0.55	0.56	0.59	0.61	0.66	0.71	0.76	0.81	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.47	1.62	1.79	1.99	46
22	0.55	0.53	0.53	0.53	0.52	0.51	0.51	0.52	0.54	0.56	0.6	0.66	0.72	0.78	0.83	0.88	0.94	1.01	1.08	1.16	1.27	1.4	1.54	1.7	1.89	2.11	47
23	0.5	0.47	0.47	0.47	0.47	0.48	0.48	0.49	0.52	0.54	0.6	0.67	0.74	0.8	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.45	1.6	1.78	1.99	2.25	48
24	0.44	0.41	0.41	0.42	0.44	0.45	0.46	0.47	0.49	0.54	0.61	0.69	0.76	0.82	0.88	0.94	1	1.08	1.16	1.25	1.38	1.51	1.68	1.88	2.11	2.4	49
25	0.39	0.36	0.37	0.39	0.41	0.42	0.43	0.45	0.48	0.55	0.62	0.7	0.77	0.84	0.91	0.97	1.04	1.12	1.21	1.32	1.44	1.6	1.78	1.99	2.25	2.56	50
26	0.34	0.33	0.35	0.37	0.39	0.4	0.42	0.45	0.49	0.56	0.63	0.71	0.79	0.86	0.93	1.01	1.08	1.18	1.28	1.4	1.54	1.71	1.9	2.13	2.4	2.74	51
27	0.29	0.3	0.34	0.36	0.37	0.38	0.42	0.45	0.5	0.57	0.65	0.73	0.82	0.9	0.97	1.05	1.14	1.24	1.36	1.5	1.65	1.83	2.04	2.28	2.57	2.95	52
28	0.26	0.29	0.33	0.36	0.36	0.38	0.42	0.45	0.51	0.58	0.67	0.76	0.86	0.94	1.02	1.11	1.21	1.32	1.46	1.6	1.77	1.97	2.18	2.44	2.76	3.17	53
29	0.23	0.28	0.32	0.35	0.37	0.38	0.42	0.46	0.52	0.6	0.71	0.8	0.9	1	1.08	1.19	1.29	1.42	1.57	1.72	1.91	2.11	2.34	2.62	2.96	3.42	54
30	0.2	0.27	0.32	0.36	0.38	0.39	0.42	0.47	0.54	0.64	0.75	0.86	0.96	1.06	1.16	1.27	1.39	1.54	1.69	1.86	2.06	2.27	2.52	2.81	3.19	3.71	55
31	0.19	0.27	0.33	0.37	0.39	0.4	0.43	0.49	0.58	0.68	0.8	0.92	1.03	1.14	1.25	1.37	1.51	1.66	1.83	2.02	2.22	2.45	2.71	3.03	3.45	4.02	56
32	0.19	0.28	0.34	0.38	0.4	0.41	0.45	0.53	0.62	0.74	0.86	0.99	1.11	1.23	1.35	1.49	1.64	1.8	1.99	2.19	2.4	2.64	2.92	3.27	3.74	4.37	57
33	0.2	0.29	0.36	0.39	0.41	0.43	0.49	0.57	0.67	0.80	0.93	1.07	1.2	1.33	1.47	1.62	1.78	1.96	2.17	2.38	2.6	2.86	3.16	3.54	4.06	4.76	58
34	0.21	0.31	0.37	0.41	0.43	0.47	0.53	0.62	0.73	0.86	1.01	1.15	1.3	1.44	1.6	1.76	1.95	2.14	2.36	2.58	2.82	3.09	3.42	3.85	4.43	5.2	59
35	0.22	0.32	0.39	0.43	0.46	0.51	0.58	0.68	0.8	0.94	1.09	1.25	1.41	1.57	1.74	1.92	2.13	2.34	2.57	2.8	3.06	3.35	3.72	4.2	4.84	5.71	60
36	0.23	0.34	0.41	0.45	0.49	0.55	0.63	0.74	0.87	1.02	1.19	1.36	1.53	1.71	1.9	2.1	2.32	2.56	2.8	3.05	3.32	3.64	4.05	4.59	5.32	6.28	61
37	0.24	0.35	0.43	0.48	0.53	0.61	0.69	0.81	0.95	1.12	1.29	1.48	1.67	1.87	2.08	2.3	2.54	2.79	3.05	3.32	3.61	3.97	4.43	5.04	5.85	6.92	62
38	0.25	0.37	0.45	0.52	0.58	0.67	0.76	0.89	1.04	1.22	1.40	1.6	1.81	2.03	2.27	2.52	2.77	3.04	3.32	3.61	3.94	4.34	4.86	5.55	6.46	7.64	63
39	0.26	0.39	0.47	0.56	0.64	0.73	0.84	0.97	1.14	1.32	1.52	1.74	1.97	2.22	2.48	2.75	3.03	3.31	3.61	3.94	4.3	4.76	5.35	6.14	7.16	8.46	64
40	0.27	0.41	0.51	0.6	0.7	0.8	0.92	1.07	1.24	1.44	1.66	1.9	2.15	2.42	2.7	3	3.30	3.61	3.94	4.29	4.71	5.23	5.92	6.8	7.95	9.39	65
41	0.28	0.43	0.55	0.66	0.77	0.88	1.01	1.17	1.35	1.56	1.8	2.07	2.35	2.64	2.95	3.27	3.59	3.93	4.29	4.69	5.17	5.78	6.56	7.56	8.85	10.44	66
42	0.29	0.45	0.59	0.72	0.85	0.97	1.11	1.27	1.47	1.7	1.96	2.25	2.56	2.88	3.21	3.56	3.92	4.29	4.69	5.15	5.7	6.4	7.29	8.43	9.87	11.63	67
43	0.31	0.48	0.64	0.79	0.93	1.06	1.21	1.39	1.61	1.86	2.14	2.45	2.78	3.13	3.5	3.88	4.27	4.68	5.13	5.66	6.3	7.11	8.13	9.43	11.03	12.97	68

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
44	0.32	0.52	0.7	0.86	1.01	1.16	1.32	1.51	1.75	2.02	2.33	2.67	3.03	3.41	3.81	4.23	4.66	5.12	5.63	6.24	6.98	7.92	9.09	10.55	12.34	14.47	69
45	0.34	0.56	0.76	0.94	1.11	1.26	1.44	1.65	1.9	2.2	2.53	2.9	3.3	3.72	4.16	4.61	5.08	5.6	6.2	6.9	7.76	8.84	10.18	11.83	13.82	16.17	70
46	0.36	0.61	0.84	1.03	1.21	1.38	1.57	1.8	2.08	2.39	2.76	3.16	3.60	4.05	4.53	5.03	5.56	6.15	6.84	7.65	8.66	9.9	11.42	13.27	15.48	18.08	71
47	0.39	0.67	0.92	1.13	1.31	1.50	1.71	1.96	2.26	2.61	3.01	3.45	3.92	4.42	4.95	5.5	6.1	6.78	7.57	8.52	9.68	11.1	12.83	14.9	17.35	20.21	72
48	0.43	0.74	1	1.23	1.43	1.64	1.87	2.14	2.47	2.85	3.28	3.76	4.28	4.83	5.41	6.03	6.71	7.48	8.4	9.5	10.84	12.46	14.41	16.73	19.45	22.60	73
49	0.47	0.81	1.10	1.34	1.56	1.79	2.04	2.34	2.7	3.12	3.59	4.11	4.68	5.28	5.92	6.62	7.4	8.29	9.35	10.62	12.16	14	16.2	18.79	21.79	25.25	74
50	0.51	0.89	1.2	1.46	1.7	1.95	2.23	2.56	2.95	3.41	3.93	4.5	5.12	5.79	6.5	7.29	8.18	9.22	10.44	11.9	13.65	15.74	18.2	21.08	24.4	28.2	75
51	0.57	0.98	1.31	1.6	1.86	2.13	2.44	2.8	3.24	3.74	4.31	4.94	5.62	6.36	7.16	8.06	9.08	10.27	11.68	13.36	15.34	17.7	20.44	23.63	27.3	31.48	76
52	0.63	1.07	1.43	1.74	2.03	2.33	2.67	3.08	3.56	4.11	4.74	5.43	6.18	7.00	7.92	8.93	10.11	11.48	13.09	15	17.25	19.88	22.95	26.47	30.5	35.1	77
53	0.71	1.17	1.56	1.9	2.21	2.55	2.94	3.39	3.92	4.53	5.22	5.98	6.82	7.74	8.77	9.93	11.28	12.85	14.69	16.86	19.39	22.33	25.72	29.61	34.03	39.1	78
54	0.79	1.28	1.7	2.07	2.42	2.8	3.23	3.74	4.33	5	5.77	6.61	7.55	8.59	9.75	11.08	12.62	14.4	16.5	18.95	21.78	25.05	28.79	33.07	37.93	43.49	79
55	0.87	1.4	1.85	2.26	2.65	3.08	3.57	4.14	4.79	5.54	6.39	7.33	8.38	9.55	10.88	12.39	14.14	16.17	18.54	21.28	24.44	28.06	32.18	36.87	42.2	48.42	80
56	0.97	1.53	2.02	2.47	2.92	3.4	3.95	4.59	5.32	6.16	7.11	8.16	9.34	10.66	12.16	13.88	15.87	18.17	20.83	23.89	27.40	31.39	35.92	41.05	46.99	53.94	81
57	1.07	1.67	2.2	2.7	3.21	3.76	4.39	5.1	5.93	6.86	7.92	9.1	10.43	11.92	13.62	15.58	17.83	20.42	23.39	26.8	30.67	35.06	40.01	45.72	52.35	60	82
58	1.17	1.83	2.41	2.97	3.54	4.17	4.88	5.69	6.62	7.67	8.85	10.18	11.68	13.37	15.29	17.5	20.04	22.94	26.25	30.02	34.28	39.08	44.58	50.94	58.21	66.63	83
59	1.29	1.99	2.64	3.27	3.92	4.64	5.44	6.36	7.41	8.59	9.92	11.41	13.1	15.01	17.19	19.67	22.52	25.75	29.43	33.57	38.24	43.57	49.7	56.64	64.6	74.28	84
60	1.41	2.17	2.89	3.61	4.35	5.17	6.09	7.13	8.31	9.64	11.14	12.82	14.72	16.87	19.32	22.12	25.29	28.89	32.94	37.49	42.68	48.6	55.28	62.86	72.19	83.18	85
61	1.54	2.38	3.18	3.99	4.84	5.77	6.82	8.00	9.33	10.83	12.52	14.41	16.56	18.98	21.73	24.85	28.38	32.36	36.81	41.88	47.64	54.1	61.36	70.41	81.26	93.18	86
62	1.69	2.61	3.51	4.43	5.4	6.47	7.65	9	10.5	12.19	14.09	16.23	18.64	21.36	24.43	27.91	31.81	36.19	41.16	46.79	53.07	60.09	68.89	79.62	91.49	104.49	87
63	1.85	2.88	3.89	4.92	6.04	7.25	8.6	10.13	11.82	13.73	15.87	18.28	20.98	24.02	27.45	31.30	35.62	40.5	46.03	52.18	59	67.61	78.24	90.06	103.13	117.34	88
64	2.04	3.17	4.31	5.49	6.76	8.14	9.68	11.4	13.32	15.47	17.88	20.57	23.6	27	30.81	35.07	39.9	45.35	51.39	58.06	66.53	77.08	88.86	101.97	116.39	131.48	89
65	2.25	3.51	4.8	6.14	7.58	9.16	10.9	12.85	15.01	17.43	20.13	23.15	26.54	30.32	34.54	39.32	44.71	50.67	57.24	65.6	76.1	87.86	101.02	115.6	131.11	147.2	90
66	2.49	3.9	5.35	6.87	8.51	10.3	12.28	14.47	16.91	19.62	22.66	26.04	29.81	34.00	38.74	44.1	50	56.50	64.8	75.26	87.02	100.23	114.98	130.81	147.2	164.55	91
67	2.77	4.35	5.97	7.7	9.55	11.59	13.82	16.3	19.03	22.09	25.47	29.25	33.43	38.16	43.48	49.36	55.81	64.08	74.54	86.31	99.58	114.47	130.58	147.2	164.55	182.79	92
68	3.09	4.86	6.69	8.63	10.73	13.03	15.55	18.34	21.41	24.82	28.61	32.8	37.52	42.84	48.7	55.14	63.41	73.89	85.7	99.04	114.06	130.4	147.2	164.55	182.79	201.3	93
69	3.47	5.44	7.49	9.69	12.06	14.64	17.48	20.6	24.05	27.86	32.07	36.81	42.13	48	54.44	62.75	73.29	85.15	98.57	113.74	130.26	147.2	164.55	182.79	201.3	218.61	94
70	3.9	6.1	8.40	10.87	13.53	16.44	19.63	23.13	26.98	31.22	35.98	41.33	47.21	53.67	62.05	72.69	84.64	98.17	113.47	130.15	147.2	164.55	182.79	201.3	218.61	235.43	95
71	4.39	6.84	9.42	12.19	15.18	18.44	22.01	25.92	30.21	35.01	40.39	46.31	52.79	61.28	72.06	84.14	97.78	113.23	130.08	147.2	164.55	182.79	201.3	218.61	235.43	252.99	96
72	4.95	7.67	10.56	13.66	17	20.65	24.63	28.99	33.85	39.27	45.23	51.78	60.39	71.36	83.6	97.39	113.01	130.01	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	97
73	5.57	8.6	11.82	15.28	19.02	23.1	27.53	32.45	37.94	43.95	50.56	59.35	70.55	82.99	96.98	112.77	129.94	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	98
74	6.28	9.63	13.22	17.07	21.24	25.78	30.78	36.33	42.43	49.09	58.09	69.58	82.29	96.5	112.52	129.86	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	99
75	7.06	10.78	14.76	19.05	23.69	28.78	34.42	40.59	47.35	56.58	68.42	81.44	95.94	112.2	129.78	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	100
76	7.92	12.05	16.46	21.21	26.42	32.15	38.41	45.26	54.76	67.04	80.42	95.25	111.82	129.66	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	101
77	8.87	13.43	18.32	23.64	29.47	35.83	42.78	52.61	65.36	79.2	94.42	111.35	129.52	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	102
78	9.92	14.95	20.39	26.34	32.81	39.85	50.05	63.37	77.73	93.42	110.77	129.34	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	103
79	11.06	16.64	22.71	29.29	36.45	47.05	61.02	75.97	92.22	110.07	129.11	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	104
80	12.33	18.53	25.23	32.51	43.56	58.26	73.91	90.8	109.23	128.84	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	105
81	13.74	20.57	27.97	39.53	55.05	71.49	89.12	108.23	128.5	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	106
82	15.27	22.8	34.91	51.35	68.68	87.16	107.06	128.11	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	107
83	16.94	27.12	47.12	65.45	84.89	105.7	127.65	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	108
84	18.73	34.08	61.76	82.29	104.14	127.13	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	109

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
85	20.67	42.33	79.32	102.37	126.53	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	110
86	22.75	52.13	100.35	125.85	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	111
87	24.98	63.74	125.09	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	27.37	71.77	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	29.96	80.67	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	32.82	111.62	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.9	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.1	0.16	0.26	0.38	0.5	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.7	0.77	0.84	0.91	0.97	1	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.1	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.8	0.81	0.82	0.83	0.85	0.9	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.9	0.92	0.91	0.88	0.86	0.82	0.8	0.79	0.79	0.8	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.6	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.9	0.96	1.03	1.10	1.19	1.29	1.4	40
16	0.49	0.56	0.63	0.7	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.84	0.85	0.88	0.9	0.92	0.93	0.91	0.92	0.92	0.96	1.02	1.09	1.16	1.23	1.31	1.4	1.5	1.62	1.75	1.91	2.1	2.32	2.56	2.85	3.2	3.60	43
19	0.83	0.84	0.87	0.89	0.9	0.89	0.88	0.87	0.9	0.96	1.02	1.1	1.18	1.27	1.36	1.46	1.58	1.71	1.85	2.02	2.23	2.48	2.74	3.07	3.46	3.88	44
20	0.81	0.83	0.83	0.85	0.85	0.84	0.83	0.84	0.89	0.96	1.03	1.12	1.22	1.32	1.42	1.53	1.65	1.8	1.96	2.14	2.36	2.64	2.94	3.3	3.71	4.16	45
21	0.78	0.78	0.78	0.8	0.8	0.8	0.79	0.83	0.88	0.96	1.04	1.14	1.26	1.37	1.49	1.61	1.74	1.89	2.07	2.26	2.51	2.82	3.16	3.53	3.97	4.46	46
22	0.74	0.72	0.73	0.75	0.75	0.76	0.78	0.82	0.88	0.94	1.05	1.18	1.31	1.43	1.56	1.68	1.83	2	2.18	2.4	2.67	3.01	3.37	3.76	4.24	4.79	47
23	0.68	0.65	0.67	0.69	0.71	0.74	0.77	0.81	0.85	0.93	1.09	1.22	1.36	1.5	1.64	1.77	1.93	2.11	2.3	2.54	2.85	3.17	3.56	4	4.51	5.13	48
24	0.62	0.59	0.61	0.65	0.69	0.72	0.76	0.79	0.83	0.97	1.12	1.27	1.43	1.57	1.72	1.87	2.02	2.22	2.43	2.67	3	3.35	3.77	4.26	4.82	5.51	49

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
25	0.56	0.55	0.58	0.63	0.68	0.71	0.72	0.77	0.86	1	1.16	1.32	1.48	1.64	1.8	1.96	2.13	2.35	2.57	2.86	3.19	3.58	4.03	4.55	5.16	5.91	50
26	0.52	0.52	0.58	0.62	0.67	0.7	0.7	0.78	0.89	1.04	1.2	1.37	1.54	1.71	1.88	2.07	2.26	2.5	2.76	3.08	3.44	3.87	4.35	4.89	5.54	6.35	51
27	0.47	0.51	0.57	0.63	0.67	0.69	0.72	0.8	0.92	1.08	1.26	1.44	1.63	1.82	2	2.2	2.42	2.68	2.98	3.33	3.72	4.18	4.69	5.25	5.95	6.84	52
28	0.44	0.5	0.58	0.65	0.69	0.71	0.75	0.83	0.95	1.13	1.33	1.53	1.75	1.95	2.14	2.36	2.61	2.89	3.23	3.6	4.03	4.52	5.05	5.65	6.40	7.37	53
29	0.42	0.51	0.6	0.68	0.71	0.75	0.81	0.87	1.02	1.21	1.43	1.65	1.88	2.1	2.31	2.56	2.83	3.15	3.51	3.9	4.37	4.88	5.43	6.07	6.89	7.97	54
30	0.39	0.53	0.64	0.71	0.75	0.81	0.87	0.93	1.10	1.3	1.55	1.8	2.03	2.28	2.52	2.79	3.08	3.44	3.82	4.25	4.73	5.27	5.86	6.54	7.43	8.65	55
31	0.39	0.57	0.69	0.75	0.81	0.87	0.93	1.01	1.19	1.43	1.69	1.96	2.23	2.49	2.76	3.05	3.37	3.75	4.16	4.62	5.14	5.69	6.32	7.06	8.05	9.4	56
32	0.42	0.62	0.74	0.81	0.87	0.93	1.01	1.11	1.32	1.58	1.87	2.16	2.45	2.73	3.02	3.34	3.7	4.09	4.55	5.03	5.57	6.16	6.84	7.64	8.74	10.25	57
33	0.44	0.67	0.81	0.87	0.93	1.01	1.09	1.22	1.46	1.74	2.07	2.38	2.69	3	3.32	3.67	4.05	4.48	4.97	5.49	6.05	6.68	7.41	8.28	9.52	11.2	58
34	0.48	0.74	0.87	0.93	1.01	1.09	1.18	1.36	1.62	1.93	2.28	2.63	2.97	3.3	3.66	4.03	4.46	4.91	5.43	5.98	6.58	7.25	8.04	9.03	10.41	12.29	59
35	0.55	0.81	0.93	1.01	1.09	1.18	1.3	1.52	1.82	2.15	2.53	2.9	3.27	3.64	4.03	4.43	4.89	5.39	5.93	6.5	7.16	7.88	8.77	9.87	11.43	13.53	60
36	0.61	0.88	1.01	1.09	1.18	1.29	1.45	1.71	2.03	2.4	2.80	3.21	3.62	4.02	4.43	4.87	5.36	5.89	6.47	7.09	7.78	8.59	9.59	10.83	12.61	14.94	61
37	0.66	0.95	1.09	1.18	1.29	1.43	1.62	1.92	2.27	2.69	3.11	3.56	3.99	4.43	4.87	5.35	5.88	6.44	7.06	7.73	8.49	9.40	10.53	11.94	13.93	16.53	62
38	0.73	1.02	1.17	1.29	1.42	1.6	1.83	2.15	2.55	2.99	3.45	3.92	4.39	4.86	5.35	5.88	6.44	7.05	7.71	8.45	9.28	10.31	11.6	13.22	15.44	18.32	63
39	0.80	1.1	1.26	1.42	1.58	1.8	2.06	2.41	2.85	3.32	3.81	4.33	4.83	5.35	5.88	6.44	7.05	7.71	8.45	9.25	10.18	11.34	12.82	14.66	17.16	20.33	64
40	0.85	1.18	1.38	1.57	1.78	2.02	2.33	2.72	3.18	3.69	4.22	4.78	5.33	5.88	6.44	7.05	7.71	8.45	9.25	10.11	11.19	12.53	14.22	16.31	19.1	22.57	65
41	0.91	1.26	1.51	1.74	2	2.27	2.62	3.04	3.54	4.09	4.67	5.27	5.86	6.44	7.05	7.71	8.45	9.25	10.11	11.09	12.34	13.88	15.8	18.17	21.27	25.07	66
42	0.96	1.35	1.66	1.95	2.24	2.57	2.94	3.4	3.94	4.54	5.16	5.8	6.43	7.05	7.71	8.45	9.25	10.11	11.05	12.21	13.64	15.41	17.61	20.27	23.7	27.84	67
43	1.02	1.46	1.83	2.18	2.5	2.87	3.29	3.79	4.39	5.03	5.69	6.38	7.04	7.71	8.45	9.25	10.11	11.05	12.12	13.47	15.11	17.15	19.64	22.64	26.4	30.86	68
44	1.08	1.59	2.02	2.41	2.79	3.2	3.67	4.22	4.87	5.56	6.27	6.99	7.7	8.45	9.25	10.11	11.05	12.1	13.35	14.9	16.8	19.12	21.91	25.26	29.37	34.16	69
45	1.14	1.75	2.24	2.68	3.12	3.56	4.1	4.71	5.39	6.13	6.9	7.66	8.44	9.25	10.11	11.05	12.1	13.27	14.74	16.52	18.69	21.32	24.46	28.15	32.61	37.74	70
46	1.23	1.92	2.49	2.99	3.47	3.97	4.56	5.23	5.98	6.75	7.57	8.4	9.25	10.11	11.05	12.10	13.26	14.61	16.31	18.35	20.81	23.77	27.27	31.32	36.12	41.58	71
47	1.34	2.12	2.76	3.32	3.85	4.42	5.06	5.78	6.59	7.45	8.31	9.2	10.11	11.05	12.1	13.26	14.56	16.15	18.08	20.41	23.19	26.48	30.34	34.76	39.9	45.68	72
48	1.46	2.34	3.05	3.68	4.28	4.91	5.61	6.41	7.27	8.2	9.12	10.08	11.05	12.1	13.26	14.54	16.04	17.86	20.07	22.71	25.82	29.47	33.69	38.47	43.95	50.05	73
49	1.59	2.57	3.38	4.07	4.74	5.44	6.21	7.08	8.01	9.01	10.01	11.04	12.1	13.26	14.53	15.98	17.72	19.8	22.29	25.24	28.72	32.74	37.31	42.45	48.27	54.69	74
50	1.74	2.84	3.74	4.5	5.24	6.03	6.87	7.81	8.82	9.89	10.97	12.1	13.26	14.53	15.94	17.61	19.6	21.96	24.76	28.06	31.89	36.28	41.19	46.69	52.83	59.58	75
51	1.93	3.15	4.12	4.97	5.79	6.67	7.59	8.61	9.71	10.86	12.03	13.25	14.53	15.94	17.55	19.45	21.69	24.37	27.5	31.16	35.33	40.08	45.34	51.17	57.66	64.75	76
52	2.14	3.47	4.53	5.48	6.4	7.36	8.38	9.49	10.67	11.91	13.19	14.52	15.93	17.52	19.37	21.50	24.05	27.04	30.51	34.53	39.06	44.14	49.75	55.91	62.74	70.19	77
53	2.39	3.81	4.99	6.03	7.05	8.11	9.24	10.44	11.73	13.06	14.47	15.92	17.51	19.3	21.37	23.78	26.65	29.97	33.81	38.17	43.06	48.45	54.40	60.9	68.05	75.91	78
54	2.66	4.19	5.46	6.63	7.75	8.94	10.17	11.49	12.89	14.33	15.86	17.47	19.25	21.27	23.60	26.33	29.51	33.18	37.38	42.08	47.3	53.02	59.28	66.12	73.64	81.91	79
55	2.95	4.6	5.99	7.29	8.53	9.84	11.19	12.64	14.15	15.72	17.4	19.19	21.19	23.46	26.08	29.13	32.65	36.68	41.22	46.26	51.8	57.85	64.41	71.58	79.5	88.44	80
56	3.28	5.05	6.58	8	9.4	10.81	12.32	13.88	15.52	17.25	19.11	21.1	23.35	25.88	28.82	32.2	36.08	40.46	45.34	50.70	56.57	62.93	69.8	77.32	85.84	95.58	81
57	3.63	5.54	7.21	8.78	10.33	11.88	13.54	15.24	17.04	18.94	20.99	23.21	25.71	28.56	31.82	35.56	39.8	44.52	49.74	55.42	61.6	68.24	75.46	83.51	92.75	103.14	82
58	4	6.09	7.91	9.63	11.33	13.05	14.85	16.73	18.7	20.78	23.04	25.53	28.32	31.49	35.11	39.21	43.81	48.87	54.4	60.4	66.87	73.82	81.57	90.25	100.06	111.14	83
59	4.41	6.67	8.67	10.57	12.43	14.34	16.29	18.35	20.51	22.8	25.31	28.07	31.18	34.69	38.68	43.14	48.08	53.49	59.34	65.64	72.39	79.86	88.17	97.36	107.77	120.28	84
60	4.86	7.29	9.5	11.6	13.64	15.72	17.87	20.11	22.47	25.01	27.79	30.84	34.3	38.17	42.52	47.35	52.65	58.4	64.55	71.15	78.4	86.41	95.17	104.86	116.89	130.92	85
61	5.34	7.99	10.42	12.72	14.95	17.22	19.56	22.02	24.61	27.41	30.48	33.88	37.68	41.93	46.66	51.87	57.51	63.58	70.05	77.14	84.93	93.35	102.55	113.99	127.88	142.69	86
62	5.86	8.77	11.43	13.93	16.37	18.86	21.4	24.1	26.93	30.03	33.41	37.17	41.35	46	51.1	56.68	62.65	69.05	76.03	83.65	91.81	100.65	111.78	125.3	140.1	155.84	87
63	6.45	9.64	12.53	15.24	17.93	20.62	23.38	26.34	29.45	32.85	36.59	40.73	45.29	50.35	55.85	61.77	68.12	75.02	82.52	90.52	99.1	109.96	123.4	137.9	153.79	170.61	88
64	7.11	10.57	13.73	16.69	19.59	22.51	25.54	28.73	32.16	35.9	40.02	44.54	49.54	55.01	60.89	67.19	74.07	81.53	89.40	97.8	108.53	121.82	136.3	152.06	169.21	186.59	89
65	7.83	11.6	15.03	18.24	21.38	24.56	27.84	31.33	35.09	39.19	43.72	48.65	54.09	59.97	66.24	73.11	80.54	88.42	96.71	107.31	120.61	135	150.85	168.05	186.04	204.1	90

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
66	8.62	12.73	16.43	19.9	23.31	26.76	30.32	34.15	38.24	42.75	47.7	53.09	58.95	65.26	72.12	79.58	87.44	95.71	106.31	119.56	134.01	149.86	167.3	185.6	204.1	223.19	91
67	9.51	13.96	17.94	21.7	25.36	29.09	32.98	37.15	41.64	46.59	51.97	57.83	64.15	71.07	78.55	86.46	94.76	105.39	118.73	133.15	149.13	166.69	185.32	204.1	223.19	242.76	92
68	10.5	15.29	19.57	23.6	27.56	31.6	35.83	40.38	45.3	50.7	56.57	62.91	69.85	77.44	85.41	93.78	104.53	117.96	132.49	148.51	166.25	185.11	204.1	223.19	242.76	262	93
69	11.58	16.71	21.31	25.64	29.9	34.27	38.89	43.85	49.24	55.11	61.49	68.49	76.13	84.22	92.72	103.65	117.26	131.89	148.03	165.91	184.98	204.1	223.19	242.76	262	278.97	94
70	12.74	18.24	23.14	27.8	32.39	37.14	42.17	47.59	53.48	59.86	66.91	74.65	82.87	91.5	102.68	116.56	131.33	147.63	165.66	184.87	204.1	223.19	242.76	262	278.97	294.58	95
71	14	19.84	25.08	30.08	35.04	40.2	45.69	51.62	58.04	65.12	72.92	81.26	90.07	101.53	115.77	130.78	147.23	165.46	184.83	204.1	223.19	242.76	262	278.97	294.58	310.44	96
72	15.3	21.51	27.12	32.48	37.86	43.48	49.48	55.95	63.1	70.97	79.39	88.38	100.18	114.8	130.16	146.84	165.27	184.77	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	97
73	16.64	23.24	29.24	35.01	40.86	47.01	53.55	60.76	68.71	77.26	86.37	98.55	113.67	129.41	146.41	165.06	184.72	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	98
74	18.04	25.02	31.45	37.69	44.07	50.78	58.08	66.10	74.77	84.02	96.60	112.28	128.5	145.88	164.85	184.68	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	99
75	19.45	26.87	33.76	40.52	47.48	54.94	63.09	71.87	81.3	94.31	110.62	127.42	145.23	164.53	184.61	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	100
76	20.87	28.77	36.17	43.53	51.25	59.56	68.49	78.09	91.64	108.69	126.07	144.44	164.14	184.52	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	101
77	22.3	30.7	38.71	46.83	55.42	64.55	74.33	88.49	106.38	124.5	143.43	163.64	184.38	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	102
78	23.75	32.7	41.47	50.45	59.89	69.93	84.76	103.66	122.57	142.25	162.98	184.19	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	103
79	25.22	34.88	44.49	54.35	64.71	80.38	100.4	120.32	140.78	162.2	183.94	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	104
80	26.78	37.25	47.72	58.54	75.19	96.59	117.62	139.04	161.24	183.63	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	105
81	28.45	39.75	51.17	69.04	92.04	114.42	136.96	160.08	183.26	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	106
82	30.23	42.45	61.75	86.66	110.59	134.49	158.68	182.81	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	107
83	32.13	48.72	80.28	106.05	131.52	157.03	182.27	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	108
84	34.2	59.02	100.72	128.01	155.08	181.63	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	109
85	36.45	70.47	123.91	152.8	180.89	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	110
86	38.94	83.48	150.14	180.03	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	111
87	41.68	98.18	179.06	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	44.71	106.46	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	48.10	115.72	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	51.94	160.25	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

Rates and Terms for Lifetime UL, FutureBuilder UL, and FutureGrowth IUL Plans

1.	Reinsurance Structure: YRT

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Annual in advance

4.	Billing Frequency: Monthly

5.	Premiums:

Basic Premiums:

The Company will pay to the Reinsurer a basic premium calculated by multiplying the net amount at risk of the Reinsured Policy, as defined in the Net Amounts At Risk provision of this Exhibit, by the appropriate rate from the 2008 VBT ALB S&U rates which have been included at the end of this Exhibit, subject to the percentages shown below. The Company will continue to pay the appropriate premium to the Reinsurer as long as the Reinsured Policy is in force.

The following percentages will be applied to the reinsurance premiums payable hereunder:

First Year: 0%

Renewal Years:

		Risk Class	Duration 2-20				Duration 21+
Gender**	Tobacco		0-39	40-59*	60-69	70-80	0-39	40-59*	60-69	70-80
Female	NT	Residual	115%	102%	88%	90%	92%	80%	67%	59%
	NT	Preferred	97%	83%	72%	70%	78%	65%	55%	46%
	NT	Pref Elite	71%	69%	N/A	N/A	57%	54%	N/A	N/A
	TB	Residual	122%	106%	89%	84%	98%	83%	68%	55%
	TB	Preferred	103%	88%	75%	73%	82%	69%	57%	48%
Male	NT	Residual	112%	102%	86%	88%	90%	80%	65%	58%
	NT	Preferred	94%	81%	68%	68%	75%	63%	52%	45%
	NT	Pref Elite	71%	70%	N/A	N/A	57%	55%	N/A	N/A
	TB	Residual	120%	103%	86%	81%	96%	80%	65%	53%
	TB	Preferred	99%	86%	71%	71%	79%	67%	54%	47%

*	For Preferred Elite, issue age 60 (the maximum issue age for that risk class), please use the age 40-59 rate.

**
For policies issued on a unisex basis, please use a weighted average of 80% of the applicable male rate and 20% of the applicable female rate, as specified in the 2008 VBT Unisex rates which have been included at the end of this Exhibit.

Exhibit C-2

Table Extra Premiums/Multiple Extra Premiums:

The Reinsurer shall receive its proportionate share of any extra premiums payable due to additional mortality risk.

Table extra premiums are equal to 22.5% of the Standard Non-Nicotine or Standard Nicotine premiums for each assessed table of extra mortality. Where a fractional rating is determined, the multiple extra rating is rounded down to the next lowest whole number for the purposes of calculating the reinsurance premium.

Supplementary Riders:

For the Primary Insured Term rider and the Additional Insured rider specified in Exhibit A which are reinsured on a YRT basis, the same basic premium the Company pays the Reinsurer, as developed above, will apply.

6.	Other Allowances:

On Multiple Extra Premiums: Not applicable

On Supplementary Riders: Not applicable

On Flat Extra Premiums: When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 100% of the gross flat extra charged by the Company will be made in the first year and an allowance of 10% in each year thereafter.

7.	Policy Fee: There is no policy fee applicable.

8.
Reinsured Net Amounts At Risk: For Variable Benefit Plans, the reinsured net amount at risk will be the difference between the reinsured face amount and the account value applicable to the face amount of the policy. The reinsured face amount is the initial amount reinsured under this Agreement or as reset by subsequent scheduled or fully underwritten increases. For reinsured net amount at risk purposes, the account value is that which is in effect for each reinsurance premium accounting period.

For Universal Life type plans, if the death benefit is Option A, the reinsured net amount at risk will be the difference between the reinsured death benefit and the account values applicable to the face amount of the policy. If the death benefit is Option B, the reinsured net amount at risk will be the reinsured death benefit.

Fluctuations in the amount at risk caused by the normal workings of the cash value fund in Universal Life type plans will be shared by the Company and the Reinsurer using the same retention method as for the base policy.

Exhibit C-2

9.	Rate Basis: The rates in this subsection are on a non-participating basis.

10.
Rate Guarantee: The reinsurance rates set out in this Exhibit are guaranteed for the first policy year. In subsequent policy years, the Reinsurer reserves the right to increase the premiums for reinsurance but not above the statutory net valuation premium applicable to the Reinsured Policies after increase.

If the Reinsurer exercises its right to increase reinsurance premiums under this Agreement in an amount greater than a retail premium rate increase implemented by the Company for the Reinsured Policies, the Company may recapture all of the Reinsured Policies on which reinsurance rates have been increased regardless of the Reinsured Policies’ duration in force. The Company must provide written notice of its election to recapture prior to the effective date of the reinsurance rate increase. Any such recapture shall be effective on the effective date of the reinsurance rate increase. If the Company elects to recapture reinsurance under this provision, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance.

11.	Deficiency Reserves: No deficiency reserves will be held by the Reinsurer for the Reinsured Policies.

12.	Minimum Recapture Period: 20 years and contingent upon an increase in the Company's maximum limits of corporate retention.

13.	YRT Rates For Conversions: Not applicable

14.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim, but the Reinsurer’s share exceeds $1,000,000; or

b)	The death occurs outside of the United States or Canada, and the Reinsurer’s share exceeds $1,000,000; or

a)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead, and the Reinsurer’s share exceeds $0; or

b)	The Company does not obtain a certified death certificate.

If the Reinsurer discovers that the Company’s claims paying practices and procedures differ materially from those performed at the inception of the Agreement or from the Business Guidelines, then, in addition to any other remedies, the Reinsurer may, with 30 days’ written notice, adjust the threshold amounts specified above.

15.    Special Conditions: None

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.20	0.23	0.24	0.24	0.24	0.24	0.24	0.25	0.26	0.26	0.27	0.28	0.30	0.32	0.35	0.39	0.44	0.49	0.55	0.59	0.64	0.68	0.73	0.78	0.83	0.90	43
19	0.19	0.22	0.23	0.23	0.23	0.23	0.24	0.25	0.26	0.27	0.28	0.29	0.31	0.34	0.37	0.42	0.47	0.53	0.59	0.64	0.68	0.73	0.78	0.83	0.89	0.96	44
20	0.18	0.21	0.22	0.22	0.22	0.22	0.23	0.24	0.26	0.27	0.29	0.30	0.33	0.36	0.40	0.45	0.50	0.57	0.63	0.68	0.73	0.77	0.82	0.89	0.96	1.05	45
21	0.16	0.20	0.21	0.21	0.21	0.22	0.23	0.25	0.26	0.28	0.30	0.32	0.35	0.38	0.42	0.47	0.54	0.61	0.67	0.72	0.77	0.82	0.88	0.95	1.05	1.18	46
22	0.15	0.19	0.20	0.21	0.21	0.22	0.23	0.25	0.27	0.29	0.31	0.34	0.37	0.40	0.44	0.50	0.57	0.64	0.71	0.77	0.82	0.88	0.94	1.04	1.17	1.33	47
23	0.14	0.18	0.20	0.20	0.21	0.22	0.23	0.26	0.28	0.31	0.33	0.36	0.39	0.42	0.47	0.53	0.60	0.68	0.75	0.81	0.87	0.94	1.03	1.16	1.32	1.50	48
24	0.13	0.17	0.19	0.20	0.21	0.22	0.24	0.26	0.30	0.33	0.35	0.37	0.41	0.44	0.49	0.56	0.64	0.72	0.80	0.87	0.93	1.02	1.15	1.31	1.49	1.68	49
25	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.27	0.31	0.34	0.36	0.39	0.42	0.46	0.52	0.60	0.68	0.76	0.84	0.93	1.01	1.11	1.25	1.42	1.63	1.87	50
26	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.28	0.32	0.35	0.38	0.41	0.45	0.50	0.56	0.64	0.72	0.81	0.90	0.99	1.08	1.19	1.34	1.52	1.76	2.07	51
27	0.12	0.16	0.19	0.20	0.21	0.22	0.25	0.29	0.33	0.37	0.40	0.44	0.49	0.54	0.61	0.69	0.78	0.87	0.96	1.05	1.16	1.29	1.46	1.66	1.92	2.28	52
28	0.12	0.17	0.19	0.20	0.21	0.23	0.26	0.31	0.35	0.39	0.43	0.48	0.53	0.59	0.67	0.75	0.84	0.93	1.03	1.13	1.25	1.39	1.58	1.80	2.10	2.50	53
29	0.12	0.17	0.19	0.21	0.22	0.25	0.28	0.33	0.37	0.42	0.47	0.52	0.58	0.65	0.73	0.81	0.90	1.00	1.11	1.22	1.35	1.51	1.71	1.96	2.29	2.72	54
30	0.13	0.18	0.20	0.22	0.23	0.26	0.30	0.35	0.40	0.46	0.51	0.57	0.64	0.71	0.80	0.89	0.98	1.08	1.19	1.32	1.46	1.63	1.85	2.13	2.49	2.96	55
31	0.13	0.18	0.21	0.23	0.25	0.28	0.33	0.38	0.44	0.50	0.56	0.63	0.70	0.79	0.88	0.97	1.07	1.18	1.29	1.43	1.58	1.77	2.01	2.31	2.70	3.22	56
32	0.14	0.19	0.22	0.24	0.26	0.30	0.35	0.42	0.48	0.54	0.62	0.69	0.78	0.87	0.96	1.06	1.17	1.28	1.40	1.55	1.72	1.92	2.18	2.51	2.94	3.49	57
33	0.14	0.20	0.23	0.25	0.28	0.33	0.39	0.46	0.52	0.60	0.68	0.76	0.86	0.95	1.06	1.16	1.27	1.39	1.52	1.68	1.86	2.08	2.36	2.72	3.19	3.79	58
34	0.15	0.21	0.24	0.26	0.31	0.36	0.43	0.50	0.57	0.66	0.74	0.84	0.94	1.05	1.16	1.27	1.39	1.51	1.66	1.82	2.02	2.26	2.56	2.95	3.46	4.12	59
35	0.16	0.22	0.25	0.28	0.33	0.40	0.47	0.54	0.63	0.72	0.82	0.93	1.04	1.15	1.27	1.39	1.51	1.65	1.80	1.98	2.20	2.46	2.78	3.21	3.77	4.49	60
36	0.17	0.23	0.26	0.30	0.36	0.44	0.51	0.59	0.69	0.79	0.90	1.03	1.14	1.27	1.39	1.51	1.65	1.80	1.96	2.16	2.38	2.67	3.03	3.50	4.11	4.89	61
37	0.18	0.24	0.27	0.32	0.40	0.48	0.56	0.65	0.75	0.87	1.00	1.13	1.25	1.39	1.51	1.65	1.80	1.96	2.14	2.34	2.59	2.90	3.30	3.83	4.50	5.35	62
38	0.19	0.25	0.28	0.35	0.44	0.52	0.61	0.71	0.83	0.95	1.10	1.23	1.37	1.51	1.65	1.80	1.96	2.13	2.32	2.54	2.82	3.17	3.61	4.19	4.94	5.87	63
39	0.20	0.26	0.30	0.39	0.48	0.57	0.67	0.78	0.91	1.05	1.20	1.35	1.50	1.65	1.80	1.96	2.12	2.31	2.52	2.76	3.07	3.46	3.96	4.61	5.44	6.47	64
40	0.21	0.27	0.32	0.42	0.52	0.62	0.73	0.85	0.99	1.15	1.31	1.47	1.63	1.79	1.96	2.12	2.30	2.51	2.74	3.01	3.35	3.79	4.36	5.09	6.01	7.15	65
41	0.22	0.28	0.35	0.46	0.57	0.68	0.79	0.93	1.08	1.25	1.43	1.60	1.77	1.94	2.12	2.30	2.50	2.72	2.97	3.28	3.67	4.17	4.82	5.64	6.67	7.93	66

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
42	0.23	0.29	0.39	0.51	0.62	0.74	0.86	1.01	1.18	1.36	1.55	1.74	1.92	2.10	2.29	2.49	2.71	2.95	3.23	3.59	4.03	4.61	5.34	6.27	7.42	8.82	67
43	0.24	0.31	0.43	0.55	0.67	0.80	0.94	1.10	1.28	1.48	1.68	1.88	2.08	2.27	2.47	2.69	2.93	3.20	3.52	3.93	4.44	5.10	5.94	6.99	8.29	9.84	68
44	0.25	0.33	0.47	0.60	0.73	0.86	1.02	1.20	1.39	1.60	1.82	2.03	2.24	2.45	2.67	2.91	3.17	3.48	3.85	4.31	4.91	5.67	6.63	7.82	9.27	11.01	69
45	0.26	0.37	0.52	0.65	0.79	0.94	1.11	1.30	1.51	1.74	1.96	2.19	2.41	2.64	2.88	3.14	3.44	3.79	4.21	4.75	5.44	6.32	7.42	8.76	10.40	12.34	70
46	0.27	0.40	0.56	0.71	0.86	1.02	1.20	1.41	1.64	1.88	2.12	2.36	2.60	2.84	3.11	3.40	3.73	4.13	4.63	5.26	6.06	7.07	8.32	9.84	11.68	13.85	71
47	0.28	0.44	0.61	0.77	0.92	1.10	1.30	1.53	1.78	2.03	2.28	2.54	2.80	3.06	3.36	3.69	4.07	4.53	5.11	5.85	6.77	7.93	9.35	11.07	13.13	15.56	72
48	0.29	0.48	0.65	0.83	1.00	1.20	1.42	1.67	1.92	2.19	2.46	2.73	3.01	3.31	3.63	4.00	4.45	4.99	5.66	6.52	7.58	8.91	10.52	12.47	14.77	17.50	73
49	0.31	0.52	0.70	0.89	1.08	1.30	1.54	1.81	2.08	2.37	2.66	2.95	3.25	3.58	3.94	4.36	4.88	5.51	6.30	7.29	8.52	10.03	11.86	14.04	16.62	19.67	74
50	0.33	0.56	0.76	0.96	1.18	1.42	1.68	1.97	2.26	2.56	2.87	3.18	3.51	3.87	4.29	4.78	5.37	6.11	7.03	8.17	9.59	11.30	13.36	15.81	18.71	22.12	75
51	0.36	0.60	0.82	1.04	1.28	1.54	1.83	2.14	2.45	2.77	3.10	3.43	3.80	4.21	4.69	5.25	5.95	6.81	7.88	9.19	10.80	12.74	15.06	17.80	21.04	24.84	76
52	0.39	0.64	0.88	1.12	1.39	1.68	2.00	2.32	2.66	3.00	3.35	3.72	4.14	4.60	5.15	5.80	6.61	7.61	8.85	10.36	12.18	14.37	16.97	20.03	23.63	27.88	77
53	0.41	0.68	0.94	1.22	1.52	1.84	2.18	2.53	2.89	3.26	3.64	4.05	4.52	5.05	5.68	6.44	7.38	8.54	9.96	11.68	13.74	16.20	19.10	22.52	26.52	31.26	78
54	0.44	0.73	1.02	1.34	1.67	2.02	2.39	2.76	3.15	3.55	3.97	4.43	4.96	5.57	6.30	7.19	8.28	9.61	11.24	13.19	15.51	18.26	21.48	25.27	29.72	34.99	79
55	0.47	0.79	1.12	1.46	1.83	2.21	2.62	3.02	3.44	3.87	4.35	4.87	5.47	6.17	7.03	8.05	9.31	10.84	12.69	14.88	17.49	20.55	24.13	28.32	33.26	39.15	80
56	0.51	0.85	1.22	1.61	2.02	2.44	2.87	3.31	3.77	4.25	4.78	5.38	6.07	6.88	7.87	9.06	10.50	12.25	14.33	16.80	19.70	23.10	27.06	31.69	37.19	43.78	81
57	0.55	0.93	1.34	1.78	2.23	2.69	3.16	3.64	4.15	4.69	5.29	5.96	6.76	7.71	8.84	10.22	11.87	13.84	16.19	18.94	22.17	25.92	30.29	35.43	41.55	48.86	82
58	0.59	1.02	1.48	1.97	2.46	2.97	3.49	4.02	4.58	5.19	5.87	6.65	7.57	8.66	9.97	11.55	13.42	15.66	18.28	21.34	24.91	29.04	33.88	39.58	46.33	54.42	83
59	0.64	1.13	1.65	2.18	2.73	3.29	3.86	4.45	5.07	5.77	6.54	7.45	8.51	9.77	11.28	13.07	15.20	17.70	20.62	24.01	27.94	32.51	37.86	44.13	51.57	60.50	84
60	0.70	1.26	1.84	2.43	3.04	3.65	4.28	4.94	5.65	6.43	7.33	8.37	9.59	11.05	12.77	14.81	17.20	19.99	23.23	26.97	31.31	36.35	42.22	49.09	57.56	67.11	85
61	0.78	1.40	2.05	2.71	3.38	4.06	4.76	5.50	6.31	7.21	8.24	9.44	10.85	12.52	14.47	16.78	19.45	22.57	26.14	30.27	35.06	40.58	46.98	55.05	64.44	74.29	86
62	0.88	1.57	2.30	3.03	3.77	4.52	5.31	6.14	7.06	8.10	9.29	10.68	12.30	14.19	16.41	19.00	21.99	25.43	29.39	33.95	39.17	45.19	52.91	62.15	71.97	82.06	87
63	0.99	1.77	2.57	3.38	4.21	5.05	5.93	6.88	7.94	9.13	10.50	12.09	13.94	16.10	18.60	21.50	24.81	28.63	33.01	37.99	43.68	51.10	60.21	69.99	80.21	90.46	88
64	1.12	1.99	2.88	3.78	4.70	5.64	6.65	7.73	8.94	10.31	11.89	13.70	15.81	18.26	21.06	24.28	27.98	32.21	37.00	42.42	49.60	58.58	68.33	78.65	89.21	99.41	89
65	1.27	2.24	3.23	4.24	5.26	6.32	7.46	8.69	10.09	11.66	13.46	15.54	17.94	20.68	23.82	27.42	31.53	36.16	41.37	48.36	57.23	66.95	77.35	88.16	98.93	108.81	90
66	1.44	2.53	3.63	4.74	5.89	7.08	8.38	9.79	11.39	13.19	15.26	17.62	20.32	23.40	26.93	30.94	35.45	40.50	47.33	56.12	65.80	76.27	87.31	98.54	108.81	118.78	91
67	1.65	2.85	4.07	5.31	6.59	7.95	9.42	11.04	12.87	14.93	17.29	19.96	23.00	26.47	30.41	34.83	39.77	46.48	55.20	64.86	75.38	86.62	98.24	108.81	118.78	129.41	92
68	1.88	3.21	4.56	5.94	7.39	8.92	10.60	12.46	14.54	16.89	19.56	22.58	26.02	29.91	34.27	39.12	45.77	54.45	64.08	74.67	86.07	97.99	108.81	118.78	129.41	140.73	93
69	2.13	3.61	5.10	6.65	8.28	10.02	11.93	14.04	16.42	19.09	22.11	25.54	29.40	33.73	38.53	45.14	53.81	63.45	74.09	85.63	97.80	108.81	118.78	129.41	140.73	152.76	94
70	2.42	4.04	5.71	7.43	9.27	11.25	13.41	15.83	18.54	21.56	24.98	28.85	33.16	37.94	44.56	53.25	62.92	73.61	85.29	97.66	108.81	118.78	129.41	140.73	152.76	165.52	95
71	2.73	4.52	6.37	8.31	10.37	12.62	15.08	17.83	20.89	24.33	28.21	32.53	37.32	43.98	52.73	62.46	73.22	85.02	97.56	108.81	118.78	129.41	140.73	152.76	165.52	179.03	96
72	3.06	5.05	7.10	9.28	11.61	14.15	16.95	20.05	23.53	27.44	31.79	36.60	43.34	52.20	62.02	72.87	84.79	97.48	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	97
73	3.43	5.62	7.91	10.35	12.98	15.85	19.02	22.55	26.50	30.88	35.74	42.60	51.62	61.57	72.54	84.59	97.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	98
74	3.82	6.24	8.80	11.53	14.49	17.73	21.33	25.34	29.78	34.69	41.71	50.95	61.07	72.19	84.40	97.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	99
75	4.23	6.92	9.77	12.83	16.16	19.83	23.91	28.42	33.40	40.62	50.13	60.49	71.80	84.18	97.29	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	100
76	4.67	7.64	10.83	14.26	18.02	22.18	26.77	31.82	39.28	49.14	59.78	71.33	83.92	97.21	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	101
77	5.12	8.42	11.98	15.84	20.08	24.75	29.90	37.64	47.91	58.90	70.76	83.60	97.12	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	102
78	5.60	9.26	13.24	17.58	22.34	27.58	35.64	46.40	57.83	70.05	83.20	97.00	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	103
79	6.09	10.17	14.62	19.48	24.81	33.25	44.58	56.51	69.18	82.70	96.84	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	104
80	6.60	11.16	16.12	21.55	30.40	42.39	54.92	68.11	82.09	96.64	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	105
81	7.14	12.21	17.74	27.05	39.79	53.02	66.83	81.34	96.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	106

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
82	7.69	13.33	23.15	36.74	50.76	65.29	80.45	96.11	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	107
83	8.25	16.33	33.18	48.11	63.47	79.38	95.76	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	108
84	8.83	21.64	45.03	61.35	78.13	95.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	109
85	9.41	27.87	58.90	76.68	94.87	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	110
86	10.00	35.11	75.02	94.31	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	10.59	43.49	93.69	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	11.19	50.27	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	11.80	54.72	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	12.43	61.18	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.64	0.58	0.54	0.48	0.42	0.38	0.35	0.35	0.39	0.42	0.45	0.48	0.52	0.56	0.61	0.69	0.79	0.9	1.02	1.12	1.23	1.35	1.48	1.6	1.73	1.89	43
19	0.58	0.54	0.48	0.42	0.38	0.35	0.33	0.35	0.4	0.43	0.47	0.5	0.54	0.59	0.66	0.76	0.86	0.98	1.12	1.23	1.35	1.47	1.59	1.73	1.88	2.05	44
20	0.54	0.48	0.42	0.38	0.35	0.33	0.32	0.36	0.4	0.45	0.49	0.52	0.57	0.63	0.72	0.82	0.94	1.08	1.22	1.34	1.47	1.59	1.71	1.87	2.05	2.25	45

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
21	0.48	0.42	0.38	0.35	0.33	0.32	0.33	0.38	0.42	0.47	0.52	0.55	0.62	0.68	0.76	0.88	1.02	1.18	1.32	1.46	1.58	1.71	1.85	2.03	2.24	2.52	46
22	0.42	0.38	0.35	0.33	0.32	0.32	0.34	0.4	0.45	0.5	0.54	0.6	0.66	0.73	0.82	0.95	1.11	1.27	1.42	1.57	1.7	1.85	2.01	2.22	2.5	2.84	47
23	0.38	0.35	0.33	0.32	0.32	0.32	0.36	0.42	0.48	0.53	0.58	0.64	0.71	0.78	0.89	1.03	1.19	1.36	1.54	1.68	1.82	2	2.2	2.48	2.82	3.21	48
24	0.34	0.33	0.32	0.32	0.32	0.34	0.39	0.44	0.52	0.58	0.63	0.69	0.76	0.83	0.94	1.11	1.28	1.46	1.65	1.82	1.98	2.19	2.46	2.8	3.18	3.6	49
25	0.32	0.32	0.32	0.32	0.34	0.36	0.4	0.47	0.55	0.62	0.67	0.73	0.81	0.9	1.02	1.19	1.38	1.57	1.76	1.97	2.16	2.39	2.7	3.05	3.49	4.02	50
26	0.31	0.32	0.32	0.34	0.36	0.38	0.43	0.5	0.57	0.66	0.71	0.79	0.87	0.98	1.13	1.3	1.49	1.7	1.90	2.12	2.34	2.59	2.91	3.27	3.78	4.46	51
27	0.3	0.32	0.34	0.36	0.38	0.42	0.46	0.53	0.62	0.7	0.78	0.87	0.97	1.09	1.25	1.43	1.63	1.84	2.06	2.29	2.54	2.82	3.18	3.56	4.15	4.93	52
28	0.3	0.34	0.36	0.38	0.42	0.44	0.49	0.59	0.67	0.77	0.86	0.96	1.07	1.21	1.38	1.57	1.78	2.01	2.24	2.48	2.77	3.08	3.46	3.89	4.54	5.43	53
29	0.3	0.36	0.38	0.42	0.44	0.47	0.54	0.64	0.74	0.85	0.95	1.06	1.19	1.34	1.53	1.73	1.95	2.19	2.45	2.72	3.04	3.4	3.79	4.24	4.98	5.95	54
30	0.3	0.38	0.42	0.44	0.47	0.52	0.60	0.71	0.82	0.94	1.05	1.18	1.33	1.51	1.71	1.92	2.16	2.41	2.71	3.03	3.39	3.78	4.2	4.67	5.44	6.52	55
31	0.31	0.4	0.44	0.47	0.51	0.56	0.67	0.79	0.91	1.04	1.17	1.33	1.50	1.7	1.91	2.15	2.41	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.95	7.13	56
32	0.32	0.41	0.47	0.5	0.55	0.63	0.74	0.88	1.01	1.15	1.32	1.49	1.69	1.91	2.14	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.51	7.79	57
33	0.33	0.43	0.5	0.53	0.61	0.71	0.83	0.98	1.12	1.29	1.48	1.67	1.9	2.14	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	7.11	8.53	58
34	0.34	0.44	0.52	0.58	0.68	0.79	0.93	1.08	1.26	1.45	1.65	1.89	2.13	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.79	9.35	59
35	0.35	0.45	0.55	0.64	0.75	0.89	1.04	1.21	1.41	1.63	1.86	2.13	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.54	10.25	60
36	0.36	0.47	0.59	0.71	0.84	1	1.17	1.35	1.57	1.82	2.09	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.39	11.25	61
37	0.37	0.5	0.64	0.78	0.94	1.12	1.31	1.5	1.76	2.04	2.36	2.69	3.02	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	10.36	12.39	62
38	0.38	0.54	0.69	0.88	1.06	1.25	1.45	1.69	1.98	2.29	2.66	3.01	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	11.45	13.68	63
39	0.39	0.58	0.78	0.99	1.18	1.4	1.62	1.9	2.22	2.57	2.97	3.37	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.74	12.68	15.15	64
40	0.4	0.63	0.88	1.1	1.32	1.56	1.81	2.12	2.48	2.89	3.32	3.75	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.73	11.87	14.08	16.81	65
41	0.43	0.72	0.98	1.23	1.48	1.73	2.02	2.37	2.78	3.22	3.71	4.18	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.71	11.83	13.22	15.67	18.69	66
42	0.48	0.82	1.09	1.37	1.65	1.93	2.26	2.65	3.1	3.59	4.12	4.66	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.79	13.15	14.74	17.49	20.79	67
43	0.54	0.92	1.22	1.53	1.83	2.14	2.52	2.96	3.46	4	4.57	5.15	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.72	13.08	14.65	16.47	19.53	23.16	68
44	0.59	1.02	1.37	1.70	2.02	2.38	2.8	3.30	3.85	4.44	5.07	5.68	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.68	12.97	14.52	16.34	18.43	21.82	25.8	69
45	0.68	1.14	1.53	1.88	2.25	2.65	3.13	3.68	4.29	4.94	5.6	6.26	6.92	7.59	8.28	9.03	9.84	10.69	11.65	12.87	14.36	16.14	18.23	20.62	24.36	28.71	70
46	0.76	1.26	1.69	2.08	2.5	2.95	3.48	4.09	4.77	5.46	6.17	6.88	7.58	8.28	9.03	9.84	10.69	11.63	12.79	14.21	15.91	17.95	20.33	23.06	27.17	31.91	71
47	0.84	1.38	1.85	2.3	2.75	3.27	3.87	4.55	5.28	6.03	6.79	7.54	8.28	9.03	9.84	10.69	11.63	12.73	14.07	15.7	17.64	19.96	22.66	25.76	30.26	35.39	72
48	0.92	1.52	2.02	2.53	3.04	3.64	4.31	5.07	5.84	6.66	7.46	8.24	9.03	9.84	10.69	11.60	12.68	13.95	15.48	17.34	19.55	22.17	25.21	28.72	33.6	39.14	73
49	1.01	1.66	2.21	2.79	3.37	4.05	4.79	5.63	6.45	7.32	8.18	9	9.83	10.69	11.6	12.63	13.85	15.29	17.04	19.15	21.65	24.59	27.99	31.92	37.18	43.16	74
50	1.1	1.8	2.42	3.06	3.74	4.5	5.34	6.23	7.12	8.03	8.94	9.8	10.68	11.6	12.61	13.77	15.13	16.78	18.77	21.13	23.96	27.22	31	35.37	41.04	47.44	75
51	1.2	1.95	2.65	3.36	4.14	4.99	5.92	6.88	7.84	8.8	9.75	10.65	11.60	12.59	13.71	15	16.55	18.41	20.67	23.32	26.43	30.04	34.23	39.05	45.13	51.96	76
52	1.28	2.1	2.88	3.69	4.59	5.54	6.56	7.59	8.62	9.62	10.61	11.57	12.59	13.68	14.92	16.36	18.11	20.21	22.73	25.68	29.11	33.08	37.68	42.96	49.43	56.72	77
53	1.37	2.27	3.14	4.08	5.09	6.15	7.27	8.35	9.45	10.52	11.54	12.57	13.67	14.86	16.24	17.87	19.83	22.18	24.98	28.22	31.98	36.33	41.31	47.09	53.94	61.7	78
54	1.48	2.45	3.45	4.53	5.65	6.82	8.03	9.2	10.35	11.46	12.55	13.65	14.84	16.15	17.70	19.53	21.71	24.33	27.41	30.96	35.05	39.75	45.14	51.4	58.67	66.92	79
55	1.58	2.66	3.81	5	6.27	7.54	8.86	10.11	11.33	12.47	13.64	14.83	16.12	17.57	19.32	21.35	23.78	26.67	30.02	33.88	38.31	43.37	49.18	55.91	63.6	72.48	80
56	1.71	2.91	4.2	5.54	6.95	8.36	9.75	11.08	12.36	13.58	14.81	16.1	17.52	19.15	21.08	23.34	26.04	29.18	32.82	36.98	41.75	47.19	53.43	60.61	68.84	78.4	81
57	1.85	3.2	4.64	6.16	7.71	9.23	10.72	12.12	13.46	14.77	16.09	17.48	19.06	20.88	23	25.52	28.47	31.89	35.81	40.29	45.39	51.21	57.88	65.59	74.4	84.65	82
58	2.02	3.52	5.15	6.84	8.52	10.17	11.75	13.23	14.65	16.04	17.46	19	20.75	22.75	25.11	27.88	31.09	34.8	39.01	43.8	49.25	55.45	62.6	70.88	80.27	91.24	83
59	2.2	3.9	5.73	7.58	9.42	11.18	12.86	14.43	15.92	17.42	18.96	20.66	22.57	24.81	27.4	30.43	33.92	37.91	42.42	47.53	53.33	59.98	67.64	76.45	86.45	98.20	84
60	2.41	4.35	6.37	8.39	10.39	12.26	14.05	15.7	17.29	18.89	20.58	22.45	24.56	27.04	29.89	33.18	36.95	41.22	46.06	51.51	57.73	64.85	72.97	82.31	93.42	105.59	85

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
61	2.68	4.84	7.08	9.27	11.41	13.42	15.3	17.04	18.76	20.49	22.33	24.39	26.74	29.45	32.57	36.14	40.19	44.78	49.94	55.8	62.47	70.04	78.63	89.32	101.37	113.44	86
62	2.99	5.39	7.86	10.24	12.51	14.64	16.61	18.47	20.31	22.20	24.23	26.5	29.10	32.06	35.46	39.35	43.7	48.61	54.17	60.46	67.56	75.56	85.79	97.75	109.89	121.79	87
63	3.35	6.02	8.68	11.24	13.67	15.91	18.01	19.99	21.98	24.02	26.27	28.78	31.63	34.89	38.59	42.80	47.49	52.8	58.79	65.48	73.01	82.87	94.77	106.85	119.03	130.75	88
64	3.76	6.68	9.55	12.3	14.87	17.25	19.49	21.6	23.75	25.98	28.46	31.24	34.38	37.96	41.99	46.52	51.63	57.39	63.76	70.89	80.44	92.28	104.51	116.69	128.91	140.17	89
65	4.21	7.39	10.49	13.43	16.14	18.64	21.03	23.29	25.63	28.09	30.83	33.9	37.37	41.28	45.68	50.61	56.17	62.36	69.16	78.48	90.24	102.53	115.01	127.39	139.46	149.96	90
66	4.71	8.17	11.47	14.58	17.46	20.11	22.64	25.08	27.64	30.35	33.4	36.79	40.63	44.91	49.74	55.15	61.15	67.74	76.88	88.6	100.92	113.63	126.37	138.9	149.96	160.2	91
67	5.27	8.98	12.49	15.78	18.82	21.63	24.33	26.98	29.78	32.8	36.18	39.93	44.17	48.91	54.24	60.11	66.59	75.56	87.27	99.65	112.48	125.57	138.56	149.96	160.2	171.05	92
68	5.86	9.81	13.55	17.02	20.23	23.22	26.11	29.01	32.09	35.46	39.2	43.38	48.1	53.37	59.2	65.55	74.52	86.21	98.63	111.63	124.94	138.29	149.96	160.2	171.05	182.57	93
69	6.47	10.69	14.64	18.3	21.7	24.87	27.98	31.17	34.59	38.35	42.52	47.23	52.51	58.29	64.64	73.61	85.37	97.85	110.96	124.49	138.11	149.96	160.2	171.05	182.57	194.6	94
70	7.12	11.58	15.76	19.61	23.21	26.61	29.99	33.51	37.32	41.51	46.24	51.53	57.37	63.73	72.77	84.65	97.22	110.44	124.19	137.98	149.96	160.2	171.05	182.57	194.6	207.22	95
71	7.78	12.5	16.91	20.98	24.79	28.47	32.15	36.05	40.31	45.06	50.42	56.31	62.75	71.96	84	96.71	110.06	123.95	137.91	149.96	160.2	171.05	182.57	194.6	207.22	220.41	96
72	8.45	13.46	18.09	22.41	26.46	30.44	34.49	38.84	43.67	49.08	55.05	61.60	71.03	83.36	96.28	109.78	123.82	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	97
73	9.14	14.42	19.33	23.9	28.25	32.56	37.06	41.97	47.46	53.52	60.21	69.94	82.61	95.81	109.54	123.73	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	98
74	9.85	15.43	20.63	25.47	30.16	34.87	39.91	45.5	51.67	58.49	68.56	81.72	95.27	109.25	123.65	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	99
75	10.58	16.48	21.99	27.16	32.22	37.46	43.15	49.42	56.37	66.85	80.54	94.56	108.89	123.52	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	100
76	11.32	17.57	23.43	28.98	34.5	40.36	46.74	53.78	64.68	79.01	93.61	108.4	123.34	137.83	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	101
77	12.08	18.72	24.96	30.97	37.06	43.57	50.73	62.04	77.08	92.30	107.68	123.04	137.79	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	102
78	12.86	19.94	26.63	33.17	39.89	47.13	58.92	74.70	90.68	106.67	122.57	137.67	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	103
79	13.66	21.26	28.47	35.58	43.01	55.3	71.91	88.62	105.4	121.91	137.5	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	104
80	14.50	22.7	30.46	38.23	51.21	68.71	86.22	103.76	121.03	137.24	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	105
81	15.38	24.22	32.63	46.66	65.21	83.51	101.84	119.91	136.9	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	106
82	16.27	25.83	41.44	61.46	80.62	99.69	118.59	136.47	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	107
83	17.16	30.94	57.44	77.63	97.47	117.12	135.95	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	108
84	18.05	39.82	74.65	95.27	115.64	135.38	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	109
85	18.94	49.39	93.25	114.23	134.82	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	110
86	19.80	59.73	113.06	134.29	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	20.61	70.71	133.88	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	21.38	77.9	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	22.10	81.65	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	22.81	92.34	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.9	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.1	0.16	0.26	0.38	0.5	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.7	0.77	0.84	0.91	0.97	1	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.1	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.8	0.81	0.82	0.83	0.85	0.9	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.9	0.92	0.91	0.88	0.86	0.82	0.8	0.79	0.79	0.8	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.6	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.9	0.96	1.03	1.10	1.19	1.29	1.4	40
16	0.49	0.56	0.63	0.7	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.56	0.61	0.67	0.73	0.75	0.75	0.72	0.7	0.67	0.66	0.67	0.69	0.71	0.73	0.75	0.79	0.83	0.88	0.94	1	1.08	1.17	1.27	1.38	1.52	1.67	43
19	0.58	0.62	0.67	0.7	0.71	0.69	0.66	0.63	0.62	0.63	0.64	0.68	0.7	0.73	0.77	0.81	0.86	0.91	0.97	1.04	1.13	1.22	1.33	1.46	1.61	1.77	44
20	0.59	0.62	0.64	0.65	0.65	0.62	0.59	0.58	0.59	0.61	0.63	0.67	0.7	0.74	0.79	0.83	0.88	0.94	1.01	1.08	1.17	1.27	1.39	1.54	1.7	1.87	45
21	0.58	0.59	0.59	0.59	0.58	0.56	0.54	0.55	0.56	0.59	0.61	0.66	0.71	0.76	0.81	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.47	1.62	1.79	1.99	46
22	0.55	0.53	0.53	0.53	0.52	0.51	0.51	0.52	0.54	0.56	0.6	0.66	0.72	0.78	0.83	0.88	0.94	1.01	1.08	1.16	1.27	1.4	1.54	1.7	1.89	2.11	47
23	0.5	0.47	0.47	0.47	0.47	0.48	0.48	0.49	0.52	0.54	0.6	0.67	0.74	0.8	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.45	1.6	1.78	1.99	2.25	48
24	0.44	0.41	0.41	0.42	0.44	0.45	0.46	0.47	0.49	0.54	0.61	0.69	0.76	0.82	0.88	0.94	1	1.08	1.16	1.25	1.38	1.51	1.68	1.88	2.11	2.4	49
25	0.39	0.36	0.37	0.39	0.41	0.42	0.43	0.45	0.48	0.55	0.62	0.7	0.77	0.84	0.91	0.97	1.04	1.12	1.21	1.32	1.44	1.6	1.78	1.99	2.25	2.56	50
26	0.34	0.33	0.35	0.37	0.39	0.4	0.42	0.45	0.49	0.56	0.63	0.71	0.79	0.86	0.93	1.01	1.08	1.18	1.28	1.4	1.54	1.71	1.9	2.13	2.4	2.74	51
27	0.29	0.3	0.34	0.36	0.37	0.38	0.42	0.45	0.5	0.57	0.65	0.73	0.82	0.9	0.97	1.05	1.14	1.24	1.36	1.5	1.65	1.83	2.04	2.28	2.57	2.95	52
28	0.26	0.29	0.33	0.36	0.36	0.38	0.42	0.45	0.51	0.58	0.67	0.76	0.86	0.94	1.02	1.11	1.21	1.32	1.46	1.6	1.77	1.97	2.18	2.44	2.76	3.17	53
29	0.23	0.28	0.32	0.35	0.37	0.38	0.42	0.46	0.52	0.6	0.71	0.8	0.9	1	1.08	1.19	1.29	1.42	1.57	1.72	1.91	2.11	2.34	2.62	2.96	3.42	54
30	0.2	0.27	0.32	0.36	0.38	0.39	0.42	0.47	0.54	0.64	0.75	0.86	0.96	1.06	1.16	1.27	1.39	1.54	1.69	1.86	2.06	2.27	2.52	2.81	3.19	3.71	55
31	0.19	0.27	0.33	0.37	0.39	0.4	0.43	0.49	0.58	0.68	0.8	0.92	1.03	1.14	1.25	1.37	1.51	1.66	1.83	2.02	2.22	2.45	2.71	3.03	3.45	4.02	56
32	0.19	0.28	0.34	0.38	0.4	0.41	0.45	0.53	0.62	0.74	0.86	0.99	1.11	1.23	1.35	1.49	1.64	1.8	1.99	2.19	2.4	2.64	2.92	3.27	3.74	4.37	57
33	0.2	0.29	0.36	0.39	0.41	0.43	0.49	0.57	0.67	0.80	0.93	1.07	1.2	1.33	1.47	1.62	1.78	1.96	2.17	2.38	2.6	2.86	3.16	3.54	4.06	4.76	58
34	0.21	0.31	0.37	0.41	0.43	0.47	0.53	0.62	0.73	0.86	1.01	1.15	1.3	1.44	1.6	1.76	1.95	2.14	2.36	2.58	2.82	3.09	3.42	3.85	4.43	5.2	59
35	0.22	0.32	0.39	0.43	0.46	0.51	0.58	0.68	0.8	0.94	1.09	1.25	1.41	1.57	1.74	1.92	2.13	2.34	2.57	2.8	3.06	3.35	3.72	4.2	4.84	5.71	60
36	0.23	0.34	0.41	0.45	0.49	0.55	0.63	0.74	0.87	1.02	1.19	1.36	1.53	1.71	1.9	2.1	2.32	2.56	2.8	3.05	3.32	3.64	4.05	4.59	5.32	6.28	61
37	0.24	0.35	0.43	0.48	0.53	0.61	0.69	0.81	0.95	1.12	1.29	1.48	1.67	1.87	2.08	2.3	2.54	2.79	3.05	3.32	3.61	3.97	4.43	5.04	5.85	6.92	62
38	0.25	0.37	0.45	0.52	0.58	0.67	0.76	0.89	1.04	1.22	1.40	1.6	1.81	2.03	2.27	2.52	2.77	3.04	3.32	3.61	3.94	4.34	4.86	5.55	6.46	7.64	63
39	0.26	0.39	0.47	0.56	0.64	0.73	0.84	0.97	1.14	1.32	1.52	1.74	1.97	2.22	2.48	2.75	3.03	3.31	3.61	3.94	4.3	4.76	5.35	6.14	7.16	8.46	64

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
40	0.27	0.41	0.51	0.6	0.7	0.8	0.92	1.07	1.24	1.44	1.66	1.9	2.15	2.42	2.7	3	3.30	3.61	3.94	4.29	4.71	5.23	5.92	6.8	7.95	9.39	65
41	0.28	0.43	0.55	0.66	0.77	0.88	1.01	1.17	1.35	1.56	1.8	2.07	2.35	2.64	2.95	3.27	3.59	3.93	4.29	4.69	5.17	5.78	6.56	7.56	8.85	10.44	66
42	0.29	0.45	0.59	0.72	0.85	0.97	1.11	1.27	1.47	1.7	1.96	2.25	2.56	2.88	3.21	3.56	3.92	4.29	4.69	5.15	5.7	6.4	7.29	8.43	9.87	11.63	67
43	0.31	0.48	0.64	0.79	0.93	1.06	1.21	1.39	1.61	1.86	2.14	2.45	2.78	3.13	3.5	3.88	4.27	4.68	5.13	5.66	6.3	7.11	8.13	9.43	11.03	12.97	68
44	0.32	0.52	0.7	0.86	1.01	1.16	1.32	1.51	1.75	2.02	2.33	2.67	3.03	3.41	3.81	4.23	4.66	5.12	5.63	6.24	6.98	7.92	9.09	10.55	12.34	14.47	69
45	0.34	0.56	0.76	0.94	1.11	1.26	1.44	1.65	1.9	2.2	2.53	2.9	3.3	3.72	4.16	4.61	5.08	5.6	6.2	6.9	7.76	8.84	10.18	11.83	13.82	16.17	70
46	0.36	0.61	0.84	1.03	1.21	1.38	1.57	1.8	2.08	2.39	2.76	3.16	3.60	4.05	4.53	5.03	5.56	6.15	6.84	7.65	8.66	9.9	11.42	13.27	15.48	18.08	71
47	0.39	0.67	0.92	1.13	1.31	1.50	1.71	1.96	2.26	2.61	3.01	3.45	3.92	4.42	4.95	5.5	6.1	6.78	7.57	8.52	9.68	11.1	12.83	14.9	17.35	20.21	72
48	0.43	0.74	1	1.23	1.43	1.64	1.87	2.14	2.47	2.85	3.28	3.76	4.28	4.83	5.41	6.03	6.71	7.48	8.4	9.5	10.84	12.46	14.41	16.73	19.45	22.60	73
49	0.47	0.81	1.10	1.34	1.56	1.79	2.04	2.34	2.7	3.12	3.59	4.11	4.68	5.28	5.92	6.62	7.4	8.29	9.35	10.62	12.16	14	16.2	18.79	21.79	25.25	74
50	0.51	0.89	1.2	1.46	1.7	1.95	2.23	2.56	2.95	3.41	3.93	4.5	5.12	5.79	6.5	7.29	8.18	9.22	10.44	11.9	13.65	15.74	18.2	21.08	24.4	28.2	75
51	0.57	0.98	1.31	1.6	1.86	2.13	2.44	2.8	3.24	3.74	4.31	4.94	5.62	6.36	7.16	8.06	9.08	10.27	11.68	13.36	15.34	17.7	20.44	23.63	27.3	31.48	76
52	0.63	1.07	1.43	1.74	2.03	2.33	2.67	3.08	3.56	4.11	4.74	5.43	6.18	7.00	7.92	8.93	10.11	11.48	13.09	15	17.25	19.88	22.95	26.47	30.5	35.1	77
53	0.71	1.17	1.56	1.9	2.21	2.55	2.94	3.39	3.92	4.53	5.22	5.98	6.82	7.74	8.77	9.93	11.28	12.85	14.69	16.86	19.39	22.33	25.72	29.61	34.03	39.1	78
54	0.79	1.28	1.7	2.07	2.42	2.8	3.23	3.74	4.33	5	5.77	6.61	7.55	8.59	9.75	11.08	12.62	14.4	16.5	18.95	21.78	25.05	28.79	33.07	37.93	43.49	79
55	0.87	1.4	1.85	2.26	2.65	3.08	3.57	4.14	4.79	5.54	6.39	7.33	8.38	9.55	10.88	12.39	14.14	16.17	18.54	21.28	24.44	28.06	32.18	36.87	42.2	48.42	80
56	0.97	1.53	2.02	2.47	2.92	3.4	3.95	4.59	5.32	6.16	7.11	8.16	9.34	10.66	12.16	13.88	15.87	18.17	20.83	23.89	27.40	31.39	35.92	41.05	46.99	53.94	81
57	1.07	1.67	2.2	2.7	3.21	3.76	4.39	5.1	5.93	6.86	7.92	9.1	10.43	11.92	13.62	15.58	17.83	20.42	23.39	26.8	30.67	35.06	40.01	45.72	52.35	60	82
58	1.17	1.83	2.41	2.97	3.54	4.17	4.88	5.69	6.62	7.67	8.85	10.18	11.68	13.37	15.29	17.5	20.04	22.94	26.25	30.02	34.28	39.08	44.58	50.94	58.21	66.63	83
59	1.29	1.99	2.64	3.27	3.92	4.64	5.44	6.36	7.41	8.59	9.92	11.41	13.1	15.01	17.19	19.67	22.52	25.75	29.43	33.57	38.24	43.57	49.7	56.64	64.6	74.28	84
60	1.41	2.17	2.89	3.61	4.35	5.17	6.09	7.13	8.31	9.64	11.14	12.82	14.72	16.87	19.32	22.12	25.29	28.89	32.94	37.49	42.68	48.6	55.28	62.86	72.19	83.18	85
61	1.54	2.38	3.18	3.99	4.84	5.77	6.82	8.00	9.33	10.83	12.52	14.41	16.56	18.98	21.73	24.85	28.38	32.36	36.81	41.88	47.64	54.1	61.36	70.41	81.26	93.18	86
62	1.69	2.61	3.51	4.43	5.4	6.47	7.65	9	10.5	12.19	14.09	16.23	18.64	21.36	24.43	27.91	31.81	36.19	41.16	46.79	53.07	60.09	68.89	79.62	91.49	104.49	87
63	1.85	2.88	3.89	4.92	6.04	7.25	8.6	10.13	11.82	13.73	15.87	18.28	20.98	24.02	27.45	31.30	35.62	40.5	46.03	52.18	59	67.61	78.24	90.06	103.13	117.34	88
64	2.04	3.17	4.31	5.49	6.76	8.14	9.68	11.4	13.32	15.47	17.88	20.57	23.6	27	30.81	35.07	39.9	45.35	51.39	58.06	66.53	77.08	88.86	101.97	116.39	131.48	89
65	2.25	3.51	4.8	6.14	7.58	9.16	10.9	12.85	15.01	17.43	20.13	23.15	26.54	30.32	34.54	39.32	44.71	50.67	57.24	65.6	76.1	87.86	101.02	115.6	131.11	147.2	90
66	2.49	3.9	5.35	6.87	8.51	10.3	12.28	14.47	16.91	19.62	22.66	26.04	29.81	34.00	38.74	44.1	50	56.50	64.8	75.26	87.02	100.23	114.98	130.81	147.2	164.55	91
67	2.77	4.35	5.97	7.7	9.55	11.59	13.82	16.3	19.03	22.09	25.47	29.25	33.43	38.16	43.48	49.36	55.81	64.08	74.54	86.31	99.58	114.47	130.58	147.2	164.55	182.79	92
68	3.09	4.86	6.69	8.63	10.73	13.03	15.55	18.34	21.41	24.82	28.61	32.8	37.52	42.84	48.7	55.14	63.41	73.89	85.7	99.04	114.06	130.4	147.2	164.55	182.79	201.3	93
69	3.47	5.44	7.49	9.69	12.06	14.64	17.48	20.6	24.05	27.86	32.07	36.81	42.13	48	54.44	62.75	73.29	85.15	98.57	113.74	130.26	147.2	164.55	182.79	201.3	218.61	94
70	3.9	6.1	8.40	10.87	13.53	16.44	19.63	23.13	26.98	31.22	35.98	41.33	47.21	53.67	62.05	72.69	84.64	98.17	113.47	130.15	147.2	164.55	182.79	201.3	218.61	235.43	95
71	4.39	6.84	9.42	12.19	15.18	18.44	22.01	25.92	30.21	35.01	40.39	46.31	52.79	61.28	72.06	84.14	97.78	113.23	130.08	147.2	164.55	182.79	201.3	218.61	235.43	252.99	96
72	4.95	7.67	10.56	13.66	17	20.65	24.63	28.99	33.85	39.27	45.23	51.78	60.39	71.36	83.6	97.39	113.01	130.01	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	97
73	5.57	8.6	11.82	15.28	19.02	23.1	27.53	32.45	37.94	43.95	50.56	59.35	70.55	82.99	96.98	112.77	129.94	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	98
74	6.28	9.63	13.22	17.07	21.24	25.78	30.78	36.33	42.43	49.09	58.09	69.58	82.29	96.5	112.52	129.86	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	99
75	7.06	10.78	14.76	19.05	23.69	28.78	34.42	40.59	47.35	56.58	68.42	81.44	95.94	112.2	129.78	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	100
76	7.92	12.05	16.46	21.21	26.42	32.15	38.41	45.26	54.76	67.04	80.42	95.25	111.82	129.66	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	101
77	8.87	13.43	18.32	23.64	29.47	35.83	42.78	52.61	65.36	79.2	94.42	111.35	129.52	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	102
78	9.92	14.95	20.39	26.34	32.81	39.85	50.05	63.37	77.73	93.42	110.77	129.34	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	103
79	11.06	16.64	22.71	29.29	36.45	47.05	61.02	75.97	92.22	110.07	129.11	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	104

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
80	12.33	18.53	25.23	32.51	43.56	58.26	73.91	90.8	109.23	128.84	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	105
81	13.74	20.57	27.97	39.53	55.05	71.49	89.12	108.23	128.5	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	106
82	15.27	22.8	34.91	51.35	68.68	87.16	107.06	128.11	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	107
83	16.94	27.12	47.12	65.45	84.89	105.7	127.65	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	108
84	18.73	34.08	61.76	82.29	104.14	127.13	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	109
85	20.67	42.33	79.32	102.37	126.53	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	110
86	22.75	52.13	100.35	125.85	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	111
87	24.98	63.74	125.09	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	27.37	71.77	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	29.96	80.67	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	32.82	111.62	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.9	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.1	0.16	0.26	0.38	0.5	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.7	0.77	0.84	0.91	0.97	1	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.1	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.8	0.81	0.82	0.83	0.85	0.9	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.9	0.92	0.91	0.88	0.86	0.82	0.8	0.79	0.79	0.8	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.6	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.9	0.96	1.03	1.10	1.19	1.29	1.4	40
16	0.49	0.56	0.63	0.7	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.84	0.85	0.88	0.9	0.92	0.93	0.91	0.92	0.92	0.96	1.02	1.09	1.16	1.23	1.31	1.4	1.5	1.62	1.75	1.91	2.1	2.32	2.56	2.85	3.2	3.60	43

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
19	0.83	0.84	0.87	0.89	0.9	0.89	0.88	0.87	0.9	0.96	1.02	1.1	1.18	1.27	1.36	1.46	1.58	1.71	1.85	2.02	2.23	2.48	2.74	3.07	3.46	3.88	44
20	0.81	0.83	0.83	0.85	0.85	0.84	0.83	0.84	0.89	0.96	1.03	1.12	1.22	1.32	1.42	1.53	1.65	1.8	1.96	2.14	2.36	2.64	2.94	3.3	3.71	4.16	45
21	0.78	0.78	0.78	0.8	0.8	0.8	0.79	0.83	0.88	0.96	1.04	1.14	1.26	1.37	1.49	1.61	1.74	1.89	2.07	2.26	2.51	2.82	3.16	3.53	3.97	4.46	46
22	0.74	0.72	0.73	0.75	0.75	0.76	0.78	0.82	0.88	0.94	1.05	1.18	1.31	1.43	1.56	1.68	1.83	2	2.18	2.4	2.67	3.01	3.37	3.76	4.24	4.79	47
23	0.68	0.65	0.67	0.69	0.71	0.74	0.77	0.81	0.85	0.93	1.09	1.22	1.36	1.5	1.64	1.77	1.93	2.11	2.3	2.54	2.85	3.17	3.56	4	4.51	5.13	48
24	0.62	0.59	0.61	0.65	0.69	0.72	0.76	0.79	0.83	0.97	1.12	1.27	1.43	1.57	1.72	1.87	2.02	2.22	2.43	2.67	3	3.35	3.77	4.26	4.82	5.51	49
25	0.56	0.55	0.58	0.63	0.68	0.71	0.72	0.77	0.86	1	1.16	1.32	1.48	1.64	1.8	1.96	2.13	2.35	2.57	2.86	3.19	3.58	4.03	4.55	5.16	5.91	50
26	0.52	0.52	0.58	0.62	0.67	0.7	0.7	0.78	0.89	1.04	1.2	1.37	1.54	1.71	1.88	2.07	2.26	2.5	2.76	3.08	3.44	3.87	4.35	4.89	5.54	6.35	51
27	0.47	0.51	0.57	0.63	0.67	0.69	0.72	0.8	0.92	1.08	1.26	1.44	1.63	1.82	2	2.2	2.42	2.68	2.98	3.33	3.72	4.18	4.69	5.25	5.95	6.84	52
28	0.44	0.5	0.58	0.65	0.69	0.71	0.75	0.83	0.95	1.13	1.33	1.53	1.75	1.95	2.14	2.36	2.61	2.89	3.23	3.6	4.03	4.52	5.05	5.65	6.40	7.37	53
29	0.42	0.51	0.6	0.68	0.71	0.75	0.81	0.87	1.02	1.21	1.43	1.65	1.88	2.1	2.31	2.56	2.83	3.15	3.51	3.9	4.37	4.88	5.43	6.07	6.89	7.97	54
30	0.39	0.53	0.64	0.71	0.75	0.81	0.87	0.93	1.10	1.3	1.55	1.8	2.03	2.28	2.52	2.79	3.08	3.44	3.82	4.25	4.73	5.27	5.86	6.54	7.43	8.65	55
31	0.39	0.57	0.69	0.75	0.81	0.87	0.93	1.01	1.19	1.43	1.69	1.96	2.23	2.49	2.76	3.05	3.37	3.75	4.16	4.62	5.14	5.69	6.32	7.06	8.05	9.4	56
32	0.42	0.62	0.74	0.81	0.87	0.93	1.01	1.11	1.32	1.58	1.87	2.16	2.45	2.73	3.02	3.34	3.7	4.09	4.55	5.03	5.57	6.16	6.84	7.64	8.74	10.25	57
33	0.44	0.67	0.81	0.87	0.93	1.01	1.09	1.22	1.46	1.74	2.07	2.38	2.69	3	3.32	3.67	4.05	4.48	4.97	5.49	6.05	6.68	7.41	8.28	9.52	11.2	58
34	0.48	0.74	0.87	0.93	1.01	1.09	1.18	1.36	1.62	1.93	2.28	2.63	2.97	3.3	3.66	4.03	4.46	4.91	5.43	5.98	6.58	7.25	8.04	9.03	10.41	12.29	59
35	0.55	0.81	0.93	1.01	1.09	1.18	1.3	1.52	1.82	2.15	2.53	2.9	3.27	3.64	4.03	4.43	4.89	5.39	5.93	6.5	7.16	7.88	8.77	9.87	11.43	13.53	60
36	0.61	0.88	1.01	1.09	1.18	1.29	1.45	1.71	2.03	2.4	2.80	3.21	3.62	4.02	4.43	4.87	5.36	5.89	6.47	7.09	7.78	8.59	9.59	10.83	12.61	14.94	61
37	0.66	0.95	1.09	1.18	1.29	1.43	1.62	1.92	2.27	2.69	3.11	3.56	3.99	4.43	4.87	5.35	5.88	6.44	7.06	7.73	8.49	9.40	10.53	11.94	13.93	16.53	62
38	0.73	1.02	1.17	1.29	1.42	1.6	1.83	2.15	2.55	2.99	3.45	3.92	4.39	4.86	5.35	5.88	6.44	7.05	7.71	8.45	9.28	10.31	11.6	13.22	15.44	18.32	63
39	0.80	1.1	1.26	1.42	1.58	1.8	2.06	2.41	2.85	3.32	3.81	4.33	4.83	5.35	5.88	6.44	7.05	7.71	8.45	9.25	10.18	11.34	12.82	14.66	17.16	20.33	64
40	0.85	1.18	1.38	1.57	1.78	2.02	2.33	2.72	3.18	3.69	4.22	4.78	5.33	5.88	6.44	7.05	7.71	8.45	9.25	10.11	11.19	12.53	14.22	16.31	19.1	22.57	65
41	0.91	1.26	1.51	1.74	2	2.27	2.62	3.04	3.54	4.09	4.67	5.27	5.86	6.44	7.05	7.71	8.45	9.25	10.11	11.09	12.34	13.88	15.8	18.17	21.27	25.07	66
42	0.96	1.35	1.66	1.95	2.24	2.57	2.94	3.4	3.94	4.54	5.16	5.8	6.43	7.05	7.71	8.45	9.25	10.11	11.05	12.21	13.64	15.41	17.61	20.27	23.7	27.84	67
43	1.02	1.46	1.83	2.18	2.5	2.87	3.29	3.79	4.39	5.03	5.69	6.38	7.04	7.71	8.45	9.25	10.11	11.05	12.12	13.47	15.11	17.15	19.64	22.64	26.4	30.86	68
44	1.08	1.59	2.02	2.41	2.79	3.2	3.67	4.22	4.87	5.56	6.27	6.99	7.7	8.45	9.25	10.11	11.05	12.1	13.35	14.9	16.8	19.12	21.91	25.26	29.37	34.16	69
45	1.14	1.75	2.24	2.68	3.12	3.56	4.1	4.71	5.39	6.13	6.9	7.66	8.44	9.25	10.11	11.05	12.1	13.27	14.74	16.52	18.69	21.32	24.46	28.15	32.61	37.74	70
46	1.23	1.92	2.49	2.99	3.47	3.97	4.56	5.23	5.98	6.75	7.57	8.4	9.25	10.11	11.05	12.10	13.26	14.61	16.31	18.35	20.81	23.77	27.27	31.32	36.12	41.58	71
47	1.34	2.12	2.76	3.32	3.85	4.42	5.06	5.78	6.59	7.45	8.31	9.2	10.11	11.05	12.1	13.26	14.56	16.15	18.08	20.41	23.19	26.48	30.34	34.76	39.9	45.68	72
48	1.46	2.34	3.05	3.68	4.28	4.91	5.61	6.41	7.27	8.2	9.12	10.08	11.05	12.1	13.26	14.54	16.04	17.86	20.07	22.71	25.82	29.47	33.69	38.47	43.95	50.05	73
49	1.59	2.57	3.38	4.07	4.74	5.44	6.21	7.08	8.01	9.01	10.01	11.04	12.1	13.26	14.53	15.98	17.72	19.8	22.29	25.24	28.72	32.74	37.31	42.45	48.27	54.69	74
50	1.74	2.84	3.74	4.5	5.24	6.03	6.87	7.81	8.82	9.89	10.97	12.1	13.26	14.53	15.94	17.61	19.6	21.96	24.76	28.06	31.89	36.28	41.19	46.69	52.83	59.58	75
51	1.93	3.15	4.12	4.97	5.79	6.67	7.59	8.61	9.71	10.86	12.03	13.25	14.53	15.94	17.55	19.45	21.69	24.37	27.5	31.16	35.33	40.08	45.34	51.17	57.66	64.75	76
52	2.14	3.47	4.53	5.48	6.4	7.36	8.38	9.49	10.67	11.91	13.19	14.52	15.93	17.52	19.37	21.50	24.05	27.04	30.51	34.53	39.06	44.14	49.75	55.91	62.74	70.19	77
53	2.39	3.81	4.99	6.03	7.05	8.11	9.24	10.44	11.73	13.06	14.47	15.92	17.51	19.3	21.37	23.78	26.65	29.97	33.81	38.17	43.06	48.45	54.40	60.9	68.05	75.91	78
54	2.66	4.19	5.46	6.63	7.75	8.94	10.17	11.49	12.89	14.33	15.86	17.47	19.25	21.27	23.60	26.33	29.51	33.18	37.38	42.08	47.3	53.02	59.28	66.12	73.64	81.91	79
55	2.95	4.6	5.99	7.29	8.53	9.84	11.19	12.64	14.15	15.72	17.4	19.19	21.19	23.46	26.08	29.13	32.65	36.68	41.22	46.26	51.8	57.85	64.41	71.58	79.5	88.44	80
56	3.28	5.05	6.58	8	9.4	10.81	12.32	13.88	15.52	17.25	19.11	21.1	23.35	25.88	28.82	32.2	36.08	40.46	45.34	50.70	56.57	62.93	69.8	77.32	85.84	95.58	81
57	3.63	5.54	7.21	8.78	10.33	11.88	13.54	15.24	17.04	18.94	20.99	23.21	25.71	28.56	31.82	35.56	39.8	44.52	49.74	55.42	61.6	68.24	75.46	83.51	92.75	103.14	82
58	4	6.09	7.91	9.63	11.33	13.05	14.85	16.73	18.7	20.78	23.04	25.53	28.32	31.49	35.11	39.21	43.81	48.87	54.4	60.4	66.87	73.82	81.57	90.25	100.06	111.14	83

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
59	4.41	6.67	8.67	10.57	12.43	14.34	16.29	18.35	20.51	22.8	25.31	28.07	31.18	34.69	38.68	43.14	48.08	53.49	59.34	65.64	72.39	79.86	88.17	97.36	107.77	120.28	84
60	4.86	7.29	9.5	11.6	13.64	15.72	17.87	20.11	22.47	25.01	27.79	30.84	34.3	38.17	42.52	47.35	52.65	58.4	64.55	71.15	78.4	86.41	95.17	104.86	116.89	130.92	85
61	5.34	7.99	10.42	12.72	14.95	17.22	19.56	22.02	24.61	27.41	30.48	33.88	37.68	41.93	46.66	51.87	57.51	63.58	70.05	77.14	84.93	93.35	102.55	113.99	127.88	142.69	86
62	5.86	8.77	11.43	13.93	16.37	18.86	21.4	24.1	26.93	30.03	33.41	37.17	41.35	46	51.1	56.68	62.65	69.05	76.03	83.65	91.81	100.65	111.78	125.3	140.1	155.84	87
63	6.45	9.64	12.53	15.24	17.93	20.62	23.38	26.34	29.45	32.85	36.59	40.73	45.29	50.35	55.85	61.77	68.12	75.02	82.52	90.52	99.1	109.96	123.4	137.9	153.79	170.61	88
64	7.11	10.57	13.73	16.69	19.59	22.51	25.54	28.73	32.16	35.9	40.02	44.54	49.54	55.01	60.89	67.19	74.07	81.53	89.40	97.8	108.53	121.82	136.3	152.06	169.21	186.59	89
65	7.83	11.6	15.03	18.24	21.38	24.56	27.84	31.33	35.09	39.19	43.72	48.65	54.09	59.97	66.24	73.11	80.54	88.42	96.71	107.31	120.61	135	150.85	168.05	186.04	204.1	90
66	8.62	12.73	16.43	19.9	23.31	26.76	30.32	34.15	38.24	42.75	47.7	53.09	58.95	65.26	72.12	79.58	87.44	95.71	106.31	119.56	134.01	149.86	167.3	185.6	204.1	223.19	91
67	9.51	13.96	17.94	21.7	25.36	29.09	32.98	37.15	41.64	46.59	51.97	57.83	64.15	71.07	78.55	86.46	94.76	105.39	118.73	133.15	149.13	166.69	185.32	204.1	223.19	242.76	92
68	10.5	15.29	19.57	23.6	27.56	31.6	35.83	40.38	45.3	50.7	56.57	62.91	69.85	77.44	85.41	93.78	104.53	117.96	132.49	148.51	166.25	185.11	204.1	223.19	242.76	262	93
69	11.58	16.71	21.31	25.64	29.9	34.27	38.89	43.85	49.24	55.11	61.49	68.49	76.13	84.22	92.72	103.65	117.26	131.89	148.03	165.91	184.98	204.1	223.19	242.76	262	278.97	94
70	12.74	18.24	23.14	27.8	32.39	37.14	42.17	47.59	53.48	59.86	66.91	74.65	82.87	91.5	102.68	116.56	131.33	147.63	165.66	184.87	204.1	223.19	242.76	262	278.97	294.58	95
71	14	19.84	25.08	30.08	35.04	40.2	45.69	51.62	58.04	65.12	72.92	81.26	90.07	101.53	115.77	130.78	147.23	165.46	184.83	204.1	223.19	242.76	262	278.97	294.58	310.44	96
72	15.3	21.51	27.12	32.48	37.86	43.48	49.48	55.95	63.1	70.97	79.39	88.38	100.18	114.8	130.16	146.84	165.27	184.77	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	97
73	16.64	23.24	29.24	35.01	40.86	47.01	53.55	60.76	68.71	77.26	86.37	98.55	113.67	129.41	146.41	165.06	184.72	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	98
74	18.04	25.02	31.45	37.69	44.07	50.78	58.08	66.10	74.77	84.02	96.60	112.28	128.5	145.88	164.85	184.68	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	99
75	19.45	26.87	33.76	40.52	47.48	54.94	63.09	71.87	81.3	94.31	110.62	127.42	145.23	164.53	184.61	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	100
76	20.87	28.77	36.17	43.53	51.25	59.56	68.49	78.09	91.64	108.69	126.07	144.44	164.14	184.52	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	101
77	22.3	30.7	38.71	46.83	55.42	64.55	74.33	88.49	106.38	124.5	143.43	163.64	184.38	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	102
78	23.75	32.7	41.47	50.45	59.89	69.93	84.76	103.66	122.57	142.25	162.98	184.19	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	103
79	25.22	34.88	44.49	54.35	64.71	80.38	100.4	120.32	140.78	162.2	183.94	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	104
80	26.78	37.25	47.72	58.54	75.19	96.59	117.62	139.04	161.24	183.63	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	105
81	28.45	39.75	51.17	69.04	92.04	114.42	136.96	160.08	183.26	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	106
82	30.23	42.45	61.75	86.66	110.59	134.49	158.68	182.81	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	107
83	32.13	48.72	80.28	106.05	131.52	157.03	182.27	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	108
84	34.2	59.02	100.72	128.01	155.08	181.63	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	109
85	36.45	70.47	123.91	152.8	180.89	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	110
86	38.94	83.48	150.14	180.03	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	111
87	41.68	98.18	179.06	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	44.71	106.46	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	48.10	115.72	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	51.94	160.25	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT UNISEX NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.47	0.3	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	25
1	0.3	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	26
2	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	27
3	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	28
4	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	29
5	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	30
6	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	31
7	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	32
8	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	0.85	33
9	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	0.85	0.89	34
10	0.09	0.11	0.16	0.25	0.35	0.46	0.56	0.66	0.72	0.78	0.84	0.88	0.90	0.88	0.85	0.82	0.78	0.76	0.75	0.76	0.77	0.78	0.81	0.84	0.89	0.94	35
11	0.1	0.15	0.24	0.34	0.45	0.54	0.63	0.70	0.76	0.82	0.86	0.88	0.87	0.83	0.8	0.76	0.74	0.74	0.74	0.75	0.76	0.79	0.83	0.88	0.94	1	36
12	0.14	0.23	0.33	0.43	0.52	0.62	0.67	0.73	0.79	0.83	0.86	0.84	0.82	0.79	0.75	0.72	0.72	0.73	0.74	0.76	0.79	0.82	0.87	0.93	0.99	1.06	37
13	0.22	0.32	0.41	0.51	0.58	0.65	0.7	0.76	0.8	0.82	0.82	0.79	0.76	0.73	0.71	0.7	0.71	0.73	0.74	0.76	0.81	0.86	0.91	0.98	1.05	1.12	38
14	0.3	0.39	0.47	0.57	0.62	0.68	0.73	0.78	0.79	0.78	0.76	0.74	0.71	0.7	0.69	0.7	0.71	0.72	0.74	0.78	0.83	0.9	0.95	1.02	1.11	1.19	39
15	0.37	0.45	0.53	0.59	0.65	0.7	0.74	0.75	0.75	0.73	0.7	0.69	0.67	0.67	0.68	0.69	0.7	0.73	0.77	0.82	0.87	0.94	1.00	1.08	1.17	1.27	40
16	0.43	0.5	0.56	0.61	0.67	0.71	0.72	0.71	0.7	0.68	0.65	0.65	0.65	0.66	0.67	0.69	0.71	0.75	0.8	0.85	0.91	0.98	1.06	1.14	1.24	1.34	41
17	0.47	0.52	0.57	0.64	0.67	0.71	0.71	0.69	0.67	0.64	0.62	0.63	0.64	0.65	0.67	0.7	0.73	0.78	0.81	0.87	0.94	1.03	1.12	1.21	1.32	1.43	42
18	0.49	0.53	0.58	0.63	0.65	0.65	0.62	0.61	0.59	0.58	0.59	0.61	0.63	0.65	0.67	0.71	0.75	0.8	0.86	0.92	0.99	1.07	1.16	1.26	1.38	1.52	43
19	0.5	0.54	0.58	0.61	0.61	0.6	0.58	0.55	0.55	0.56	0.57	0.6	0.62	0.65	0.69	0.73	0.78	0.83	0.89	0.96	1.04	1.12	1.22	1.33	1.47	1.61	44
20	0.51	0.54	0.56	0.56	0.56	0.54	0.52	0.51	0.52	0.54	0.56	0.60	0.63	0.66	0.71	0.75	0.80	0.87	0.93	1	1.08	1.17	1.28	1.41	1.55	1.71	45
21	0.5	0.51	0.51	0.51	0.51	0.49	0.48	0.49	0.5	0.53	0.55	0.59	0.64	0.68	0.73	0.78	0.84	0.9	0.97	1.04	1.12	1.23	1.35	1.49	1.64	1.83	46
22	0.47	0.46	0.46	0.47	0.46	0.45	0.45	0.47	0.49	0.51	0.54	0.6	0.65	0.70	0.75	0.80	0.87	0.94	1.01	1.08	1.18	1.3	1.42	1.57	1.75	1.95	47
23	0.43	0.41	0.42	0.42	0.42	0.43	0.43	0.44	0.47	0.49	0.55	0.61	0.67	0.72	0.78	0.83	0.90	0.97	1.05	1.13	1.24	1.35	1.49	1.66	1.86	2.10	48
24	0.38	0.36	0.37	0.38	0.39	0.4	0.42	0.43	0.45	0.5	0.56	0.63	0.69	0.74	0.8	0.86	0.93	1.01	1.09	1.17	1.29	1.41	1.57	1.77	1.99	2.26	49
25	0.34	0.32	0.33	0.35	0.37	0.38	0.39	0.41	0.45	0.51	0.57	0.64	0.7	0.76	0.83	0.90	0.97	1.05	1.14	1.24	1.35	1.5	1.67	1.88	2.13	2.42	50
26	0.3	0.3	0.32	0.34	0.35	0.36	0.38	0.42	0.46	0.52	0.58	0.65	0.72	0.79	0.86	0.94	1.01	1.11	1.20	1.32	1.45	1.61	1.79	2.01	2.27	2.61	51
27	0.26	0.27	0.31	0.33	0.34	0.35	0.39	0.42	0.47	0.53	0.60	0.67	0.75	0.83	0.9	0.98	1.07	1.17	1.28	1.41	1.55	1.72	1.92	2.16	2.44	2.82	52
28	0.23	0.27	0.3	0.33	0.33	0.35	0.39	0.42	0.48	0.54	0.62	0.7	0.79	0.87	0.95	1.04	1.14	1.24	1.37	1.51	1.67	1.85	2.06	2.31	2.63	3.04	53
29	0.21	0.26	0.29	0.32	0.34	0.35	0.39	0.43	0.49	0.56	0.66	0.74	0.84	0.93	1.01	1.11	1.21	1.34	1.48	1.62	1.8	1.99	2.21	2.49	2.83	3.28	54
30	0.19	0.25	0.30	0.33	0.35	0.36	0.40	0.45	0.51	0.6	0.7	0.8	0.9	0.99	1.09	1.19	1.31	1.45	1.59	1.75	1.94	2.14	2.39	2.67	3.05	3.56	55
31	0.18	0.25	0.31	0.34	0.36	0.38	0.41	0.47	0.55	0.64	0.75	0.86	0.96	1.07	1.18	1.29	1.42	1.56	1.72	1.9	2.09	2.31	2.57	2.89	3.30	3.86	56
32	0.18	0.26	0.32	0.35	0.37	0.39	0.43	0.51	0.59	0.7	0.81	0.93	1.04	1.16	1.27	1.4	1.55	1.7	1.87	2.06	2.26	2.5	2.77	3.12	3.58	4.19	57
33	0.19	0.27	0.33	0.36	0.38	0.41	0.47	0.55	0.64	0.76	0.88	1.01	1.13	1.25	1.39	1.53	1.68	1.85	2.04	2.24	2.45	2.7	3	3.38	3.89	4.57	58
34	0.2	0.29	0.34	0.38	0.41	0.45	0.51	0.60	0.7	0.82	0.96	1.09	1.23	1.36	1.51	1.66	1.84	2.01	2.22	2.43	2.66	2.92	3.25	3.67	4.24	4.98	59
35	0.21	0.3	0.36	0.4	0.43	0.49	0.56	0.65	0.77	0.9	1.04	1.19	1.34	1.49	1.65	1.81	2.01	2.2	2.42	2.64	2.89	3.17	3.53	4	4.63	5.47	60
36	0.22	0.32	0.38	0.42	0.46	0.53	0.61	0.71	0.83	0.97	1.13	1.29	1.45	1.62	1.8	1.98	2.19	2.41	2.63	2.87	3.13	3.45	3.85	4.37	5.08	6	61
37	0.23	0.33	0.4	0.45	0.50	0.58	0.66	0.78	0.91	1.07	1.23	1.41	1.59	1.77	1.97	2.17	2.39	2.62	2.87	3.12	3.41	3.76	4.20	4.8	5.58	6.61	62
38	0.24	0.35	0.42	0.49	0.55	0.64	0.73	0.85	1	1.17	1.34	1.53	1.72	1.93	2.15	2.38	2.61	2.86	3.12	3.4	3.72	4.11	4.61	5.28	6.16	7.29	63
39	0.25	0.36	0.44	0.53	0.61	0.7	0.81	0.93	1.09	1.27	1.46	1.66	1.88	2.11	2.34	2.59	2.85	3.11	3.39	3.7	4.05	4.5	5.07	5.83	6.82	8.06	64

	2008 VBT UNISEX NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
40	0.26	0.38	0.47	0.56	0.66	0.76	0.88	1.03	1.19	1.38	1.59	1.81	2.05	2.29	2.55	2.82	3.10	3.39	3.7	4.03	4.44	4.94	5.61	6.46	7.56	8.94	65
41	0.27	0.4	0.51	0.62	0.73	0.84	0.97	1.12	1.3	1.5	1.73	1.98	2.23	2.5	2.78	3.08	3.37	3.69	4.03	4.41	4.87	5.46	6.21	7.18	8.41	9.94	66
42	0.28	0.42	0.55	0.68	0.8	0.92	1.06	1.22	1.41	1.63	1.88	2.15	2.43	2.72	3.03	3.35	3.68	4.02	4.4	4.84	5.37	6.04	6.9	8	9.38	11.07	67
43	0.3	0.45	0.6	0.74	0.88	1.01	1.16	1.33	1.54	1.78	2.05	2.34	2.64	2.96	3.29	3.64	4	4.38	4.81	5.31	5.93	6.71	7.69	8.94	10.48	12.34	68
44	0.31	0.48	0.65	0.81	0.95	1.1	1.26	1.45	1.68	1.94	2.23	2.54	2.87	3.22	3.58	3.97	4.36	4.79	5.27	5.85	6.57	7.47	8.6	10	11.73	13.78	69
45	0.32	0.52	0.71	0.88	1.05	1.2	1.37	1.58	1.82	2.11	2.42	2.76	3.12	3.5	3.9	4.32	4.75	5.24	5.8	6.47	7.3	8.34	9.63	11.22	13.14	15.4	70
46	0.34	0.57	0.78	0.97	1.14	1.31	1.50	1.72	1.99	2.29	2.63	3	3.40	3.81	4.25	4.70	5.19	5.75	6.4	7.17	8.14	9.33	10.8	12.58	14.72	17.23	71
47	0.37	0.62	0.86	1.06	1.23	1.42	1.63	1.87	2.16	2.49	2.86	3.27	3.70	4.15	4.63	5.14	5.69	6.33	7.08	7.99	9.1	10.47	12.13	14.13	16.51	19.28	72
48	0.4	0.69	0.93	1.15	1.34	1.55	1.78	2.05	2.36	2.72	3.12	3.55	4.03	4.53	5.05	5.62	6.26	6.98	7.85	8.9	10.19	11.75	13.63	15.88	18.51	21.58	73
49	0.44	0.75	1.02	1.25	1.46	1.69	1.94	2.23	2.58	2.97	3.4	3.88	4.39	4.94	5.52	6.17	6.9	7.73	8.74	9.95	11.43	13.21	15.33	17.84	20.76	24.13	74
50	0.47	0.82	1.11	1.36	1.6	1.84	2.12	2.44	2.81	3.24	3.72	4.24	4.8	5.41	6.06	6.79	7.62	8.6	9.76	11.15	12.84	14.85	17.23	20.03	23.26	26.98	75
51	0.53	0.90	1.21	1.49	1.74	2.01	2.32	2.67	3.08	3.55	4.07	4.64	5.26	5.93	6.67	7.5	8.45	9.58	10.92	12.53	14.43	16.71	19.36	22.46	26.05	30.15	76
52	0.58	0.98	1.32	1.62	1.9	2.2	2.54	2.93	3.38	3.89	4.46	5.09	5.77	6.52	7.37	8.30	9.41	10.71	12.24	14.07	16.24	18.78	21.75	25.18	29.13	33.66	77
53	0.65	1.07	1.44	1.76	2.07	2.41	2.79	3.22	3.71	4.28	4.9	5.59	6.36	7.2	8.15	9.23	10.5	11.99	13.74	15.82	18.26	21.10	24.40	28.19	32.53	37.53	78
54	0.72	1.17	1.56	1.92	2.27	2.64	3.06	3.54	4.09	4.71	5.41	6.17	7.03	7.99	9.06	10.3	11.75	13.44	15.45	17.8	20.53	23.69	27.33	31.51	36.29	41.79	79
55	0.79	1.28	1.7	2.1	2.49	2.91	3.38	3.92	4.52	5.21	5.98	6.84	7.8	8.87	10.11	11.52	13.17	15.1	17.37	20	23.05	26.56	30.57	35.16	40.41	46.57	80
56	0.88	1.39	1.86	2.3	2.74	3.21	3.73	4.33	5.01	5.78	6.64	7.6	8.69	9.9	11.3	12.92	14.80	16.99	19.53	22.47	25.86	29.73	34.15	39.18	45.03	51.91	81
57	0.97	1.52	2.03	2.52	3.01	3.55	4.14	4.81	5.57	6.43	7.39	8.47	9.7	11.08	12.66	14.51	16.64	19.1	21.95	25.23	28.97	33.23	38.07	43.66	50.19	57.77	82
58	1.05	1.67	2.22	2.77	3.32	3.93	4.6	5.36	6.21	7.17	8.25	9.47	10.86	12.43	14.23	16.31	18.72	21.48	24.66	28.28	32.41	37.07	42.44	48.67	55.83	64.19	83
59	1.16	1.82	2.44	3.05	3.68	4.37	5.12	5.98	6.94	8.03	9.24	10.62	12.18	13.96	16.01	18.35	21.06	24.14	27.67	31.66	36.18	41.36	47.33	54.14	61.99	71.52	84
60	1.27	1.99	2.68	3.37	4.09	4.87	5.73	6.69	7.78	9	10.38	11.93	13.69	15.71	18.01	20.66	23.67	27.11	31	35.39	40.41	46.15	52.67	60.11	69.26	79.97	85
61	1.39	2.18	2.95	3.73	4.55	5.43	6.41	7.50	8.73	10.11	11.66	13.42	15.42	17.69	20.28	23.24	26.59	30.4	34.68	39.56	45.12	51.4	58.48	67.34	77.9	89.4	86
62	1.53	2.4	3.27	4.15	5.07	6.08	7.18	8.43	9.81	11.37	13.13	15.12	17.37	19.93	22.83	26.13	29.85	34.04	38.81	44.22	50.29	57.11	65.69	76.13	87.59	100	87
63	1.68	2.66	3.63	4.61	5.67	6.81	8.07	9.48	11.04	12.81	14.80	17.04	19.57	22.44	25.68	29.34	33.46	38.13	43.43	49.34	55.94	64.31	74.63	86.05	98.55	111.96	88
64	1.86	2.93	4.02	5.15	6.35	7.64	9.07	10.67	12.44	14.44	16.68	19.20	22.04	25.25	28.86	32.91	37.52	42.72	48.51	54.93	63.14	73.38	84.75	97.31	110.95	125.07	89
65	2.05	3.26	4.49	5.76	7.12	8.59	10.21	12.02	14.03	16.28	18.8	21.63	24.82	28.39	32.4	36.94	42.07	47.77	54.07	62.15	72.33	83.68	96.29	110.11	124.67	139.52	90
66	2.28	3.63	5.01	6.44	7.99	9.66	11.5	13.53	15.81	18.33	21.18	24.36	27.91	31.88	36.38	41.47	47.09	53.30	61.31	71.43	82.78	95.44	109.45	124.36	139.52	155.4	91
67	2.55	4.05	5.59	7.22	8.96	10.86	12.94	15.25	17.8	20.66	23.83	27.39	31.34	35.82	40.87	46.45	52.6	60.56	70.67	82.02	94.74	108.9	124.11	139.52	155.4	172.11	92
68	2.85	4.53	6.26	8.09	10.06	12.21	14.56	17.16	20.04	23.23	26.8	30.76	35.22	40.25	45.81	51.94	59.88	70	81.38	94.17	108.46	123.92	139.52	155.4	172.11	189.19	93
69	3.2	5.07	7.01	9.08	11.3	13.72	16.37	19.29	22.52	26.11	30.08	34.56	39.58	45.15	51.26	59.23	69.39	80.81	93.67	108.12	123.77	139.52	155.4	172.11	189.19	205.44	94
70	3.6	5.69	7.86	10.18	12.68	15.4	18.39	21.67	25.29	29.29	33.78	38.83	44.4	50.52	58.55	68.8	80.3	93.26	107.83	123.65	139.52	155.4	172.11	189.19	205.44	221.45	95
71	4.06	6.38	8.81	11.41	14.22	17.28	20.62	24.3	28.35	32.87	37.95	43.55	49.70	57.82	68.19	79.8	92.87	107.59	123.58	139.52	155.4	172.11	189.19	205.44	221.45	238.2	96
72	4.57	7.15	9.87	12.78	15.92	19.35	23.09	27.2	31.79	36.9	42.54	48.74	56.98	67.53	79.28	92.49	107.37	123.5	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	97
73	5.14	8	11.04	14.29	17.81	21.65	25.83	30.47	35.65	41.34	47.6	56.00	66.76	78.71	92.09	107.13	123.43	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	98
74	5.79	8.95	12.34	15.96	19.89	24.17	28.89	34.13	39.9	46.21	54.81	65.85	78.05	91.64	106.9	123.36	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	99
75	6.49	10.01	13.76	17.81	22.18	26.99	32.32	38.16	44.56	53.39	64.76	77.25	91.11	106.6	123.28	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	100
76	7.27	11.17	15.33	19.82	24.74	30.16	36.08	42.57	51.66	63.46	76.29	90.47	106.24	123.17	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	101
77	8.12	12.43	17.05	22.08	27.59	33.61	40.2	49.62	61.87	75.14	89.69	105.8	123.04	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	102
78	9.06	13.81	18.96	24.59	30.72	37.4	47.17	59.98	73.75	88.75	105.26	122.87	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	103
79	10.07	15.35	21.09	27.33	34.12	44.29	57.73	72.08	87.61	104.6	122.66	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	104

	2008 VBT UNISEX NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
80	11.18	17.06	23.41	30.32	40.93	55.09	70.11	86.26	103.8	122.4	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	105
81	12.42	18.9	25.92	37.03	52	67.8	84.66	102.85	122.08	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	106
82	13.75	20.91	32.56	48.43	65.1	82.79	101.74	121.71	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	107
83	15.2	24.96	44.33	61.98	80.61	100.44	121.27	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	108
84	16.75	31.59	58.41	78.1	98.94	120.77	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	109
85	18.42	39.44	75.24	97.23	120.2	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	110
86	20.2	48.73	95.28	119.54	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	111
87	22.10	59.69	118.81	139.52	155.40	172.11	189.19	205.44	221.45	238.20	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	450.00	112
88	24.13	67.47	139.52	155.40	172.11	189.19	205.44	221.45	238.20	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	113
89	26.33	75.48	155.40	172.11	189.19	205.44	221.45	238.20	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	450.00	114
90	28.74	101.53	172.11	189.19	205.44	221.45	238.20	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT UNISEX SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.47	0.3	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	25
1	0.3	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	26
2	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	27
3	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	28
4	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	29
5	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	30
6	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	31
7	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	32
8	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	0.85	33
9	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	0.85	0.89	34
10	0.09	0.11	0.16	0.25	0.35	0.46	0.56	0.66	0.72	0.78	0.84	0.88	0.90	0.88	0.85	0.82	0.78	0.76	0.75	0.76	0.77	0.78	0.81	0.84	0.89	0.94	35
11	0.1	0.15	0.24	0.34	0.45	0.54	0.63	0.70	0.76	0.82	0.86	0.88	0.87	0.83	0.8	0.76	0.74	0.74	0.74	0.75	0.76	0.79	0.83	0.88	0.94	1	36
12	0.14	0.23	0.33	0.43	0.52	0.62	0.67	0.73	0.79	0.83	0.86	0.84	0.82	0.79	0.75	0.72	0.72	0.73	0.74	0.76	0.79	0.82	0.87	0.93	0.99	1.06	37
13	0.22	0.32	0.41	0.51	0.58	0.65	0.7	0.76	0.8	0.82	0.82	0.79	0.76	0.73	0.71	0.7	0.71	0.73	0.74	0.76	0.81	0.86	0.91	0.98	1.05	1.12	38
14	0.3	0.39	0.47	0.57	0.62	0.68	0.73	0.78	0.79	0.78	0.76	0.74	0.71	0.7	0.69	0.7	0.71	0.72	0.74	0.78	0.83	0.9	0.95	1.02	1.11	1.19	39
15	0.37	0.45	0.53	0.59	0.65	0.7	0.74	0.75	0.75	0.73	0.7	0.69	0.67	0.67	0.68	0.69	0.7	0.73	0.77	0.82	0.87	0.94	1.00	1.08	1.17	1.27	40
16	0.43	0.5	0.56	0.61	0.67	0.71	0.72	0.71	0.7	0.68	0.65	0.65	0.65	0.66	0.67	0.69	0.71	0.75	0.8	0.85	0.91	0.98	1.06	1.14	1.24	1.34	41
17	0.47	0.52	0.57	0.64	0.67	0.71	0.71	0.69	0.67	0.64	0.62	0.63	0.64	0.65	0.67	0.7	0.73	0.78	0.81	0.87	0.94	1.03	1.12	1.21	1.32	1.43	42
18	0.80	0.8	0.81	0.82	0.82	0.82	0.8	0.81	0.81	0.85	0.91	0.97	1.03	1.1	1.17	1.26	1.36	1.48	1.6	1.75	1.93	2.13	2.34	2.6	2.91	3.26	43

	2008 VBT UNISEX SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
19	0.78	0.78	0.79	0.8	0.8	0.78	0.77	0.77	0.8	0.85	0.91	0.98	1.05	1.13	1.22	1.32	1.44	1.56	1.7	1.86	2.05	2.28	2.51	2.8	3.14	3.51	44
20	0.76	0.76	0.75	0.76	0.75	0.74	0.73	0.74	0.79	0.86	0.92	1.00	1.09	1.18	1.28	1.39	1.51	1.66	1.81	1.98	2.18	2.43	2.69	3.01	3.38	3.78	45
21	0.72	0.71	0.7	0.71	0.71	0.7	0.7	0.74	0.79	0.86	0.94	1.02	1.13	1.23	1.34	1.46	1.6	1.75	1.92	2.1	2.32	2.6	2.9	3.23	3.62	4.07	46
22	0.68	0.65	0.65	0.67	0.66	0.67	0.69	0.74	0.79	0.85	0.95	1.06	1.18	1.29	1.41	1.53	1.69	1.85	2.03	2.23	2.48	2.78	3.1	3.45	3.89	4.4	47
23	0.62	0.59	0.60	0.62	0.63	0.66	0.69	0.73	0.78	0.85	0.99	1.1	1.23	1.36	1.49	1.62	1.78	1.96	2.15	2.37	2.64	2.94	3.29	3.7	4.17	4.75	48
24	0.56	0.54	0.55	0.58	0.62	0.64	0.69	0.72	0.77	0.89	1.02	1.15	1.3	1.42	1.56	1.72	1.87	2.07	2.27	2.5	2.8	3.12	3.51	3.97	4.49	5.13	49
25	0.51	0.5	0.53	0.57	0.61	0.64	0.66	0.71	0.8	0.92	1.06	1.2	1.35	1.49	1.64	1.81	1.98	2.19	2.41	2.68	2.98	3.34	3.76	4.25	4.83	5.53	50
26	0.48	0.48	0.53	0.56	0.61	0.64	0.65	0.72	0.83	0.96	1.1	1.25	1.41	1.56	1.73	1.92	2.11	2.34	2.59	2.89	3.22	3.61	4.06	4.57	5.19	5.97	51
27	0.44	0.47	0.52	0.58	0.61	0.64	0.67	0.75	0.86	1	1.16	1.33	1.5	1.67	1.85	2.05	2.26	2.51	2.8	3.12	3.48	3.91	4.39	4.91	5.59	6.46	52
28	0.41	0.47	0.54	0.60	0.64	0.66	0.7	0.78	0.89	1.06	1.24	1.42	1.61	1.8	1.99	2.2	2.44	2.71	3.03	3.38	3.78	4.23	4.73	5.30	6.03	6.98	53
29	0.4	0.48	0.56	0.63	0.66	0.69	0.76	0.82	0.96	1.14	1.33	1.53	1.74	1.95	2.15	2.39	2.65	2.96	3.3	3.66	4.1	4.58	5.1	5.7	6.51	7.57	54
30	0.37	0.5	0.60	0.66	0.69	0.75	0.82	0.89	1.04	1.23	1.45	1.68	1.89	2.13	2.36	2.62	2.9	3.23	3.6	4.01	4.46	4.97	5.53	6.17	7.03	8.22	55
31	0.37	0.54	0.64	0.69	0.75	0.81	0.88	0.97	1.13	1.35	1.59	1.83	2.08	2.33	2.59	2.87	3.18	3.54	3.93	4.37	4.87	5.39	5.99	6.68	7.63	8.95	56
32	0.4	0.58	0.69	0.75	0.81	0.87	0.96	1.06	1.26	1.49	1.76	2.03	2.3	2.57	2.84	3.15	3.5	3.88	4.32	4.78	5.3	5.86	6.51	7.26	8.29	9.76	57
33	0.42	0.62	0.75	0.8	0.87	0.95	1.04	1.17	1.39	1.65	1.95	2.24	2.53	2.83	3.14	3.48	3.85	4.26	4.73	5.23	5.77	6.38	7.07	7.89	9.04	10.67	58
34	0.45	0.68	0.8	0.86	0.94	1.03	1.13	1.30	1.55	1.83	2.15	2.48	2.8	3.12	3.47	3.83	4.25	4.68	5.18	5.72	6.3	6.95	7.69	8.61	9.89	11.7	59
35	0.51	0.74	0.85	0.94	1.02	1.12	1.25	1.46	1.74	2.05	2.4	2.75	3.1	3.45	3.83	4.22	4.67	5.15	5.68	6.24	6.87	7.57	8.4	9.41	10.85	12.87	60
36	0.56	0.8	0.93	1.01	1.11	1.23	1.39	1.64	1.94	2.28	2.66	3.05	3.44	3.82	4.22	4.65	5.13	5.65	6.21	6.82	7.49	8.26	9.19	10.32	11.97	14.2	61
37	0.6	0.86	1	1.1	1.22	1.37	1.56	1.84	2.17	2.56	2.96	3.39	3.8	4.22	4.65	5.12	5.64	6.19	6.79	7.45	8.18	9.04	10.08	11.36	13.22	15.7	62
38	0.66	0.92	1.07	1.21	1.35	1.53	1.75	2.06	2.44	2.85	3.29	3.74	4.19	4.64	5.12	5.64	6.19	6.79	7.43	8.15	8.94	9.9	11.09	12.54	14.64	17.39	63
39	0.72	1	1.16	1.33	1.5	1.72	1.97	2.31	2.72	3.17	3.64	4.14	4.62	5.12	5.64	6.19	6.79	7.43	8.15	8.92	9.8	10.88	12.22	13.88	16.26	19.29	64
40	0.76	1.07	1.28	1.48	1.69	1.93	2.23	2.6	3.04	3.53	4.04	4.57	5.1	5.64	6.19	6.79	7.43	8.15	8.92	9.74	10.76	11.99	13.52	15.42	18.1	21.42	65
41	0.81	1.15	1.4	1.64	1.9	2.16	2.5	2.91	3.39	3.92	4.48	5.05	5.62	6.19	6.79	7.43	8.15	8.92	9.74	10.68	11.84	13.25	15.01	17.18	20.15	23.79	66
42	0.86	1.24	1.55	1.83	2.12	2.44	2.8	3.25	3.77	4.35	4.95	5.57	6.18	6.79	7.43	8.15	8.92	9.74	10.65	11.74	13.05	14.69	16.72	19.16	22.46	26.43	67
43	0.92	1.35	1.71	2.05	2.37	2.72	3.14	3.62	4.2	4.82	5.47	6.13	6.78	7.43	8.15	8.92	9.74	10.65	11.66	12.91	14.43	16.34	18.64	21.41	25.03	29.32	68
44	0.98	1.48	1.89	2.27	2.64	3.04	3.5	4.04	4.67	5.34	6.03	6.73	7.42	8.15	8.92	9.74	10.65	11.65	12.82	14.26	16.03	18.2	20.8	23.89	27.86	32.49	69
45	1.05	1.63	2.1	2.52	2.95	3.38	3.91	4.50	5.17	5.89	6.64	7.38	8.14	8.92	9.74	10.65	11.65	12.75	14.12	15.79	17.82	20.28	23.21	26.64	30.96	35.93	70
46	1.14	1.79	2.33	2.81	3.28	3.77	4.34	5	5.74	6.49	7.29	8.1	8.92	9.74	10.65	11.65	12.75	14.01	15.61	17.52	19.83	22.61	25.88	29.67	34.33	39.65	71
47	1.24	1.97	2.58	3.12	3.63	4.19	4.82	5.53	6.33	7.17	8.01	8.87	9.74	10.65	11.65	12.75	13.97	15.47	17.28	19.47	22.08	25.18	28.8	32.96	37.97	43.62	72
48	1.35	2.18	2.84	3.45	4.03	4.66	5.35	6.14	6.98	7.89	8.79	9.71	10.65	11.65	12.75	13.95	15.37	17.08	19.15	21.64	24.57	28.01	31.99	36.52	41.88	47.87	73
49	1.47	2.39	3.15	3.81	4.47	5.16	5.93	6.79	7.7	8.67	9.64	10.63	11.65	12.75	13.94	15.31	16.95	18.9	21.24	24.02	27.31	31.11	35.45	40.34	46.05	52.38	74
50	1.61	2.63	3.48	4.21	4.94	5.72	6.56	7.49	8.48	9.52	10.56	11.64	12.74	13.94	15.27	16.84	18.71	20.92	23.56	26.67	30.3	34.47	39.15	44.43	50.47	57.15	75
51	1.78	2.91	3.83	4.65	5.46	6.33	7.26	8.26	9.34	10.45	11.57	12.73	13.94	15.27	16.78	18.56	20.66	23.18	26.13	29.59	33.55	38.07	43.12	48.75	55.15	62.19	76
52	1.97	3.2	4.2	5.12	6.04	7	8.02	9.11	10.26	11.45	12.67	13.93	15.26	16.75	18.48	20.47	22.86	25.67	28.95	32.76	37.07	41.93	47.34	53.32	60.08	67.5	77
53	2.19	3.5	4.62	5.64	6.66	7.72	8.85	10.02	11.27	12.55	13.88	15.25	16.74	18.41	20.34	22.6	25.29	28.41	32.04	36.18	40.84	46.03	51.78	58.14	65.23	73.07	78
54	2.42	3.84	5.06	6.21	7.33	8.52	9.74	11.03	12.38	13.76	15.2	16.71	18.37	20.25	22.42	24.97	27.95	31.41	35.39	39.86	44.85	50.37	56.45	63.18	70.65	78.91	79
55	2.68	4.21	5.55	6.83	8.08	9.38	10.72	12.13	13.59	15.07	16.65	18.32	20.18	22.28	24.73	27.57	30.88	34.68	38.98	43.78	49.1	54.95	61.36	68.45	76.32	85.25	80
56	2.97	4.62	6.1	7.51	8.91	10.32	11.81	13.32	14.89	16.52	18.25	20.1	22.18	24.53	27.27	30.43	34.07	38.2	42.84	47.96	53.61	59.78	66.53	73.98	82.44	92.14	81
57	3.27	5.07	6.7	8.26	9.81	11.35	12.98	14.62	16.32	18.11	20.01	22.06	24.38	27.02	30.06	33.55	37.53	41.99	46.95	52.39	58.36	64.83	71.94	79.93	89.08	99.44	82
58	3.6	5.58	7.36	9.07	10.77	12.47	14.23	16.03	17.89	19.83	21.92	24.22	26.81	29.74	33.11	36.94	41.27	46.06	51.32	57.08	63.35	70.15	77.78	86.38	96.1	107.16	83

	2008 VBT UNISEX SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
59	3.97	6.12	8.08	9.97	11.83	13.71	15.6	17.57	19.59	21.72	24.04	26.59	29.46	32.71	36.42	40.6	45.25	50.37	55.96	62.02	68.58	75.88	84.06	93.18	103.51	115.86	84
60	4.37	6.7	8.87	10.96	12.99	15.03	17.11	19.23	21.43	23.79	26.35	29.16	32.35	35.94	39.99	44.52	49.51	54.96	60.85	67.22	74.27	82.1	90.73	100.35	112.2	125.85	85
61	4.81	7.36	9.75	12.03	14.24	16.46	18.71	21.02	23.44	26.03	28.85	31.98	35.49	39.43	43.84	48.72	54.05	59.82	66.03	72.87	80.44	88.69	97.77	109.06	122.58	136.84	86
62	5.29	8.09	10.72	13.19	15.6	18.02	20.44	22.97	25.61	28.46	31.57	35.04	38.90	43.21	47.97	53.21	58.86	64.96	71.66	79.01	86.96	95.63	106.58	119.79	134.06	149.03	87
63	5.83	8.92	11.76	14.44	17.08	19.68	22.31	25.07	27.96	31.08	34.53	38.34	42.56	47.26	52.40	57.98	63.99	70.58	77.77	85.51	93.88	104.54	117.67	131.69	146.84	162.64	88
64	6.44	9.79	12.89	15.81	18.65	21.46	24.33	27.3	30.48	33.92	37.71	41.88	46.51	51.6	57.11	63.06	69.58	76.7	84.27	92.42	102.91	115.91	129.94	144.99	161.15	177.31	89
65	7.11	10.76	14.12	17.28	20.33	23.38	26.48	29.72	33.2	36.97	41.14	45.7	50.75	56.23	62.13	68.61	75.67	83.21	91.2	101.54	114.54	128.51	143.68	159.92	176.72	193.27	90
66	7.84	11.82	15.44	18.84	22.14	25.43	28.78	32.34	36.12	40.27	44.84	49.83	55.29	61.19	67.64	74.69	82.18	90.12	100.42	113.37	127.39	142.61	159.11	176.26	193.27	210.59	91
67	8.66	12.96	16.85	20.52	24.05	27.6	31.25	35.12	39.27	43.83	48.81	54.25	60.15	66.64	73.69	81.19	89.13	99.42	112.44	126.45	141.8	158.47	175.97	193.27	210.59	228.42	92
68	9.57	14.19	18.37	22.28	26.09	29.92	33.89	38.11	42.66	47.65	53.1	59	65.5	72.63	80.17	88.13	98.53	111.61	125.72	141.13	157.99	175.75	193.27	210.59	228.42	246.11	93
69	10.56	15.51	19.98	24.17	28.26	32.39	36.71	41.31	46.31	51.76	57.7	64.24	71.41	79.03	87.1	97.64	110.88	125.08	140.62	157.63	175.61	193.27	210.59	228.42	246.11	262.1	94
70	11.62	16.91	21.66	26.16	30.55	35.03	39.73	44.77	50.25	56.19	62.78	70.03	77.77	85.95	96.70	110.18	124.51	140.19	157.37	175.49	193.27	210.59	228.42	246.11	262.1	277.11	95
71	12.76	18.37	23.45	28.26	32.99	37.85	42.98	48.51	54.49	61.11	68.42	76.27	84.61	95.62	109.42	123.97	139.8	157.16	175.45	193.27	210.59	228.42	246.11	262.1	277.11	292.43	96
72	13.93	19.9	25.31	30.47	35.58	40.87	46.48	52.53	59.21	66.59	74.52	83.02	94.35	108.51	123.38	139.43	156.98	175.39	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	97
73	15.14	21.48	27.26	32.79	38.34	44.12	50.25	57	64.46	72.51	81.14	92.83	107.46	122.69	139.04	156.79	175.35	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	98
74	16.40	23.1	29.29	35.25	41.29	47.6	54.45	61.98	70.15	78.91	90.99	106.17	121.85	138.55	156.61	175.32	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	99
75	17.68	24.79	31.41	37.85	44.43	51.44	59.1	67.38	76.31	88.82	104.6	120.85	137.96	156.33	175.26	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	100
76	18.96	26.53	33.62	40.62	47.90	55.72	64.14	73.23	86.25	102.75	119.58	137.23	155.98	175.18	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	101
77	20.26	28.3	35.96	43.66	51.75	60.35	69.61	83.2	100.52	118.06	136.28	155.52	175.06	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	102
78	21.57	30.15	38.5	46.99	55.89	65.37	79.59	97.87	116.19	135.13	154.9	174.89	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	103
79	22.91	32.16	41.29	50.6	60.37	75.36	94.7	113.98	133.7	154.14	174.65	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	104
80	24.32	34.34	44.27	54.48	70.39	91.01	111.34	131.98	153.2	174.35	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	105
81	25.84	36.64	47.46	64.56	86.67	108.24	129.94	152.05	173.99	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	106
82	27.44	39.13	57.69	81.62	104.6	127.53	150.66	173.54	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	107
83	29.14	45.16	75.71	100.37	124.71	149.05	173.01	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	108
84	30.97	55.18	95.51	121.46	147.19	172.38	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	109
85	32.95	66.25	117.78	145.09	171.68	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	110
86	35.11	78.73	142.72	170.88	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	111
87	37.47	92.69	170.02	193.27	210.59	228.42	246.11	262.10	277.11	292.43	309.52	330.20	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	450.00	112
88	40.04	100.75	193.27	210.59	228.42	246.11	262.10	277.11	292.43	309.52	330.20	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	113
89	42.90	108.91	210.59	228.42	246.11	262.10	277.11	292.43	309.52	330.20	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	450.00	114
90	46.11	146.67	228.42	246.11	262.10	277.11	292.43	309.52	330.20	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

Exhibit D

The Company's Retention Limits
Life:

The Company will retain its Retention Limit, as stated below.

Issue Ages	Standard - Table 4	Table 5 - Table 6	Table 7 - Table 16
0 - 69	$2,000,000	$2,000,000	$2,000,000
70 - 75	$2,000,000	$2,000,000	$2,000,000
76 - 80	$2,000,000	$2,000,000	$2,000,000
81 - 85	$2,000,000	$2,000,000	$2,000,000
86 - 90	$2,000,000	$2,000,000	$2,000,000

It is understood that the amount retained by the Company includes its retention under any in force policies without the benefit of other reinsurance.

The Company’s retention amounts apply to Life and ADB separately.

Risk Retention:

The Company will retain a constant amount of the net amount at risk on a policy. Any change in the net amount at risk due to changes in the cash value applicable to the policy will be allocated to the reinsurers.

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit E

Automatic Issue and Acceptance Limits

The total Automatic Issue Amounts available to the Company on a per life basis, including amounts retained by the Company and all automatic reinsurance, will be as follows:

Issue Ages	Standard - Table 4	Table 5 - Table 6	Table 7 - Table 16
0 - 69	$47,000,000	$37,000,000	$22,000,000
70 - 75	$32,000,000	$32,000,000	$17,000,000
76 - 80	$22,000,000	$17,000,000	$12,000,000
81 - 85	$7,000,000	$2,000,000	$2,000,000
86 - 90	$2,000,000	$2,000,000	$2,000,000

The Reinsurer will automatically accept 50% of the excess over the Company’s Retention, as specified in Exhibit D, not to exceed the following limits on a per life basis:

Issue Ages	Standard - Table 4	Table 5 - Table 6	Table 7 - Table 16
0 - 69	$22,500,000	$17,500,000	$10,000,000
70 - 75	$15,000,000	$15,000,000	$7,500,000
76 - 80	$10,000,000	$7,500,000	$5,000,000
81 - 85	$2,500,000	$0	$0
86 - 90	$0	$0	$0

For the purpose of determining the Automatic Acceptance Limit in the above table, flat extra ratings are converted at a rate of one table (25%) for each $2.50 per thousand charged through age 70, and $5.00 per thousand ages 71 and up, and added to any multiple ratings.

In Force Limits: In force and applied for on any one life:

Issue Ages	Standard - Table 4	Table 5 - Table 16
0 - 75	$65,000,000	$65,000,000
76 - 80	$40,000,000	$40,000,000
81 - 85	$30,000,000	$0
86 - 90	$0	$0

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Waiver of Premium: Not applicable

Accidental Death: Not applicable

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit E

Conditional Receipt or Temporary Insurance Agreement Liability

The amount of coverage provided by the Reinsurer under a Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement will not exceed the lesser of:

1.	The Reinsurer's share, as stated in Exhibit A, of $1,000,000 or

2.	The Reinsurer’s Automatic Acceptance Limits; or

3.
The Reinsurer's share of the difference between the amount of insurance provided by the Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement and the Company's maximum Retention Limit assuming the life had been underwritten as standard. The Company's Retention Limit will include any amounts retained under any inforce policies on the life.

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit F

Reinsurance Reports

The Company acknowledges that timely and correct compliance with the reporting requirements of this Agreement are a material element of the Company’s responsibilities hereunder and an important basis of the Reinsurer’s ability to reinsure the risks hereunder. Consistent and material non-compliance with reporting requirements, including extended delays, will constitute a material breach of the terms of this Agreement.

Remittance The Company will self-administer reinsurance transactions. Reinsurance premiums are payable as specified in the Premium Mode provision of in the applicable Exhibit. During each accounting period, as defined below, the Company will report to the Reinsurer all first year and renewal premiums which became due during the previous accounting period. Reporting of business transactions should begin within 90 days of the latter of the effective date or the execution date of the Agreement, including policies with zero first year premium. Any adjustments made necessary by changes in reinsurance effective during a previous accounting period will also be reported.

The Company will take credit, without interest, for any unearned premiums arising due to reductions, cancellations or death claims. The unearned premiums refunded will be net of allowances and policy fees.

The Company will pay the balance of premiums in arrears due under a reinstated Reinsured Policy.

If a net balance is due to the Reinsurer, the Company will forward a remittance in settlement with its report. If the net balance is due to the Company, the Reinsurer will forward a remittance in settlement within 30 days of receipt of the report.

Report Requirements:

The Company will send to the Reinsurer the following reports electronically, by the times indicated below:

Report                    Accounting Period            Due Date
1.    New Business                     Monthly        21st day after month end
(New issues only- first time
policy reported to the Reinsurer)

2.    Renewal Business                Monthly        21st day after month end
(Policies with renewal dates
within Accounting Period)

3.    Changes & Terminations            Monthly        21st day after month end
(including conversions, replacements
reinstatements, increases, decreases,

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

recaptures, lapses, claims, etc.)

4.    Inforce List                    Quarterly        21st day after quarter end
(Listing of each policy in force)

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit F

5.    Accounting Information                Monthly        21st day after month end
(only required for Paper Reporting)
(See Exhibit F-1 for Sample
Summary Reporting Form, Section I)

6.    Statutory Reserves                Quarterly        21st day after quarter end
(See Exhibit F-1 for Sample
Summary Reporting Form, Section II)

7.    Policy Exhibit                    Monthly        21st day after month end
(only required for Paper Reporting)
(See Exhibit F-1 for Sample
Summary Reporting Form, Section III)

8.    Valuation Reserve                Annually        October 31st
Certification
(See Exhibit F-2 for Sample)

9.    Tax Reserve Certification            Annually        June 1st
(See Exhibit F-3 for Sample)

Minimum Data Requirements for Electronic Administration:

Policy record details for new business, renewal business and changes and terminations (Reports #1, 2 and 3 in Report Requirements, above) may be reported as separate reports or combined into one report, hereinafter referred to as the Billings and Transactions Report. Nonetheless, the data elements specified below for the Billings and Transactions Report must be provided for each reported record.

Billings and Transactions Report:

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

General
Reporting Period Dates	Specifies the beginning and ending date of the reporting period represented on the statement file.
Insured Data
Last Name	Represents the surname or family name of the insured; must be specified for each insured on joint policy types; name fields are required to be parsed out into these listed components
First Name	Represents the given name of the insured; must be specified for each insured on joint policy types; name fields are required to be parsed out into these listed components.
Middle Name or Middle Initial (if available)	Represents the middle name of the insured; must be specified for each insured on joint policy types; name fields are required to be parsed out into these listed components.
Date of Birth	Specifies the date on which the insured was born; this field must be provided on each insured on a joint policy.

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit F

Sex	Indicates the gender of the insured; this field must be provided on each insured on a joint policy.
Tobacco Use Code	Indicates whether the insured is a smoker or user of tobacco products.
Rating	Indicates whether the insured is standard, substandard, or uninsurable.
Residence	State, province, or other geographical code that indicates where the insured resides.
Insured Sequence Number	Specifies the number assigned by the ceding company to delineate one insured from another on a policy with multiple insureds.

Coverage Data
Currency	Indicates the currency to be applied in calculating monetary amounts, if currency within this treaty is a variable on a by policy basis.
Reinsurance Method	Indicates whether the policy is being ceded on an automatic or facultative basis.
Policy Number	Specifies the number assigned by the ceding company to the policy record.
Coverage Sequence Number	Specifies the number assigned by the ceding company to delineate one coverage or benefit from another on a policy with multiple coverages or benefits.
Issue Date	The date the policy or benefit was issued.
Reinsurance Effective Date (if different than issue date)
Specifies the date upon which the reinsurance coverage goes into effect, if it goes into effect on a date other than the issue date. Can also be used to specify the original Policy Issue Date on a contractual policy conversion.

Plan Code	Specifies the plan of insurance being provided to the insured; there must be a separate plan code for each coverage.
Joint Life Indicator	Indicates that the coverage is a joint coverage and that multiple lives are involved with the coverage.
Smoker Code	Indicates that the coverage has been issued at either non-smoker or smoker rates.
Preferred Risk Class
Indicates the level of classification between the preferred and standard categories; there may be more than one level of the preferred classification available, and this will indicate the specific level for this policy.

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Mortality Rating	Specifies the exact rating assigned to the policy; premium rates will be based on this rating; this rating is generally expressed as a percentage.
Flat Extra Rate	Specifies a flat rate per thousand to be charged on the policy.
Flat Extra Duration	Specifies the number of years that the flat extra rating will be charged.

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit F

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Direct Face Amount	Specifies the face amount of the benefit issued to the insured before the purchase of any reinsurance.
Reinsured Face Amount	Specifies the face amount of the reinsurance purchased.
Reinsured Amount at Risk	Specifies the net amount at risk for the current year's reinsurance benefits.
Death Benefit Option	Specifies the option used to calculate the policy net amount at risk on Universal Life products, only.
Coverage Maturity or Expiry Date	Specifies the date on which the insurance coverage will cease, based on the type of plan issued to the insured.
Issue Age	From date of issue, the age at which premiums will be charged when the case does not use a rated age.
Rated Age	From the date of issue, the age at which premiums will be charged when the age is increased for substandard reasons, or when the age is an equivalent age for joint products.
Transaction Code	Indicates the specific action that has occurred to cause a policy to appear on the billing or transaction report, such as New Business, Renewal, Lapse, Death etc.
Transaction Effective Date	Specifies the date on which the transaction is applied to the insured's policy.
Standard Premium	The premium to be paid for the reinsured benefit; this must be specified for each benefit provided on a policy record.
Substandard Premium
In the event that a mortality rating has been assigned, this is the substandard portion of the premium to be paid for the reinsured benefit; this must be specified for each benefit provided on a policy record.

Flat Extra Premium	The premium to be paid the reinsurer for any flat extra premiums assigned to the policy.
Fees	Any additional fees to be charged, such as policy fees
Standard Allowance	The allowance to be taken for the reinsured benefit; this must be specified for each benefit provided on a policy record.
Substandard Allowance
In the event that a mortality rating has been assigned, this is the portion of the allowance to be taken for the substandard premium; this must be specified for each benefit provided on a policy record.

Flat Extra Allowance
In the event a flat extra rating has been assigned to the policy, this is the portion of the allowance to be taken on the flat extra premium; this must be specified for each flat extra premium provided on a policy record.

Fee Allowance	The allowance to be taken for any fees paid on the record.

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit F

Inforce List:

As required, a complete listing of all policy records considered to be in force under this Agreement must also be provided to the Reinsurer (Report #4 in Report Requirements, above). Each record on the Inforce List must contain data elements 1-30, as specified in the above listing of data requirements.

Reporting System: The system used by the Company to administer its reinsurance is:     TAI

The Company will inform the Reinsurer at least one reporting period in advance of any change in the reporting format or data prior to its use in reports to the Reinsurer. The Company will provide the Reinsurer with a test file containing such a change prior to its implementation in the production of reports.

Notification of Acceptance of Facultative Offer: The Company will promptly advise the Reinsurer of its acceptance of the Reinsurer’s underwriting decision pertaining to facultative business by sending notice to the Reinsurer on the next New Business Report, providing the full details of the facultative new business.

Additional Information: Upon request, the Company will promptly provide the Reinsurer with any additional information related to the Reinsured Policies and which the Reinsurer requires in order to complete its financial statements.

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit F-1
Swiss Re Life & Health America Inc.
SELF ADMINISTERED REINSURANCE SUMMARY REPORTING FORM
Ceding Company         Reinsurer

Treaty/Account #         Period Experience is for
Coin ____ YRT ____ Mod Co____ Other ____
Reinsurance Premium Mode: Monthly____ Quarterly ____ Annual ____ In Advance ____ In Arrears ____

Reinsurance Reporting Mode: Monthly ____ Quarterly ____ Annual ____
Contact
Date
Interest Sensitive: Yes ____ No ____
Phone #

SECTION I - ACCOUNTING
		* * Premiums * *		* * Allowances Other* *
		First Year	Renewal Year	First Year	Renewal Year Benefit		Total
Life
ADB
Waiver of Premium
TOTAL
SECTION II - RESERVE INFORMATION
Amount of Rein (000)		Issue	Reserves Reinsured
Life	ADB	Year	Life	ADB	Waiver	Subst'd	Deficiency

SECTION III - POLICY EXHIBIT INFORMATION
			Current Period			Year to Date
			No. of Policies	Amt of * Rein (000)		No. of Policies	Amt. of * Rein (000)
A. In force Beg. of Period					A.
1. New Business Auto					1.Auto
Fac					Fac

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

2. Conversions/Replacements - On	2.
3. Reinstatements	3.
4. Other Increases	4.
5. Not Takens a) Total Inc (1+2+3+4-5)	5. a) 6.
6. Death
7. Conversions/Replacements - Off	7.
8. Lapses	8.
9. Surrenders	9.
10. Expiry	10.
11. Recapture	11.
12. Other Decreases	12.
b) Total Dec (6+7+8+9+10+11+12)	b)
B. In force End of Period (A+a-b)	B.
Exhibit F-2

Valuation Reserve for Self-Administered Business Ceded to Swiss Re Life & Health America Inc. from Allstate Assurance Company

In force and Reserves at         201x:

Plan:                            Type: SM/NSM/AGGR/TOTAL

In force Reinsured Amount:    _____________

In force Number of Reinsured Policies:_____________

Valuation Reserve as at         201x:

Reserve        Reserve Basis
Type                                Amount ($)        (Table, interest
rate and method)

Active Life Reserve
Unearned Premium Reserve
Disabled Life Reserve

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Liability for Incurred But Not Reported Claims (IBNR)
Liability for Due and Unpaid Claims
Liability for claims in Course of Settlement
Other** (specify)
Total

**If credit for deficiency reserves is being taken, please specify under "other".

As the valuation actuary of the above named company I certify that the information above is correct as shown. *
Name:
Signature:
Actuarial Designation:
Title:
Date:

* Required only for Year End Valuation Reserves.

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Exhibit F-3

Tax Reserve Certification for Self Administered Business Ceded to Swiss Re Life & Health America Inc. from Allstate Assurance Company

In force and Reserves at December 31, 201x:

Plan:                            Type: SM/NSM/AGGR/TOTAL

In force Reinsured Amount:    _____________

In force Number of Reinsured Policies:_____________

Tax Reserve as at December 31, 201x:

Reserve        Reserve Basis
Type                                Amount ($)        (Table, interest
rate and method)

Active Life Reserve
Unearned Premium Reserve
Disabled Life Reserve
Liability for Incurred But Not Reported Claims (IBNR)
Liability for Due and Unpaid Claims
Liability for Claims in Course of Settlement
Other** (specify)
Total

**If credit for deficiency reserves is being taken, please specify under "other".

As the valuation actuary of the above named company I certify that the information above is correct as shown.
Name:
Signature:
Actuarial Designation:
Title:
Date:

I613893US-15 (04-01-2015)
(QT 09752US14 and QT 10794US15)

Amendment No. 1 to YRT Reinsurance Agreement I613893US-15 effective April 1, 2015 between ALLSTATE ASSURANCE COMPANY of Northbrook, Illinois (“the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri ("the Reinsurer").

Effective July 1, 2017, Exhibit A, Business Covered and Exhibit C-2, Rates and Terms are replaced with the attached Exhibit A, Business Covered and Exhibit C-2, Rates and Terms in order to document reinsurance coverage for the Company's FutureVest VUL Plan.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

A1-I613893US-15 (07-01-2017)                                        Page 1
(QT 14011US16)

Exhibit A
(Effective July 1, 2017)

Business Covered

Agreement Effective Date:

April 1, 2015. The commencement dates for specific plans are shown below.

Coverage:

The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States and its territories, or legal permanent residents thereof, or foreign residents as specified in Exhibit A-3. Policies may be backdated up to 6 months to save age.

Basis:

50% of the excess over the Company’s retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z inclusive.

Company’s State of Domicile: Illinois

Plans, Riders and Benefits:

Plan                Exhibit Reference            Commencement    Termination
Identification            for Rates                Date            Date

TrueFit Level Term
T10 - T12            C-1                    April 1, 2015        May 15, 2016
T13 - T17            C-1                    April 1, 2015        May 15, 2016
T18 - T22            C-1                    April 1, 2015        May 15, 2016
T23 - T27            C-1                    April 1, 2015        May 15, 2016
T28 - T30            C-1                    April 1, 2015        May 15, 2016
2016 TrueFit Level Term
T10 - T12            C-1                    May 16, 2016
T13 - T17            C-1                    May 16, 2016
T18 - T22            C-1                    May 16, 2016
T23 - T27            C-1                    May 16, 2016
T28 - T30            C-1                    May 16, 2016

A1-I613893US-15 (07-01-2017)                                        Page 2
(QT 14011US16)

The Termination Date and the Commencement Date for 2016 TrueFit Level Term are based on the policy's application date as shown above.

Primary Insured
Term Rider            C-1                    April 1, 2015
Additional Insured Rider    C-1                    April 1, 2015

A1-I613893US-15 (07-01-2017)                                        Page 3
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Exhibit A

Plan                Exhibit Reference        Commencement    Termination
Identification            for Rates            Date            Date

Universal Life
Lifetime UL            C-2                April 1, 2015
FutureBuilder UL        C-2                April 1, 2015
FutureGrowth IUL        C-2                April 1, 2015

Primary Insured Term
Rider                C-2                April 1, 2015
Additional Insured Rider    C-2                April 1, 2015

Variable Universal Life
FutureVest            C-2                July 1, 2017

A1-I613893US-15 (07-01-2017)                                        Page 4
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Exhibit C-2
(Effective July 1, 2017)

Rates and Terms for Lifetime UL, FutureBuilder UL, FutureGrowth IUL, and FutureVest VUL Plans

1.	Reinsurance Structure: YRT

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Annual in advance

4.	Billing Frequency: Monthly

5.	Premiums:
Basic Premiums:

The Company will pay to the Reinsurer a basic premium calculated by multiplying the net amount at risk of the Reinsured Policy, as defined in the Net Amounts At Risk provision of this Exhibit, by the appropriate rate from the 2008 VBT ALB S&U rates which have been included at the end of this Exhibit, subject to the percentages shown below. The Company will continue to pay the appropriate premium to the Reinsurer as long as the Reinsured Policy is in force.

The following percentages will be applied to the reinsurance premiums payable hereunder:

First Year: 0%

Renewal Years:

		Risk Class	Duration 2-20				Duration 21+
Gender**	Tobacco		0-39	40-59*	60-69	70-80	0-39	40-59*	60-69	70-80
Female	NT	Residual	115%	102%	88%	90%	92%	80%	67%	59%
	NT	Preferred	97%	83%	72%	70%	78%	65%	55%	46%
	NT	Pref Elite	71%	69%	N/A	N/A	57%	54%	N/A	N/A
	TB	Residual	122%	106%	89%	84%	98%	83%	68%	55%
	TB	Preferred	103%	88%	75%	73%	82%	69%	57%	48%
Male	NT	Residual	112%	102%	86%	88%	90%	80%	65%	58%
	NT	Preferred	94%	81%	68%	68%	75%	63%	52%	45%
	NT	Pref Elite	71%	70%	N/A	N/A	57%	55%	N/A	N/A
	TB	Residual	120%	103%	86%	81%	96%	80%	65%	53%
	TB	Preferred	99%	86%	71%	71%	79%	67%	54%	47%

A1-I613893US-15 (07-01-2017)                                        Page 5
(QT 14011US16)

*	For Preferred Elite, issue age 60 (the maximum issue age for that risk class), please use the age 40-59 rate.

**
For policies issued on a unisex basis, please use a weighted average of 80% of the applicable male rate and 20% of the applicable female rate, as specified in the 2008 VBT Unisex rates which have been included at the end of this Exhibit.

A1-I613893US-15 (07-01-2017)                                        Page 6
(QT 14011US16)

Exhibit C-2

Table Extra Premiums/Multiple Extra Premiums:

The Reinsurer shall receive its proportionate share of any extra premiums payable due to additional mortality risk.

Table extra premiums are equal to 22.5% of the Standard Non-Nicotine or Standard Nicotine premiums for each assessed table of extra mortality. Where a fractional rating is determined, the multiple extra rating is rounded down to the next lowest whole number for the purposes of calculating the reinsurance premium.

Supplementary Riders:

For the Primary Insured Term rider and the Additional Insured rider specified in Exhibit A which are reinsured on a YRT basis, the same basic premium the Company pays the Reinsurer, as developed above, will apply.

6.	Other Allowances:

On Multiple Extra Premiums: Not applicable

On Supplementary Riders: Not applicable

On Flat Extra Premiums: When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 100% of the gross flat extra charged by the Company will be made in the first year and an allowance of 10% in each year thereafter.

7.	Policy Fee: There is no policy fee applicable.

8.
Reinsured Net Amounts At Risk: For Variable Benefit Plans, the reinsured net amount at risk will be the difference between the reinsured face amount and the account value applicable to the face amount of the policy. The reinsured face amount is the initial amount reinsured under this Agreement or as reset by subsequent scheduled or fully underwritten increases. For reinsured net amount at risk purposes, the account value is that which is in effect for each reinsurance premium accounting period.

For Universal Life type plans, if the death benefit is Option A, the reinsured net amount at risk will be the difference between the reinsured death benefit and the account values applicable to the face amount of the policy. If the death benefit is Option B, the reinsured net amount at risk will be the reinsured death benefit.

Fluctuations in the amount at risk caused by the normal workings of the cash value fund in Universal Life type plans will be shared by the Company and the Reinsurer using the same retention method as for the base policy.

A1-I613893US-15 (07-01-2017)                                        Page 7
(QT 14011US16)

Exhibit C-2

9.	Rate Basis: The rates in this subsection are on a non-participating basis.

10.
Rate Guarantee: The reinsurance rates set out in this Exhibit are guaranteed for the first policy year. In subsequent policy years, the Reinsurer reserves the right to increase the premiums for reinsurance but not above the statutory net valuation premium applicable to the Reinsured Policies after increase.

If the Reinsurer exercises its right to increase reinsurance premiums under this Agreement in an amount greater than a retail premium rate increase implemented by the Company for the Reinsured Policies, the Company may recapture all of the Reinsured Policies on which reinsurance rates have been increased regardless of the Reinsured Policies’ duration in force. The Company must provide written notice of its election to recapture prior to the effective date of the reinsurance rate increase. Any such recapture shall be effective on the effective date of the reinsurance rate increase. If the Company elects to recapture reinsurance under this provision, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance.

11.	Deficiency Reserves: No deficiency reserves will be held by the Reinsurer for the Reinsured Policies.

12.	Minimum Recapture Period: 20 years and contingent upon an increase in the Company's maximum limits of corporate retention.

13.	YRT Rates For Conversions: Not applicable

14.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim, but the Reinsurer’s share exceeds $1,000,000; or

b)	The death occurs outside of the United States or Canada, and the Reinsurer’s share exceeds $1,000,000; or

a)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead, and the Reinsurer’s share exceeds $0; or

b)	The Company does not obtain a certified death certificate.

If the Reinsurer discovers that the Company’s claims paying practices and procedures differ materially from those performed at the inception of the Agreement or from the Business Guidelines, then, in addition to any other remedies, the Reinsurer may, with 30 days’ written notice, adjust the threshold amounts specified above.

15.	Special Conditions: None

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26

A1-I613893US-15 (07-01-2017)                                        Page 8
(QT 14011US16)

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.20	0.23	0.24	0.24	0.24	0.24	0.24	0.25	0.26	0.26	0.27	0.28	0.30	0.32	0.35	0.39	0.44	0.49	0.55	0.59	0.64	0.68	0.73	0.78	0.83	0.90	43
19	0.19	0.22	0.23	0.23	0.23	0.23	0.24	0.25	0.26	0.27	0.28	0.29	0.31	0.34	0.37	0.42	0.47	0.53	0.59	0.64	0.68	0.73	0.78	0.83	0.89	0.96	44
20	0.18	0.21	0.22	0.22	0.22	0.22	0.23	0.24	0.26	0.27	0.29	0.30	0.33	0.36	0.40	0.45	0.50	0.57	0.63	0.68	0.73	0.77	0.82	0.89	0.96	1.05	45
21	0.16	0.20	0.21	0.21	0.21	0.22	0.23	0.25	0.26	0.28	0.30	0.32	0.35	0.38	0.42	0.47	0.54	0.61	0.67	0.72	0.77	0.82	0.88	0.95	1.05	1.18	46
22	0.15	0.19	0.20	0.21	0.21	0.22	0.23	0.25	0.27	0.29	0.31	0.34	0.37	0.40	0.44	0.50	0.57	0.64	0.71	0.77	0.82	0.88	0.94	1.04	1.17	1.33	47
23	0.14	0.18	0.20	0.20	0.21	0.22	0.23	0.26	0.28	0.31	0.33	0.36	0.39	0.42	0.47	0.53	0.60	0.68	0.75	0.81	0.87	0.94	1.03	1.16	1.32	1.50	48
24	0.13	0.17	0.19	0.20	0.21	0.22	0.24	0.26	0.30	0.33	0.35	0.37	0.41	0.44	0.49	0.56	0.64	0.72	0.80	0.87	0.93	1.02	1.15	1.31	1.49	1.68	49
25	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.27	0.31	0.34	0.36	0.39	0.42	0.46	0.52	0.60	0.68	0.76	0.84	0.93	1.01	1.11	1.25	1.42	1.63	1.87	50
26	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.28	0.32	0.35	0.38	0.41	0.45	0.50	0.56	0.64	0.72	0.81	0.90	0.99	1.08	1.19	1.34	1.52	1.76	2.07	51
27	0.12	0.16	0.19	0.20	0.21	0.22	0.25	0.29	0.33	0.37	0.40	0.44	0.49	0.54	0.61	0.69	0.78	0.87	0.96	1.05	1.16	1.29	1.46	1.66	1.92	2.28	52
28	0.12	0.17	0.19	0.20	0.21	0.23	0.26	0.31	0.35	0.39	0.43	0.48	0.53	0.59	0.67	0.75	0.84	0.93	1.03	1.13	1.25	1.39	1.58	1.80	2.10	2.50	53
29	0.12	0.17	0.19	0.21	0.22	0.25	0.28	0.33	0.37	0.42	0.47	0.52	0.58	0.65	0.73	0.81	0.90	1.00	1.11	1.22	1.35	1.51	1.71	1.96	2.29	2.72	54
30	0.13	0.18	0.20	0.22	0.23	0.26	0.30	0.35	0.40	0.46	0.51	0.57	0.64	0.71	0.80	0.89	0.98	1.08	1.19	1.32	1.46	1.63	1.85	2.13	2.49	2.96	55
31	0.13	0.18	0.21	0.23	0.25	0.28	0.33	0.38	0.44	0.50	0.56	0.63	0.70	0.79	0.88	0.97	1.07	1.18	1.29	1.43	1.58	1.77	2.01	2.31	2.70	3.22	56
32	0.14	0.19	0.22	0.24	0.26	0.30	0.35	0.42	0.48	0.54	0.62	0.69	0.78	0.87	0.96	1.06	1.17	1.28	1.40	1.55	1.72	1.92	2.18	2.51	2.94	3.49	57
33	0.14	0.20	0.23	0.25	0.28	0.33	0.39	0.46	0.52	0.60	0.68	0.76	0.86	0.95	1.06	1.16	1.27	1.39	1.52	1.68	1.86	2.08	2.36	2.72	3.19	3.79	58
34	0.15	0.21	0.24	0.26	0.31	0.36	0.43	0.50	0.57	0.66	0.74	0.84	0.94	1.05	1.16	1.27	1.39	1.51	1.66	1.82	2.02	2.26	2.56	2.95	3.46	4.12	59
35	0.16	0.22	0.25	0.28	0.33	0.40	0.47	0.54	0.63	0.72	0.82	0.93	1.04	1.15	1.27	1.39	1.51	1.65	1.80	1.98	2.20	2.46	2.78	3.21	3.77	4.49	60
36	0.17	0.23	0.26	0.30	0.36	0.44	0.51	0.59	0.69	0.79	0.90	1.03	1.14	1.27	1.39	1.51	1.65	1.80	1.96	2.16	2.38	2.67	3.03	3.50	4.11	4.89	61
37	0.18	0.24	0.27	0.32	0.40	0.48	0.56	0.65	0.75	0.87	1.00	1.13	1.25	1.39	1.51	1.65	1.80	1.96	2.14	2.34	2.59	2.90	3.30	3.83	4.50	5.35	62
38	0.19	0.25	0.28	0.35	0.44	0.52	0.61	0.71	0.83	0.95	1.10	1.23	1.37	1.51	1.65	1.80	1.96	2.13	2.32	2.54	2.82	3.17	3.61	4.19	4.94	5.87	63
39	0.20	0.26	0.30	0.39	0.48	0.57	0.67	0.78	0.91	1.05	1.20	1.35	1.50	1.65	1.80	1.96	2.12	2.31	2.52	2.76	3.07	3.46	3.96	4.61	5.44	6.47	64
40	0.21	0.27	0.32	0.42	0.52	0.62	0.73	0.85	0.99	1.15	1.31	1.47	1.63	1.79	1.96	2.12	2.30	2.51	2.74	3.01	3.35	3.79	4.36	5.09	6.01	7.15	65
41	0.22	0.28	0.35	0.46	0.57	0.68	0.79	0.93	1.08	1.25	1.43	1.60	1.77	1.94	2.12	2.30	2.50	2.72	2.97	3.28	3.67	4.17	4.82	5.64	6.67	7.93	66

A1-I613893US-15 (07-01-2017)                                        Page 9
(QT 14011US16)

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
42	0.23	0.29	0.39	0.51	0.62	0.74	0.86	1.01	1.18	1.36	1.55	1.74	1.92	2.10	2.29	2.49	2.71	2.95	3.23	3.59	4.03	4.61	5.34	6.27	7.42	8.82	67
43	0.24	0.31	0.43	0.55	0.67	0.80	0.94	1.10	1.28	1.48	1.68	1.88	2.08	2.27	2.47	2.69	2.93	3.20	3.52	3.93	4.44	5.10	5.94	6.99	8.29	9.84	68
44	0.25	0.33	0.47	0.60	0.73	0.86	1.02	1.20	1.39	1.60	1.82	2.03	2.24	2.45	2.67	2.91	3.17	3.48	3.85	4.31	4.91	5.67	6.63	7.82	9.27	11.01	69
45	0.26	0.37	0.52	0.65	0.79	0.94	1.11	1.30	1.51	1.74	1.96	2.19	2.41	2.64	2.88	3.14	3.44	3.79	4.21	4.75	5.44	6.32	7.42	8.76	10.40	12.34	70
46	0.27	0.40	0.56	0.71	0.86	1.02	1.20	1.41	1.64	1.88	2.12	2.36	2.60	2.84	3.11	3.40	3.73	4.13	4.63	5.26	6.06	7.07	8.32	9.84	11.68	13.85	71
47	0.28	0.44	0.61	0.77	0.92	1.10	1.30	1.53	1.78	2.03	2.28	2.54	2.80	3.06	3.36	3.69	4.07	4.53	5.11	5.85	6.77	7.93	9.35	11.07	13.13	15.56	72
48	0.29	0.48	0.65	0.83	1.00	1.20	1.42	1.67	1.92	2.19	2.46	2.73	3.01	3.31	3.63	4.00	4.45	4.99	5.66	6.52	7.58	8.91	10.52	12.47	14.77	17.50	73
49	0.31	0.52	0.70	0.89	1.08	1.30	1.54	1.81	2.08	2.37	2.66	2.95	3.25	3.58	3.94	4.36	4.88	5.51	6.30	7.29	8.52	10.03	11.86	14.04	16.62	19.67	74
50	0.33	0.56	0.76	0.96	1.18	1.42	1.68	1.97	2.26	2.56	2.87	3.18	3.51	3.87	4.29	4.78	5.37	6.11	7.03	8.17	9.59	11.30	13.36	15.81	18.71	22.12	75
51	0.36	0.60	0.82	1.04	1.28	1.54	1.83	2.14	2.45	2.77	3.10	3.43	3.80	4.21	4.69	5.25	5.95	6.81	7.88	9.19	10.80	12.74	15.06	17.80	21.04	24.84	76
52	0.39	0.64	0.88	1.12	1.39	1.68	2.00	2.32	2.66	3.00	3.35	3.72	4.14	4.60	5.15	5.80	6.61	7.61	8.85	10.36	12.18	14.37	16.97	20.03	23.63	27.88	77
53	0.41	0.68	0.94	1.22	1.52	1.84	2.18	2.53	2.89	3.26	3.64	4.05	4.52	5.05	5.68	6.44	7.38	8.54	9.96	11.68	13.74	16.20	19.10	22.52	26.52	31.26	78
54	0.44	0.73	1.02	1.34	1.67	2.02	2.39	2.76	3.15	3.55	3.97	4.43	4.96	5.57	6.30	7.19	8.28	9.61	11.24	13.19	15.51	18.26	21.48	25.27	29.72	34.99	79
55	0.47	0.79	1.12	1.46	1.83	2.21	2.62	3.02	3.44	3.87	4.35	4.87	5.47	6.17	7.03	8.05	9.31	10.84	12.69	14.88	17.49	20.55	24.13	28.32	33.26	39.15	80
56	0.51	0.85	1.22	1.61	2.02	2.44	2.87	3.31	3.77	4.25	4.78	5.38	6.07	6.88	7.87	9.06	10.50	12.25	14.33	16.80	19.70	23.10	27.06	31.69	37.19	43.78	81
57	0.55	0.93	1.34	1.78	2.23	2.69	3.16	3.64	4.15	4.69	5.29	5.96	6.76	7.71	8.84	10.22	11.87	13.84	16.19	18.94	22.17	25.92	30.29	35.43	41.55	48.86	82
58	0.59	1.02	1.48	1.97	2.46	2.97	3.49	4.02	4.58	5.19	5.87	6.65	7.57	8.66	9.97	11.55	13.42	15.66	18.28	21.34	24.91	29.04	33.88	39.58	46.33	54.42	83
59	0.64	1.13	1.65	2.18	2.73	3.29	3.86	4.45	5.07	5.77	6.54	7.45	8.51	9.77	11.28	13.07	15.20	17.70	20.62	24.01	27.94	32.51	37.86	44.13	51.57	60.50	84
60	0.70	1.26	1.84	2.43	3.04	3.65	4.28	4.94	5.65	6.43	7.33	8.37	9.59	11.05	12.77	14.81	17.20	19.99	23.23	26.97	31.31	36.35	42.22	49.09	57.56	67.11	85
61	0.78	1.40	2.05	2.71	3.38	4.06	4.76	5.50	6.31	7.21	8.24	9.44	10.85	12.52	14.47	16.78	19.45	22.57	26.14	30.27	35.06	40.58	46.98	55.05	64.44	74.29	86
62	0.88	1.57	2.30	3.03	3.77	4.52	5.31	6.14	7.06	8.10	9.29	10.68	12.30	14.19	16.41	19.00	21.99	25.43	29.39	33.95	39.17	45.19	52.91	62.15	71.97	82.06	87
63	0.99	1.77	2.57	3.38	4.21	5.05	5.93	6.88	7.94	9.13	10.50	12.09	13.94	16.10	18.60	21.50	24.81	28.63	33.01	37.99	43.68	51.10	60.21	69.99	80.21	90.46	88
64	1.12	1.99	2.88	3.78	4.70	5.64	6.65	7.73	8.94	10.31	11.89	13.70	15.81	18.26	21.06	24.28	27.98	32.21	37.00	42.42	49.60	58.58	68.33	78.65	89.21	99.41	89
65	1.27	2.24	3.23	4.24	5.26	6.32	7.46	8.69	10.09	11.66	13.46	15.54	17.94	20.68	23.82	27.42	31.53	36.16	41.37	48.36	57.23	66.95	77.35	88.16	98.93	108.81	90
66	1.44	2.53	3.63	4.74	5.89	7.08	8.38	9.79	11.39	13.19	15.26	17.62	20.32	23.40	26.93	30.94	35.45	40.50	47.33	56.12	65.80	76.27	87.31	98.54	108.81	118.78	91
67	1.65	2.85	4.07	5.31	6.59	7.95	9.42	11.04	12.87	14.93	17.29	19.96	23.00	26.47	30.41	34.83	39.77	46.48	55.20	64.86	75.38	86.62	98.24	108.81	118.78	129.41	92
68	1.88	3.21	4.56	5.94	7.39	8.92	10.60	12.46	14.54	16.89	19.56	22.58	26.02	29.91	34.27	39.12	45.77	54.45	64.08	74.67	86.07	97.99	108.81	118.78	129.41	140.73	93
69	2.13	3.61	5.10	6.65	8.28	10.02	11.93	14.04	16.42	19.09	22.11	25.54	29.40	33.73	38.53	45.14	53.81	63.45	74.09	85.63	97.80	108.81	118.78	129.41	140.73	152.76	94
70	2.42	4.04	5.71	7.43	9.27	11.25	13.41	15.83	18.54	21.56	24.98	28.85	33.16	37.94	44.56	53.25	62.92	73.61	85.29	97.66	108.81	118.78	129.41	140.73	152.76	165.52	95
71	2.73	4.52	6.37	8.31	10.37	12.62	15.08	17.83	20.89	24.33	28.21	32.53	37.32	43.98	52.73	62.46	73.22	85.02	97.56	108.81	118.78	129.41	140.73	152.76	165.52	179.03	96
72	3.06	5.05	7.10	9.28	11.61	14.15	16.95	20.05	23.53	27.44	31.79	36.60	43.34	52.20	62.02	72.87	84.79	97.48	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	97
73	3.43	5.62	7.91	10.35	12.98	15.85	19.02	22.55	26.50	30.88	35.74	42.60	51.62	61.57	72.54	84.59	97.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	98
74	3.82	6.24	8.80	11.53	14.49	17.73	21.33	25.34	29.78	34.69	41.71	50.95	61.07	72.19	84.40	97.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	99
75	4.23	6.92	9.77	12.83	16.16	19.83	23.91	28.42	33.40	40.62	50.13	60.49	71.80	84.18	97.29	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	100
76	4.67	7.64	10.83	14.26	18.02	22.18	26.77	31.82	39.28	49.14	59.78	71.33	83.92	97.21	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	101
77	5.12	8.42	11.98	15.84	20.08	24.75	29.90	37.64	47.91	58.90	70.76	83.60	97.12	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	102
78	5.60	9.26	13.24	17.58	22.34	27.58	35.64	46.40	57.83	70.05	83.20	97.00	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	103
79	6.09	10.17	14.62	19.48	24.81	33.25	44.58	56.51	69.18	82.70	96.84	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	104
80	6.60	11.16	16.12	21.55	30.40	42.39	54.92	68.11	82.09	96.64	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	105
81	7.14	12.21	17.74	27.05	39.79	53.02	66.83	81.34	96.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	106

A1-I613893US-15 (07-01-2017)                                        Page 10
(QT 14011US16)

	2008 VBT FEMALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
82	7.69	13.33	23.15	36.74	50.76	65.29	80.45	96.11	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	107
83	8.25	16.33	33.18	48.11	63.47	79.38	95.76	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	108
84	8.83	21.64	45.03	61.35	78.13	95.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	109
85	9.41	27.87	58.90	76.68	94.87	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	110
86	10.00	35.11	75.02	94.31	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	10.59	43.49	93.69	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	11.19	50.27	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	11.80	54.72	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	12.43	61.18	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.64	0.58	0.54	0.48	0.42	0.38	0.35	0.35	0.39	0.42	0.45	0.48	0.52	0.56	0.61	0.69	0.79	0.9	1.02	1.12	1.23	1.35	1.48	1.6	1.73	1.89	43
19	0.58	0.54	0.48	0.42	0.38	0.35	0.33	0.35	0.4	0.43	0.47	0.5	0.54	0.59	0.66	0.76	0.86	0.98	1.12	1.23	1.35	1.47	1.59	1.73	1.88	2.05	44
20	0.54	0.48	0.42	0.38	0.35	0.33	0.32	0.36	0.4	0.45	0.49	0.52	0.57	0.63	0.72	0.82	0.94	1.08	1.22	1.34	1.47	1.59	1.71	1.87	2.05	2.25	45

A1-I613893US-15 (07-01-2017)                                        Page 11
(QT 14011US16)

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
21	0.48	0.42	0.38	0.35	0.33	0.32	0.33	0.38	0.42	0.47	0.52	0.55	0.62	0.68	0.76	0.88	1.02	1.18	1.32	1.46	1.58	1.71	1.85	2.03	2.24	2.52	46
22	0.42	0.38	0.35	0.33	0.32	0.32	0.34	0.4	0.45	0.5	0.54	0.6	0.66	0.73	0.82	0.95	1.11	1.27	1.42	1.57	1.7	1.85	2.01	2.22	2.5	2.84	47
23	0.38	0.35	0.33	0.32	0.32	0.32	0.36	0.42	0.48	0.53	0.58	0.64	0.71	0.78	0.89	1.03	1.19	1.36	1.54	1.68	1.82	2	2.2	2.48	2.82	3.21	48
24	0.34	0.33	0.32	0.32	0.32	0.34	0.39	0.44	0.52	0.58	0.63	0.69	0.76	0.83	0.94	1.11	1.28	1.46	1.65	1.82	1.98	2.19	2.46	2.8	3.18	3.6	49
25	0.32	0.32	0.32	0.32	0.34	0.36	0.4	0.47	0.55	0.62	0.67	0.73	0.81	0.9	1.02	1.19	1.38	1.57	1.76	1.97	2.16	2.39	2.7	3.05	3.49	4.02	50
26	0.31	0.32	0.32	0.34	0.36	0.38	0.43	0.5	0.57	0.66	0.71	0.79	0.87	0.98	1.13	1.3	1.49	1.7	1.90	2.12	2.34	2.59	2.91	3.27	3.78	4.46	51
27	0.3	0.32	0.34	0.36	0.38	0.42	0.46	0.53	0.62	0.7	0.78	0.87	0.97	1.09	1.25	1.43	1.63	1.84	2.06	2.29	2.54	2.82	3.18	3.56	4.15	4.93	52
28	0.3	0.34	0.36	0.38	0.42	0.44	0.49	0.59	0.67	0.77	0.86	0.96	1.07	1.21	1.38	1.57	1.78	2.01	2.24	2.48	2.77	3.08	3.46	3.89	4.54	5.43	53
29	0.3	0.36	0.38	0.42	0.44	0.47	0.54	0.64	0.74	0.85	0.95	1.06	1.19	1.34	1.53	1.73	1.95	2.19	2.45	2.72	3.04	3.4	3.79	4.24	4.98	5.95	54
30	0.3	0.38	0.42	0.44	0.47	0.52	0.60	0.71	0.82	0.94	1.05	1.18	1.33	1.51	1.71	1.92	2.16	2.41	2.71	3.03	3.39	3.78	4.2	4.67	5.44	6.52	55
31	0.31	0.4	0.44	0.47	0.51	0.56	0.67	0.79	0.91	1.04	1.17	1.33	1.50	1.7	1.91	2.15	2.41	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.95	7.13	56
32	0.32	0.41	0.47	0.5	0.55	0.63	0.74	0.88	1.01	1.15	1.32	1.49	1.69	1.91	2.14	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.51	7.79	57
33	0.33	0.43	0.5	0.53	0.61	0.71	0.83	0.98	1.12	1.29	1.48	1.67	1.9	2.14	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	7.11	8.53	58
34	0.34	0.44	0.52	0.58	0.68	0.79	0.93	1.08	1.26	1.45	1.65	1.89	2.13	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.79	9.35	59
35	0.35	0.45	0.55	0.64	0.75	0.89	1.04	1.21	1.41	1.63	1.86	2.13	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.54	10.25	60
36	0.36	0.47	0.59	0.71	0.84	1	1.17	1.35	1.57	1.82	2.09	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.39	11.25	61
37	0.37	0.5	0.64	0.78	0.94	1.12	1.31	1.5	1.76	2.04	2.36	2.69	3.02	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	10.36	12.39	62
38	0.38	0.54	0.69	0.88	1.06	1.25	1.45	1.69	1.98	2.29	2.66	3.01	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	11.45	13.68	63
39	0.39	0.58	0.78	0.99	1.18	1.4	1.62	1.9	2.22	2.57	2.97	3.37	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.74	12.68	15.15	64
40	0.4	0.63	0.88	1.1	1.32	1.56	1.81	2.12	2.48	2.89	3.32	3.75	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.73	11.87	14.08	16.81	65
41	0.43	0.72	0.98	1.23	1.48	1.73	2.02	2.37	2.78	3.22	3.71	4.18	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.71	11.83	13.22	15.67	18.69	66
42	0.48	0.82	1.09	1.37	1.65	1.93	2.26	2.65	3.1	3.59	4.12	4.66	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.79	13.15	14.74	17.49	20.79	67
43	0.54	0.92	1.22	1.53	1.83	2.14	2.52	2.96	3.46	4	4.57	5.15	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.72	13.08	14.65	16.47	19.53	23.16	68
44	0.59	1.02	1.37	1.70	2.02	2.38	2.8	3.30	3.85	4.44	5.07	5.68	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.68	12.97	14.52	16.34	18.43	21.82	25.8	69
45	0.68	1.14	1.53	1.88	2.25	2.65	3.13	3.68	4.29	4.94	5.6	6.26	6.92	7.59	8.28	9.03	9.84	10.69	11.65	12.87	14.36	16.14	18.23	20.62	24.36	28.71	70
46	0.76	1.26	1.69	2.08	2.5	2.95	3.48	4.09	4.77	5.46	6.17	6.88	7.58	8.28	9.03	9.84	10.69	11.63	12.79	14.21	15.91	17.95	20.33	23.06	27.17	31.91	71
47	0.84	1.38	1.85	2.3	2.75	3.27	3.87	4.55	5.28	6.03	6.79	7.54	8.28	9.03	9.84	10.69	11.63	12.73	14.07	15.7	17.64	19.96	22.66	25.76	30.26	35.39	72
48	0.92	1.52	2.02	2.53	3.04	3.64	4.31	5.07	5.84	6.66	7.46	8.24	9.03	9.84	10.69	11.60	12.68	13.95	15.48	17.34	19.55	22.17	25.21	28.72	33.6	39.14	73
49	1.01	1.66	2.21	2.79	3.37	4.05	4.79	5.63	6.45	7.32	8.18	9	9.83	10.69	11.6	12.63	13.85	15.29	17.04	19.15	21.65	24.59	27.99	31.92	37.18	43.16	74
50	1.1	1.8	2.42	3.06	3.74	4.5	5.34	6.23	7.12	8.03	8.94	9.8	10.68	11.6	12.61	13.77	15.13	16.78	18.77	21.13	23.96	27.22	31	35.37	41.04	47.44	75
51	1.2	1.95	2.65	3.36	4.14	4.99	5.92	6.88	7.84	8.8	9.75	10.65	11.60	12.59	13.71	15	16.55	18.41	20.67	23.32	26.43	30.04	34.23	39.05	45.13	51.96	76
52	1.28	2.1	2.88	3.69	4.59	5.54	6.56	7.59	8.62	9.62	10.61	11.57	12.59	13.68	14.92	16.36	18.11	20.21	22.73	25.68	29.11	33.08	37.68	42.96	49.43	56.72	77
53	1.37	2.27	3.14	4.08	5.09	6.15	7.27	8.35	9.45	10.52	11.54	12.57	13.67	14.86	16.24	17.87	19.83	22.18	24.98	28.22	31.98	36.33	41.31	47.09	53.94	61.7	78
54	1.48	2.45	3.45	4.53	5.65	6.82	8.03	9.2	10.35	11.46	12.55	13.65	14.84	16.15	17.70	19.53	21.71	24.33	27.41	30.96	35.05	39.75	45.14	51.4	58.67	66.92	79
55	1.58	2.66	3.81	5	6.27	7.54	8.86	10.11	11.33	12.47	13.64	14.83	16.12	17.57	19.32	21.35	23.78	26.67	30.02	33.88	38.31	43.37	49.18	55.91	63.6	72.48	80
56	1.71	2.91	4.2	5.54	6.95	8.36	9.75	11.08	12.36	13.58	14.81	16.1	17.52	19.15	21.08	23.34	26.04	29.18	32.82	36.98	41.75	47.19	53.43	60.61	68.84	78.4	81
57	1.85	3.2	4.64	6.16	7.71	9.23	10.72	12.12	13.46	14.77	16.09	17.48	19.06	20.88	23	25.52	28.47	31.89	35.81	40.29	45.39	51.21	57.88	65.59	74.4	84.65	82
58	2.02	3.52	5.15	6.84	8.52	10.17	11.75	13.23	14.65	16.04	17.46	19	20.75	22.75	25.11	27.88	31.09	34.8	39.01	43.8	49.25	55.45	62.6	70.88	80.27	91.24	83
59	2.2	3.9	5.73	7.58	9.42	11.18	12.86	14.43	15.92	17.42	18.96	20.66	22.57	24.81	27.4	30.43	33.92	37.91	42.42	47.53	53.33	59.98	67.64	76.45	86.45	98.20	84
60	2.41	4.35	6.37	8.39	10.39	12.26	14.05	15.7	17.29	18.89	20.58	22.45	24.56	27.04	29.89	33.18	36.95	41.22	46.06	51.51	57.73	64.85	72.97	82.31	93.42	105.59	85
A1-I613893US-15 (07-01-2017)                                        Page 12
(QT 14011US16)

	2008 VBT FEMALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
61	2.68	4.84	7.08	9.27	11.41	13.42	15.3	17.04	18.76	20.49	22.33	24.39	26.74	29.45	32.57	36.14	40.19	44.78	49.94	55.8	62.47	70.04	78.63	89.32	101.37	113.44	86
62	2.99	5.39	7.86	10.24	12.51	14.64	16.61	18.47	20.31	22.20	24.23	26.5	29.10	32.06	35.46	39.35	43.7	48.61	54.17	60.46	67.56	75.56	85.79	97.75	109.89	121.79	87
63	3.35	6.02	8.68	11.24	13.67	15.91	18.01	19.99	21.98	24.02	26.27	28.78	31.63	34.89	38.59	42.80	47.49	52.8	58.79	65.48	73.01	82.87	94.77	106.85	119.03	130.75	88
64	3.76	6.68	9.55	12.3	14.87	17.25	19.49	21.6	23.75	25.98	28.46	31.24	34.38	37.96	41.99	46.52	51.63	57.39	63.76	70.89	80.44	92.28	104.51	116.69	128.91	140.17	89
65	4.21	7.39	10.49	13.43	16.14	18.64	21.03	23.29	25.63	28.09	30.83	33.9	37.37	41.28	45.68	50.61	56.17	62.36	69.16	78.48	90.24	102.53	115.01	127.39	139.46	149.96	90
66	4.71	8.17	11.47	14.58	17.46	20.11	22.64	25.08	27.64	30.35	33.4	36.79	40.63	44.91	49.74	55.15	61.15	67.74	76.88	88.6	100.92	113.63	126.37	138.9	149.96	160.2	91
67	5.27	8.98	12.49	15.78	18.82	21.63	24.33	26.98	29.78	32.8	36.18	39.93	44.17	48.91	54.24	60.11	66.59	75.56	87.27	99.65	112.48	125.57	138.56	149.96	160.2	171.05	92
68	5.86	9.81	13.55	17.02	20.23	23.22	26.11	29.01	32.09	35.46	39.2	43.38	48.1	53.37	59.2	65.55	74.52	86.21	98.63	111.63	124.94	138.29	149.96	160.2	171.05	182.57	93
69	6.47	10.69	14.64	18.3	21.7	24.87	27.98	31.17	34.59	38.35	42.52	47.23	52.51	58.29	64.64	73.61	85.37	97.85	110.96	124.49	138.11	149.96	160.2	171.05	182.57	194.6	94
70	7.12	11.58	15.76	19.61	23.21	26.61	29.99	33.51	37.32	41.51	46.24	51.53	57.37	63.73	72.77	84.65	97.22	110.44	124.19	137.98	149.96	160.2	171.05	182.57	194.6	207.22	95
71	7.78	12.5	16.91	20.98	24.79	28.47	32.15	36.05	40.31	45.06	50.42	56.31	62.75	71.96	84	96.71	110.06	123.95	137.91	149.96	160.2	171.05	182.57	194.6	207.22	220.41	96
72	8.45	13.46	18.09	22.41	26.46	30.44	34.49	38.84	43.67	49.08	55.05	61.60	71.03	83.36	96.28	109.78	123.82	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	97
73	9.14	14.42	19.33	23.9	28.25	32.56	37.06	41.97	47.46	53.52	60.21	69.94	82.61	95.81	109.54	123.73	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	98
74	9.85	15.43	20.63	25.47	30.16	34.87	39.91	45.5	51.67	58.49	68.56	81.72	95.27	109.25	123.65	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	99
75	10.58	16.48	21.99	27.16	32.22	37.46	43.15	49.42	56.37	66.85	80.54	94.56	108.89	123.52	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	100
76	11.32	17.57	23.43	28.98	34.5	40.36	46.74	53.78	64.68	79.01	93.61	108.4	123.34	137.83	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	101
77	12.08	18.72	24.96	30.97	37.06	43.57	50.73	62.04	77.08	92.30	107.68	123.04	137.79	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	102
78	12.86	19.94	26.63	33.17	39.89	47.13	58.92	74.70	90.68	106.67	122.57	137.67	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	103
79	13.66	21.26	28.47	35.58	43.01	55.3	71.91	88.62	105.4	121.91	137.5	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	104
80	14.50	22.7	30.46	38.23	51.21	68.71	86.22	103.76	121.03	137.24	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	105
81	15.38	24.22	32.63	46.66	65.21	83.51	101.84	119.91	136.9	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	106
82	16.27	25.83	41.44	61.46	80.62	99.69	118.59	136.47	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	107
83	17.16	30.94	57.44	77.63	97.47	117.12	135.95	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	108
84	18.05	39.82	74.65	95.27	115.64	135.38	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	109
85	18.94	49.39	93.25	114.23	134.82	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	110
86	19.80	59.73	113.06	134.29	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	20.61	70.71	133.88	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	21.38	77.9	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	22.10	81.65	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	22.81	92.34	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

A1-I613893US-15 (07-01-2017)                                        Page 13
(QT 14011US16)

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.9	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.1	0.16	0.26	0.38	0.5	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.7	0.77	0.84	0.91	0.97	1	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.1	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.8	0.81	0.82	0.83	0.85	0.9	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.9	0.92	0.91	0.88	0.86	0.82	0.8	0.79	0.79	0.8	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.6	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.9	0.96	1.03	1.10	1.19	1.29	1.4	40
16	0.49	0.56	0.63	0.7	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.56	0.61	0.67	0.73	0.75	0.75	0.72	0.7	0.67	0.66	0.67	0.69	0.71	0.73	0.75	0.79	0.83	0.88	0.94	1	1.08	1.17	1.27	1.38	1.52	1.67	43
19	0.58	0.62	0.67	0.7	0.71	0.69	0.66	0.63	0.62	0.63	0.64	0.68	0.7	0.73	0.77	0.81	0.86	0.91	0.97	1.04	1.13	1.22	1.33	1.46	1.61	1.77	44
20	0.59	0.62	0.64	0.65	0.65	0.62	0.59	0.58	0.59	0.61	0.63	0.67	0.7	0.74	0.79	0.83	0.88	0.94	1.01	1.08	1.17	1.27	1.39	1.54	1.7	1.87	45
21	0.58	0.59	0.59	0.59	0.58	0.56	0.54	0.55	0.56	0.59	0.61	0.66	0.71	0.76	0.81	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.47	1.62	1.79	1.99	46
22	0.55	0.53	0.53	0.53	0.52	0.51	0.51	0.52	0.54	0.56	0.6	0.66	0.72	0.78	0.83	0.88	0.94	1.01	1.08	1.16	1.27	1.4	1.54	1.7	1.89	2.11	47
23	0.5	0.47	0.47	0.47	0.47	0.48	0.48	0.49	0.52	0.54	0.6	0.67	0.74	0.8	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.45	1.6	1.78	1.99	2.25	48
24	0.44	0.41	0.41	0.42	0.44	0.45	0.46	0.47	0.49	0.54	0.61	0.69	0.76	0.82	0.88	0.94	1	1.08	1.16	1.25	1.38	1.51	1.68	1.88	2.11	2.4	49
25	0.39	0.36	0.37	0.39	0.41	0.42	0.43	0.45	0.48	0.55	0.62	0.7	0.77	0.84	0.91	0.97	1.04	1.12	1.21	1.32	1.44	1.6	1.78	1.99	2.25	2.56	50
26	0.34	0.33	0.35	0.37	0.39	0.4	0.42	0.45	0.49	0.56	0.63	0.71	0.79	0.86	0.93	1.01	1.08	1.18	1.28	1.4	1.54	1.71	1.9	2.13	2.4	2.74	51
27	0.29	0.3	0.34	0.36	0.37	0.38	0.42	0.45	0.5	0.57	0.65	0.73	0.82	0.9	0.97	1.05	1.14	1.24	1.36	1.5	1.65	1.83	2.04	2.28	2.57	2.95	52
28	0.26	0.29	0.33	0.36	0.36	0.38	0.42	0.45	0.51	0.58	0.67	0.76	0.86	0.94	1.02	1.11	1.21	1.32	1.46	1.6	1.77	1.97	2.18	2.44	2.76	3.17	53
29	0.23	0.28	0.32	0.35	0.37	0.38	0.42	0.46	0.52	0.6	0.71	0.8	0.9	1	1.08	1.19	1.29	1.42	1.57	1.72	1.91	2.11	2.34	2.62	2.96	3.42	54
30	0.2	0.27	0.32	0.36	0.38	0.39	0.42	0.47	0.54	0.64	0.75	0.86	0.96	1.06	1.16	1.27	1.39	1.54	1.69	1.86	2.06	2.27	2.52	2.81	3.19	3.71	55
31	0.19	0.27	0.33	0.37	0.39	0.4	0.43	0.49	0.58	0.68	0.8	0.92	1.03	1.14	1.25	1.37	1.51	1.66	1.83	2.02	2.22	2.45	2.71	3.03	3.45	4.02	56
32	0.19	0.28	0.34	0.38	0.4	0.41	0.45	0.53	0.62	0.74	0.86	0.99	1.11	1.23	1.35	1.49	1.64	1.8	1.99	2.19	2.4	2.64	2.92	3.27	3.74	4.37	57
33	0.2	0.29	0.36	0.39	0.41	0.43	0.49	0.57	0.67	0.80	0.93	1.07	1.2	1.33	1.47	1.62	1.78	1.96	2.17	2.38	2.6	2.86	3.16	3.54	4.06	4.76	58
34	0.21	0.31	0.37	0.41	0.43	0.47	0.53	0.62	0.73	0.86	1.01	1.15	1.3	1.44	1.6	1.76	1.95	2.14	2.36	2.58	2.82	3.09	3.42	3.85	4.43	5.2	59
35	0.22	0.32	0.39	0.43	0.46	0.51	0.58	0.68	0.8	0.94	1.09	1.25	1.41	1.57	1.74	1.92	2.13	2.34	2.57	2.8	3.06	3.35	3.72	4.2	4.84	5.71	60
36	0.23	0.34	0.41	0.45	0.49	0.55	0.63	0.74	0.87	1.02	1.19	1.36	1.53	1.71	1.9	2.1	2.32	2.56	2.8	3.05	3.32	3.64	4.05	4.59	5.32	6.28	61
37	0.24	0.35	0.43	0.48	0.53	0.61	0.69	0.81	0.95	1.12	1.29	1.48	1.67	1.87	2.08	2.3	2.54	2.79	3.05	3.32	3.61	3.97	4.43	5.04	5.85	6.92	62
38	0.25	0.37	0.45	0.52	0.58	0.67	0.76	0.89	1.04	1.22	1.40	1.6	1.81	2.03	2.27	2.52	2.77	3.04	3.32	3.61	3.94	4.34	4.86	5.55	6.46	7.64	63
39	0.26	0.39	0.47	0.56	0.64	0.73	0.84	0.97	1.14	1.32	1.52	1.74	1.97	2.22	2.48	2.75	3.03	3.31	3.61	3.94	4.3	4.76	5.35	6.14	7.16	8.46	64

A1-I613893US-15 (07-01-2017)                                        Page 14
(QT 14011US16)

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
40	0.27	0.41	0.51	0.6	0.7	0.8	0.92	1.07	1.24	1.44	1.66	1.9	2.15	2.42	2.7	3	3.30	3.61	3.94	4.29	4.71	5.23	5.92	6.8	7.95	9.39	65
41	0.28	0.43	0.55	0.66	0.77	0.88	1.01	1.17	1.35	1.56	1.8	2.07	2.35	2.64	2.95	3.27	3.59	3.93	4.29	4.69	5.17	5.78	6.56	7.56	8.85	10.44	66
42	0.29	0.45	0.59	0.72	0.85	0.97	1.11	1.27	1.47	1.7	1.96	2.25	2.56	2.88	3.21	3.56	3.92	4.29	4.69	5.15	5.7	6.4	7.29	8.43	9.87	11.63	67
43	0.31	0.48	0.64	0.79	0.93	1.06	1.21	1.39	1.61	1.86	2.14	2.45	2.78	3.13	3.5	3.88	4.27	4.68	5.13	5.66	6.3	7.11	8.13	9.43	11.03	12.97	68
44	0.32	0.52	0.7	0.86	1.01	1.16	1.32	1.51	1.75	2.02	2.33	2.67	3.03	3.41	3.81	4.23	4.66	5.12	5.63	6.24	6.98	7.92	9.09	10.55	12.34	14.47	69
45	0.34	0.56	0.76	0.94	1.11	1.26	1.44	1.65	1.9	2.2	2.53	2.9	3.3	3.72	4.16	4.61	5.08	5.6	6.2	6.9	7.76	8.84	10.18	11.83	13.82	16.17	70
46	0.36	0.61	0.84	1.03	1.21	1.38	1.57	1.8	2.08	2.39	2.76	3.16	3.60	4.05	4.53	5.03	5.56	6.15	6.84	7.65	8.66	9.9	11.42	13.27	15.48	18.08	71
47	0.39	0.67	0.92	1.13	1.31	1.50	1.71	1.96	2.26	2.61	3.01	3.45	3.92	4.42	4.95	5.5	6.1	6.78	7.57	8.52	9.68	11.1	12.83	14.9	17.35	20.21	72
48	0.43	0.74	1	1.23	1.43	1.64	1.87	2.14	2.47	2.85	3.28	3.76	4.28	4.83	5.41	6.03	6.71	7.48	8.4	9.5	10.84	12.46	14.41	16.73	19.45	22.60	73
49	0.47	0.81	1.10	1.34	1.56	1.79	2.04	2.34	2.7	3.12	3.59	4.11	4.68	5.28	5.92	6.62	7.4	8.29	9.35	10.62	12.16	14	16.2	18.79	21.79	25.25	74
50	0.51	0.89	1.2	1.46	1.7	1.95	2.23	2.56	2.95	3.41	3.93	4.5	5.12	5.79	6.5	7.29	8.18	9.22	10.44	11.9	13.65	15.74	18.2	21.08	24.4	28.2	75
51	0.57	0.98	1.31	1.6	1.86	2.13	2.44	2.8	3.24	3.74	4.31	4.94	5.62	6.36	7.16	8.06	9.08	10.27	11.68	13.36	15.34	17.7	20.44	23.63	27.3	31.48	76
52	0.63	1.07	1.43	1.74	2.03	2.33	2.67	3.08	3.56	4.11	4.74	5.43	6.18	7.00	7.92	8.93	10.11	11.48	13.09	15	17.25	19.88	22.95	26.47	30.5	35.1	77
53	0.71	1.17	1.56	1.9	2.21	2.55	2.94	3.39	3.92	4.53	5.22	5.98	6.82	7.74	8.77	9.93	11.28	12.85	14.69	16.86	19.39	22.33	25.72	29.61	34.03	39.1	78
54	0.79	1.28	1.7	2.07	2.42	2.8	3.23	3.74	4.33	5	5.77	6.61	7.55	8.59	9.75	11.08	12.62	14.4	16.5	18.95	21.78	25.05	28.79	33.07	37.93	43.49	79
55	0.87	1.4	1.85	2.26	2.65	3.08	3.57	4.14	4.79	5.54	6.39	7.33	8.38	9.55	10.88	12.39	14.14	16.17	18.54	21.28	24.44	28.06	32.18	36.87	42.2	48.42	80
56	0.97	1.53	2.02	2.47	2.92	3.4	3.95	4.59	5.32	6.16	7.11	8.16	9.34	10.66	12.16	13.88	15.87	18.17	20.83	23.89	27.40	31.39	35.92	41.05	46.99	53.94	81
57	1.07	1.67	2.2	2.7	3.21	3.76	4.39	5.1	5.93	6.86	7.92	9.1	10.43	11.92	13.62	15.58	17.83	20.42	23.39	26.8	30.67	35.06	40.01	45.72	52.35	60	82
58	1.17	1.83	2.41	2.97	3.54	4.17	4.88	5.69	6.62	7.67	8.85	10.18	11.68	13.37	15.29	17.5	20.04	22.94	26.25	30.02	34.28	39.08	44.58	50.94	58.21	66.63	83
59	1.29	1.99	2.64	3.27	3.92	4.64	5.44	6.36	7.41	8.59	9.92	11.41	13.1	15.01	17.19	19.67	22.52	25.75	29.43	33.57	38.24	43.57	49.7	56.64	64.6	74.28	84
60	1.41	2.17	2.89	3.61	4.35	5.17	6.09	7.13	8.31	9.64	11.14	12.82	14.72	16.87	19.32	22.12	25.29	28.89	32.94	37.49	42.68	48.6	55.28	62.86	72.19	83.18	85
61	1.54	2.38	3.18	3.99	4.84	5.77	6.82	8.00	9.33	10.83	12.52	14.41	16.56	18.98	21.73	24.85	28.38	32.36	36.81	41.88	47.64	54.1	61.36	70.41	81.26	93.18	86
62	1.69	2.61	3.51	4.43	5.4	6.47	7.65	9	10.5	12.19	14.09	16.23	18.64	21.36	24.43	27.91	31.81	36.19	41.16	46.79	53.07	60.09	68.89	79.62	91.49	104.49	87
63	1.85	2.88	3.89	4.92	6.04	7.25	8.6	10.13	11.82	13.73	15.87	18.28	20.98	24.02	27.45	31.30	35.62	40.5	46.03	52.18	59	67.61	78.24	90.06	103.13	117.34	88
64	2.04	3.17	4.31	5.49	6.76	8.14	9.68	11.4	13.32	15.47	17.88	20.57	23.6	27	30.81	35.07	39.9	45.35	51.39	58.06	66.53	77.08	88.86	101.97	116.39	131.48	89
65	2.25	3.51	4.8	6.14	7.58	9.16	10.9	12.85	15.01	17.43	20.13	23.15	26.54	30.32	34.54	39.32	44.71	50.67	57.24	65.6	76.1	87.86	101.02	115.6	131.11	147.2	90
66	2.49	3.9	5.35	6.87	8.51	10.3	12.28	14.47	16.91	19.62	22.66	26.04	29.81	34.00	38.74	44.1	50	56.50	64.8	75.26	87.02	100.23	114.98	130.81	147.2	164.55	91
67	2.77	4.35	5.97	7.7	9.55	11.59	13.82	16.3	19.03	22.09	25.47	29.25	33.43	38.16	43.48	49.36	55.81	64.08	74.54	86.31	99.58	114.47	130.58	147.2	164.55	182.79	92
68	3.09	4.86	6.69	8.63	10.73	13.03	15.55	18.34	21.41	24.82	28.61	32.8	37.52	42.84	48.7	55.14	63.41	73.89	85.7	99.04	114.06	130.4	147.2	164.55	182.79	201.3	93
69	3.47	5.44	7.49	9.69	12.06	14.64	17.48	20.6	24.05	27.86	32.07	36.81	42.13	48	54.44	62.75	73.29	85.15	98.57	113.74	130.26	147.2	164.55	182.79	201.3	218.61	94
70	3.9	6.1	8.40	10.87	13.53	16.44	19.63	23.13	26.98	31.22	35.98	41.33	47.21	53.67	62.05	72.69	84.64	98.17	113.47	130.15	147.2	164.55	182.79	201.3	218.61	235.43	95
71	4.39	6.84	9.42	12.19	15.18	18.44	22.01	25.92	30.21	35.01	40.39	46.31	52.79	61.28	72.06	84.14	97.78	113.23	130.08	147.2	164.55	182.79	201.3	218.61	235.43	252.99	96
72	4.95	7.67	10.56	13.66	17	20.65	24.63	28.99	33.85	39.27	45.23	51.78	60.39	71.36	83.6	97.39	113.01	130.01	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	97
73	5.57	8.6	11.82	15.28	19.02	23.1	27.53	32.45	37.94	43.95	50.56	59.35	70.55	82.99	96.98	112.77	129.94	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	98
74	6.28	9.63	13.22	17.07	21.24	25.78	30.78	36.33	42.43	49.09	58.09	69.58	82.29	96.5	112.52	129.86	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	99
75	7.06	10.78	14.76	19.05	23.69	28.78	34.42	40.59	47.35	56.58	68.42	81.44	95.94	112.2	129.78	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	100
76	7.92	12.05	16.46	21.21	26.42	32.15	38.41	45.26	54.76	67.04	80.42	95.25	111.82	129.66	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	101
77	8.87	13.43	18.32	23.64	29.47	35.83	42.78	52.61	65.36	79.2	94.42	111.35	129.52	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	102
78	9.92	14.95	20.39	26.34	32.81	39.85	50.05	63.37	77.73	93.42	110.77	129.34	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	103
79	11.06	16.64	22.71	29.29	36.45	47.05	61.02	75.97	92.22	110.07	129.11	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	104

A1-I613893US-15 (07-01-2017)                                        Page 15
(QT 14011US16)

	2008 VBT MALE NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
80	12.33	18.53	25.23	32.51	43.56	58.26	73.91	90.8	109.23	128.84	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	105
81	13.74	20.57	27.97	39.53	55.05	71.49	89.12	108.23	128.5	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	106
82	15.27	22.8	34.91	51.35	68.68	87.16	107.06	128.11	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	107
83	16.94	27.12	47.12	65.45	84.89	105.7	127.65	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	108
84	18.73	34.08	61.76	82.29	104.14	127.13	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	109
85	20.67	42.33	79.32	102.37	126.53	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	110
86	22.75	52.13	100.35	125.85	147.2	164.55	182.79	201.3	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	111
87	24.98	63.74	125.09	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	27.37	71.77	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	29.96	80.67	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	32.82	111.62	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.9	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.1	0.16	0.26	0.38	0.5	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.7	0.77	0.84	0.91	0.97	1	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.1	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.8	0.81	0.82	0.83	0.85	0.9	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.9	0.92	0.91	0.88	0.86	0.82	0.8	0.79	0.79	0.8	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.6	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.9	0.96	1.03	1.10	1.19	1.29	1.4	40
16	0.49	0.56	0.63	0.7	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.84	0.85	0.88	0.9	0.92	0.93	0.91	0.92	0.92	0.96	1.02	1.09	1.16	1.23	1.31	1.4	1.5	1.62	1.75	1.91	2.1	2.32	2.56	2.85	3.2	3.60	43

A1-I613893US-15 (07-01-2017)                                        Page 16
(QT 14011US16)

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
19	0.83	0.84	0.87	0.89	0.9	0.89	0.88	0.87	0.9	0.96	1.02	1.1	1.18	1.27	1.36	1.46	1.58	1.71	1.85	2.02	2.23	2.48	2.74	3.07	3.46	3.88	44
20	0.81	0.83	0.83	0.85	0.85	0.84	0.83	0.84	0.89	0.96	1.03	1.12	1.22	1.32	1.42	1.53	1.65	1.8	1.96	2.14	2.36	2.64	2.94	3.3	3.71	4.16	45
21	0.78	0.78	0.78	0.8	0.8	0.8	0.79	0.83	0.88	0.96	1.04	1.14	1.26	1.37	1.49	1.61	1.74	1.89	2.07	2.26	2.51	2.82	3.16	3.53	3.97	4.46	46
22	0.74	0.72	0.73	0.75	0.75	0.76	0.78	0.82	0.88	0.94	1.05	1.18	1.31	1.43	1.56	1.68	1.83	2	2.18	2.4	2.67	3.01	3.37	3.76	4.24	4.79	47
23	0.68	0.65	0.67	0.69	0.71	0.74	0.77	0.81	0.85	0.93	1.09	1.22	1.36	1.5	1.64	1.77	1.93	2.11	2.3	2.54	2.85	3.17	3.56	4	4.51	5.13	48
24	0.62	0.59	0.61	0.65	0.69	0.72	0.76	0.79	0.83	0.97	1.12	1.27	1.43	1.57	1.72	1.87	2.02	2.22	2.43	2.67	3	3.35	3.77	4.26	4.82	5.51	49
25	0.56	0.55	0.58	0.63	0.68	0.71	0.72	0.77	0.86	1	1.16	1.32	1.48	1.64	1.8	1.96	2.13	2.35	2.57	2.86	3.19	3.58	4.03	4.55	5.16	5.91	50
26	0.52	0.52	0.58	0.62	0.67	0.7	0.7	0.78	0.89	1.04	1.2	1.37	1.54	1.71	1.88	2.07	2.26	2.5	2.76	3.08	3.44	3.87	4.35	4.89	5.54	6.35	51
27	0.47	0.51	0.57	0.63	0.67	0.69	0.72	0.8	0.92	1.08	1.26	1.44	1.63	1.82	2	2.2	2.42	2.68	2.98	3.33	3.72	4.18	4.69	5.25	5.95	6.84	52
28	0.44	0.5	0.58	0.65	0.69	0.71	0.75	0.83	0.95	1.13	1.33	1.53	1.75	1.95	2.14	2.36	2.61	2.89	3.23	3.6	4.03	4.52	5.05	5.65	6.40	7.37	53
29	0.42	0.51	0.6	0.68	0.71	0.75	0.81	0.87	1.02	1.21	1.43	1.65	1.88	2.1	2.31	2.56	2.83	3.15	3.51	3.9	4.37	4.88	5.43	6.07	6.89	7.97	54
30	0.39	0.53	0.64	0.71	0.75	0.81	0.87	0.93	1.10	1.3	1.55	1.8	2.03	2.28	2.52	2.79	3.08	3.44	3.82	4.25	4.73	5.27	5.86	6.54	7.43	8.65	55
31	0.39	0.57	0.69	0.75	0.81	0.87	0.93	1.01	1.19	1.43	1.69	1.96	2.23	2.49	2.76	3.05	3.37	3.75	4.16	4.62	5.14	5.69	6.32	7.06	8.05	9.4	56
32	0.42	0.62	0.74	0.81	0.87	0.93	1.01	1.11	1.32	1.58	1.87	2.16	2.45	2.73	3.02	3.34	3.7	4.09	4.55	5.03	5.57	6.16	6.84	7.64	8.74	10.25	57
33	0.44	0.67	0.81	0.87	0.93	1.01	1.09	1.22	1.46	1.74	2.07	2.38	2.69	3	3.32	3.67	4.05	4.48	4.97	5.49	6.05	6.68	7.41	8.28	9.52	11.2	58
34	0.48	0.74	0.87	0.93	1.01	1.09	1.18	1.36	1.62	1.93	2.28	2.63	2.97	3.3	3.66	4.03	4.46	4.91	5.43	5.98	6.58	7.25	8.04	9.03	10.41	12.29	59
35	0.55	0.81	0.93	1.01	1.09	1.18	1.3	1.52	1.82	2.15	2.53	2.9	3.27	3.64	4.03	4.43	4.89	5.39	5.93	6.5	7.16	7.88	8.77	9.87	11.43	13.53	60
36	0.61	0.88	1.01	1.09	1.18	1.29	1.45	1.71	2.03	2.4	2.80	3.21	3.62	4.02	4.43	4.87	5.36	5.89	6.47	7.09	7.78	8.59	9.59	10.83	12.61	14.94	61
37	0.66	0.95	1.09	1.18	1.29	1.43	1.62	1.92	2.27	2.69	3.11	3.56	3.99	4.43	4.87	5.35	5.88	6.44	7.06	7.73	8.49	9.40	10.53	11.94	13.93	16.53	62
38	0.73	1.02	1.17	1.29	1.42	1.6	1.83	2.15	2.55	2.99	3.45	3.92	4.39	4.86	5.35	5.88	6.44	7.05	7.71	8.45	9.28	10.31	11.6	13.22	15.44	18.32	63
39	0.80	1.1	1.26	1.42	1.58	1.8	2.06	2.41	2.85	3.32	3.81	4.33	4.83	5.35	5.88	6.44	7.05	7.71	8.45	9.25	10.18	11.34	12.82	14.66	17.16	20.33	64
40	0.85	1.18	1.38	1.57	1.78	2.02	2.33	2.72	3.18	3.69	4.22	4.78	5.33	5.88	6.44	7.05	7.71	8.45	9.25	10.11	11.19	12.53	14.22	16.31	19.1	22.57	65
41	0.91	1.26	1.51	1.74	2	2.27	2.62	3.04	3.54	4.09	4.67	5.27	5.86	6.44	7.05	7.71	8.45	9.25	10.11	11.09	12.34	13.88	15.8	18.17	21.27	25.07	66
42	0.96	1.35	1.66	1.95	2.24	2.57	2.94	3.4	3.94	4.54	5.16	5.8	6.43	7.05	7.71	8.45	9.25	10.11	11.05	12.21	13.64	15.41	17.61	20.27	23.7	27.84	67
43	1.02	1.46	1.83	2.18	2.5	2.87	3.29	3.79	4.39	5.03	5.69	6.38	7.04	7.71	8.45	9.25	10.11	11.05	12.12	13.47	15.11	17.15	19.64	22.64	26.4	30.86	68
44	1.08	1.59	2.02	2.41	2.79	3.2	3.67	4.22	4.87	5.56	6.27	6.99	7.7	8.45	9.25	10.11	11.05	12.1	13.35	14.9	16.8	19.12	21.91	25.26	29.37	34.16	69
45	1.14	1.75	2.24	2.68	3.12	3.56	4.1	4.71	5.39	6.13	6.9	7.66	8.44	9.25	10.11	11.05	12.1	13.27	14.74	16.52	18.69	21.32	24.46	28.15	32.61	37.74	70
46	1.23	1.92	2.49	2.99	3.47	3.97	4.56	5.23	5.98	6.75	7.57	8.4	9.25	10.11	11.05	12.10	13.26	14.61	16.31	18.35	20.81	23.77	27.27	31.32	36.12	41.58	71
47	1.34	2.12	2.76	3.32	3.85	4.42	5.06	5.78	6.59	7.45	8.31	9.2	10.11	11.05	12.1	13.26	14.56	16.15	18.08	20.41	23.19	26.48	30.34	34.76	39.9	45.68	72
48	1.46	2.34	3.05	3.68	4.28	4.91	5.61	6.41	7.27	8.2	9.12	10.08	11.05	12.1	13.26	14.54	16.04	17.86	20.07	22.71	25.82	29.47	33.69	38.47	43.95	50.05	73
49	1.59	2.57	3.38	4.07	4.74	5.44	6.21	7.08	8.01	9.01	10.01	11.04	12.1	13.26	14.53	15.98	17.72	19.8	22.29	25.24	28.72	32.74	37.31	42.45	48.27	54.69	74
50	1.74	2.84	3.74	4.5	5.24	6.03	6.87	7.81	8.82	9.89	10.97	12.1	13.26	14.53	15.94	17.61	19.6	21.96	24.76	28.06	31.89	36.28	41.19	46.69	52.83	59.58	75
51	1.93	3.15	4.12	4.97	5.79	6.67	7.59	8.61	9.71	10.86	12.03	13.25	14.53	15.94	17.55	19.45	21.69	24.37	27.5	31.16	35.33	40.08	45.34	51.17	57.66	64.75	76
52	2.14	3.47	4.53	5.48	6.4	7.36	8.38	9.49	10.67	11.91	13.19	14.52	15.93	17.52	19.37	21.50	24.05	27.04	30.51	34.53	39.06	44.14	49.75	55.91	62.74	70.19	77
53	2.39	3.81	4.99	6.03	7.05	8.11	9.24	10.44	11.73	13.06	14.47	15.92	17.51	19.3	21.37	23.78	26.65	29.97	33.81	38.17	43.06	48.45	54.40	60.9	68.05	75.91	78
54	2.66	4.19	5.46	6.63	7.75	8.94	10.17	11.49	12.89	14.33	15.86	17.47	19.25	21.27	23.60	26.33	29.51	33.18	37.38	42.08	47.3	53.02	59.28	66.12	73.64	81.91	79
55	2.95	4.6	5.99	7.29	8.53	9.84	11.19	12.64	14.15	15.72	17.4	19.19	21.19	23.46	26.08	29.13	32.65	36.68	41.22	46.26	51.8	57.85	64.41	71.58	79.5	88.44	80
56	3.28	5.05	6.58	8	9.4	10.81	12.32	13.88	15.52	17.25	19.11	21.1	23.35	25.88	28.82	32.2	36.08	40.46	45.34	50.70	56.57	62.93	69.8	77.32	85.84	95.58	81
57	3.63	5.54	7.21	8.78	10.33	11.88	13.54	15.24	17.04	18.94	20.99	23.21	25.71	28.56	31.82	35.56	39.8	44.52	49.74	55.42	61.6	68.24	75.46	83.51	92.75	103.14	82
58	4	6.09	7.91	9.63	11.33	13.05	14.85	16.73	18.7	20.78	23.04	25.53	28.32	31.49	35.11	39.21	43.81	48.87	54.4	60.4	66.87	73.82	81.57	90.25	100.06	111.14	83
A1-I613893US-15 (07-01-2017)                                        Page 17
(QT 14011US16)

	2008 VBT MALE SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
59	4.41	6.67	8.67	10.57	12.43	14.34	16.29	18.35	20.51	22.8	25.31	28.07	31.18	34.69	38.68	43.14	48.08	53.49	59.34	65.64	72.39	79.86	88.17	97.36	107.77	120.28	84
60	4.86	7.29	9.5	11.6	13.64	15.72	17.87	20.11	22.47	25.01	27.79	30.84	34.3	38.17	42.52	47.35	52.65	58.4	64.55	71.15	78.4	86.41	95.17	104.86	116.89	130.92	85
61	5.34	7.99	10.42	12.72	14.95	17.22	19.56	22.02	24.61	27.41	30.48	33.88	37.68	41.93	46.66	51.87	57.51	63.58	70.05	77.14	84.93	93.35	102.55	113.99	127.88	142.69	86
62	5.86	8.77	11.43	13.93	16.37	18.86	21.4	24.1	26.93	30.03	33.41	37.17	41.35	46	51.1	56.68	62.65	69.05	76.03	83.65	91.81	100.65	111.78	125.3	140.1	155.84	87
63	6.45	9.64	12.53	15.24	17.93	20.62	23.38	26.34	29.45	32.85	36.59	40.73	45.29	50.35	55.85	61.77	68.12	75.02	82.52	90.52	99.1	109.96	123.4	137.9	153.79	170.61	88
64	7.11	10.57	13.73	16.69	19.59	22.51	25.54	28.73	32.16	35.9	40.02	44.54	49.54	55.01	60.89	67.19	74.07	81.53	89.40	97.8	108.53	121.82	136.3	152.06	169.21	186.59	89
65	7.83	11.6	15.03	18.24	21.38	24.56	27.84	31.33	35.09	39.19	43.72	48.65	54.09	59.97	66.24	73.11	80.54	88.42	96.71	107.31	120.61	135	150.85	168.05	186.04	204.1	90
66	8.62	12.73	16.43	19.9	23.31	26.76	30.32	34.15	38.24	42.75	47.7	53.09	58.95	65.26	72.12	79.58	87.44	95.71	106.31	119.56	134.01	149.86	167.3	185.6	204.1	223.19	91
67	9.51	13.96	17.94	21.7	25.36	29.09	32.98	37.15	41.64	46.59	51.97	57.83	64.15	71.07	78.55	86.46	94.76	105.39	118.73	133.15	149.13	166.69	185.32	204.1	223.19	242.76	92
68	10.5	15.29	19.57	23.6	27.56	31.6	35.83	40.38	45.3	50.7	56.57	62.91	69.85	77.44	85.41	93.78	104.53	117.96	132.49	148.51	166.25	185.11	204.1	223.19	242.76	262	93
69	11.58	16.71	21.31	25.64	29.9	34.27	38.89	43.85	49.24	55.11	61.49	68.49	76.13	84.22	92.72	103.65	117.26	131.89	148.03	165.91	184.98	204.1	223.19	242.76	262	278.97	94
70	12.74	18.24	23.14	27.8	32.39	37.14	42.17	47.59	53.48	59.86	66.91	74.65	82.87	91.5	102.68	116.56	131.33	147.63	165.66	184.87	204.1	223.19	242.76	262	278.97	294.58	95
71	14	19.84	25.08	30.08	35.04	40.2	45.69	51.62	58.04	65.12	72.92	81.26	90.07	101.53	115.77	130.78	147.23	165.46	184.83	204.1	223.19	242.76	262	278.97	294.58	310.44	96
72	15.3	21.51	27.12	32.48	37.86	43.48	49.48	55.95	63.1	70.97	79.39	88.38	100.18	114.8	130.16	146.84	165.27	184.77	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	97
73	16.64	23.24	29.24	35.01	40.86	47.01	53.55	60.76	68.71	77.26	86.37	98.55	113.67	129.41	146.41	165.06	184.72	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	98
74	18.04	25.02	31.45	37.69	44.07	50.78	58.08	66.10	74.77	84.02	96.60	112.28	128.5	145.88	164.85	184.68	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	99
75	19.45	26.87	33.76	40.52	47.48	54.94	63.09	71.87	81.3	94.31	110.62	127.42	145.23	164.53	184.61	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	100
76	20.87	28.77	36.17	43.53	51.25	59.56	68.49	78.09	91.64	108.69	126.07	144.44	164.14	184.52	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	101
77	22.3	30.7	38.71	46.83	55.42	64.55	74.33	88.49	106.38	124.5	143.43	163.64	184.38	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	102
78	23.75	32.7	41.47	50.45	59.89	69.93	84.76	103.66	122.57	142.25	162.98	184.19	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	103
79	25.22	34.88	44.49	54.35	64.71	80.38	100.4	120.32	140.78	162.2	183.94	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	104
80	26.78	37.25	47.72	58.54	75.19	96.59	117.62	139.04	161.24	183.63	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	105
81	28.45	39.75	51.17	69.04	92.04	114.42	136.96	160.08	183.26	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	106
82	30.23	42.45	61.75	86.66	110.59	134.49	158.68	182.81	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	107
83	32.13	48.72	80.28	106.05	131.52	157.03	182.27	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	108
84	34.2	59.02	100.72	128.01	155.08	181.63	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	109
85	36.45	70.47	123.91	152.8	180.89	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	110
86	38.94	83.48	150.14	180.03	204.1	223.19	242.76	262	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	111
87	41.68	98.18	179.06	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	44.71	106.46	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	48.10	115.72	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	51.94	160.25	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

A1-I613893US-15 (07-01-2017)                                        Page 18
(QT 14011US16)

	2008 VBT UNISEX NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.47	0.3	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	25
1	0.3	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	26
2	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	27
3	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	28
4	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	29
5	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	30
6	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	31
7	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	32
8	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	0.85	33
9	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	0.85	0.89	34
10	0.09	0.11	0.16	0.25	0.35	0.46	0.56	0.66	0.72	0.78	0.84	0.88	0.90	0.88	0.85	0.82	0.78	0.76	0.75	0.76	0.77	0.78	0.81	0.84	0.89	0.94	35
11	0.1	0.15	0.24	0.34	0.45	0.54	0.63	0.70	0.76	0.82	0.86	0.88	0.87	0.83	0.8	0.76	0.74	0.74	0.74	0.75	0.76	0.79	0.83	0.88	0.94	1	36
12	0.14	0.23	0.33	0.43	0.52	0.62	0.67	0.73	0.79	0.83	0.86	0.84	0.82	0.79	0.75	0.72	0.72	0.73	0.74	0.76	0.79	0.82	0.87	0.93	0.99	1.06	37
13	0.22	0.32	0.41	0.51	0.58	0.65	0.7	0.76	0.8	0.82	0.82	0.79	0.76	0.73	0.71	0.7	0.71	0.73	0.74	0.76	0.81	0.86	0.91	0.98	1.05	1.12	38
14	0.3	0.39	0.47	0.57	0.62	0.68	0.73	0.78	0.79	0.78	0.76	0.74	0.71	0.7	0.69	0.7	0.71	0.72	0.74	0.78	0.83	0.9	0.95	1.02	1.11	1.19	39
15	0.37	0.45	0.53	0.59	0.65	0.7	0.74	0.75	0.75	0.73	0.7	0.69	0.67	0.67	0.68	0.69	0.7	0.73	0.77	0.82	0.87	0.94	1.00	1.08	1.17	1.27	40
16	0.43	0.5	0.56	0.61	0.67	0.71	0.72	0.71	0.7	0.68	0.65	0.65	0.65	0.66	0.67	0.69	0.71	0.75	0.8	0.85	0.91	0.98	1.06	1.14	1.24	1.34	41
17	0.47	0.52	0.57	0.64	0.67	0.71	0.71	0.69	0.67	0.64	0.62	0.63	0.64	0.65	0.67	0.7	0.73	0.78	0.81	0.87	0.94	1.03	1.12	1.21	1.32	1.43	42
18	0.49	0.53	0.58	0.63	0.65	0.65	0.62	0.61	0.59	0.58	0.59	0.61	0.63	0.65	0.67	0.71	0.75	0.8	0.86	0.92	0.99	1.07	1.16	1.26	1.38	1.52	43
19	0.5	0.54	0.58	0.61	0.61	0.6	0.58	0.55	0.55	0.56	0.57	0.6	0.62	0.65	0.69	0.73	0.78	0.83	0.89	0.96	1.04	1.12	1.22	1.33	1.47	1.61	44
20	0.51	0.54	0.56	0.56	0.56	0.54	0.52	0.51	0.52	0.54	0.56	0.60	0.63	0.66	0.71	0.75	0.80	0.87	0.93	1	1.08	1.17	1.28	1.41	1.55	1.71	45
21	0.5	0.51	0.51	0.51	0.51	0.49	0.48	0.49	0.5	0.53	0.55	0.59	0.64	0.68	0.73	0.78	0.84	0.9	0.97	1.04	1.12	1.23	1.35	1.49	1.64	1.83	46
22	0.47	0.46	0.46	0.47	0.46	0.45	0.45	0.47	0.49	0.51	0.54	0.6	0.65	0.70	0.75	0.80	0.87	0.94	1.01	1.08	1.18	1.3	1.42	1.57	1.75	1.95	47
23	0.43	0.41	0.42	0.42	0.42	0.43	0.43	0.44	0.47	0.49	0.55	0.61	0.67	0.72	0.78	0.83	0.90	0.97	1.05	1.13	1.24	1.35	1.49	1.66	1.86	2.10	48
24	0.38	0.36	0.37	0.38	0.39	0.4	0.42	0.43	0.45	0.5	0.56	0.63	0.69	0.74	0.8	0.86	0.93	1.01	1.09	1.17	1.29	1.41	1.57	1.77	1.99	2.26	49
25	0.34	0.32	0.33	0.35	0.37	0.38	0.39	0.41	0.45	0.51	0.57	0.64	0.7	0.76	0.83	0.90	0.97	1.05	1.14	1.24	1.35	1.5	1.67	1.88	2.13	2.42	50
26	0.3	0.3	0.32	0.34	0.35	0.36	0.38	0.42	0.46	0.52	0.58	0.65	0.72	0.79	0.86	0.94	1.01	1.11	1.20	1.32	1.45	1.61	1.79	2.01	2.27	2.61	51
27	0.26	0.27	0.31	0.33	0.34	0.35	0.39	0.42	0.47	0.53	0.60	0.67	0.75	0.83	0.9	0.98	1.07	1.17	1.28	1.41	1.55	1.72	1.92	2.16	2.44	2.82	52
28	0.23	0.27	0.3	0.33	0.33	0.35	0.39	0.42	0.48	0.54	0.62	0.7	0.79	0.87	0.95	1.04	1.14	1.24	1.37	1.51	1.67	1.85	2.06	2.31	2.63	3.04	53
29	0.21	0.26	0.29	0.32	0.34	0.35	0.39	0.43	0.49	0.56	0.66	0.74	0.84	0.93	1.01	1.11	1.21	1.34	1.48	1.62	1.8	1.99	2.21	2.49	2.83	3.28	54
30	0.19	0.25	0.30	0.33	0.35	0.36	0.40	0.45	0.51	0.6	0.7	0.8	0.9	0.99	1.09	1.19	1.31	1.45	1.59	1.75	1.94	2.14	2.39	2.67	3.05	3.56	55
31	0.18	0.25	0.31	0.34	0.36	0.38	0.41	0.47	0.55	0.64	0.75	0.86	0.96	1.07	1.18	1.29	1.42	1.56	1.72	1.9	2.09	2.31	2.57	2.89	3.30	3.86	56
32	0.18	0.26	0.32	0.35	0.37	0.39	0.43	0.51	0.59	0.7	0.81	0.93	1.04	1.16	1.27	1.4	1.55	1.7	1.87	2.06	2.26	2.5	2.77	3.12	3.58	4.19	57
33	0.19	0.27	0.33	0.36	0.38	0.41	0.47	0.55	0.64	0.76	0.88	1.01	1.13	1.25	1.39	1.53	1.68	1.85	2.04	2.24	2.45	2.7	3	3.38	3.89	4.57	58
34	0.2	0.29	0.34	0.38	0.41	0.45	0.51	0.60	0.7	0.82	0.96	1.09	1.23	1.36	1.51	1.66	1.84	2.01	2.22	2.43	2.66	2.92	3.25	3.67	4.24	4.98	59
35	0.21	0.3	0.36	0.4	0.43	0.49	0.56	0.65	0.77	0.9	1.04	1.19	1.34	1.49	1.65	1.81	2.01	2.2	2.42	2.64	2.89	3.17	3.53	4	4.63	5.47	60
36	0.22	0.32	0.38	0.42	0.46	0.53	0.61	0.71	0.83	0.97	1.13	1.29	1.45	1.62	1.8	1.98	2.19	2.41	2.63	2.87	3.13	3.45	3.85	4.37	5.08	6	61
37	0.23	0.33	0.4	0.45	0.50	0.58	0.66	0.78	0.91	1.07	1.23	1.41	1.59	1.77	1.97	2.17	2.39	2.62	2.87	3.12	3.41	3.76	4.20	4.8	5.58	6.61	62
38	0.24	0.35	0.42	0.49	0.55	0.64	0.73	0.85	1	1.17	1.34	1.53	1.72	1.93	2.15	2.38	2.61	2.86	3.12	3.4	3.72	4.11	4.61	5.28	6.16	7.29	63
39	0.25	0.36	0.44	0.53	0.61	0.7	0.81	0.93	1.09	1.27	1.46	1.66	1.88	2.11	2.34	2.59	2.85	3.11	3.39	3.7	4.05	4.5	5.07	5.83	6.82	8.06	64

A1-I613893US-15 (07-01-2017)                                        Page 19
(QT 14011US16)

	2008 VBT UNISEX NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
40	0.26	0.38	0.47	0.56	0.66	0.76	0.88	1.03	1.19	1.38	1.59	1.81	2.05	2.29	2.55	2.82	3.10	3.39	3.7	4.03	4.44	4.94	5.61	6.46	7.56	8.94	65
41	0.27	0.4	0.51	0.62	0.73	0.84	0.97	1.12	1.3	1.5	1.73	1.98	2.23	2.5	2.78	3.08	3.37	3.69	4.03	4.41	4.87	5.46	6.21	7.18	8.41	9.94	66
42	0.28	0.42	0.55	0.68	0.8	0.92	1.06	1.22	1.41	1.63	1.88	2.15	2.43	2.72	3.03	3.35	3.68	4.02	4.4	4.84	5.37	6.04	6.9	8	9.38	11.07	67
43	0.3	0.45	0.6	0.74	0.88	1.01	1.16	1.33	1.54	1.78	2.05	2.34	2.64	2.96	3.29	3.64	4	4.38	4.81	5.31	5.93	6.71	7.69	8.94	10.48	12.34	68
44	0.31	0.48	0.65	0.81	0.95	1.1	1.26	1.45	1.68	1.94	2.23	2.54	2.87	3.22	3.58	3.97	4.36	4.79	5.27	5.85	6.57	7.47	8.6	10	11.73	13.78	69
45	0.32	0.52	0.71	0.88	1.05	1.2	1.37	1.58	1.82	2.11	2.42	2.76	3.12	3.5	3.9	4.32	4.75	5.24	5.8	6.47	7.3	8.34	9.63	11.22	13.14	15.4	70
46	0.34	0.57	0.78	0.97	1.14	1.31	1.50	1.72	1.99	2.29	2.63	3	3.40	3.81	4.25	4.70	5.19	5.75	6.4	7.17	8.14	9.33	10.8	12.58	14.72	17.23	71
47	0.37	0.62	0.86	1.06	1.23	1.42	1.63	1.87	2.16	2.49	2.86	3.27	3.70	4.15	4.63	5.14	5.69	6.33	7.08	7.99	9.1	10.47	12.13	14.13	16.51	19.28	72
48	0.4	0.69	0.93	1.15	1.34	1.55	1.78	2.05	2.36	2.72	3.12	3.55	4.03	4.53	5.05	5.62	6.26	6.98	7.85	8.9	10.19	11.75	13.63	15.88	18.51	21.58	73
49	0.44	0.75	1.02	1.25	1.46	1.69	1.94	2.23	2.58	2.97	3.4	3.88	4.39	4.94	5.52	6.17	6.9	7.73	8.74	9.95	11.43	13.21	15.33	17.84	20.76	24.13	74
50	0.47	0.82	1.11	1.36	1.6	1.84	2.12	2.44	2.81	3.24	3.72	4.24	4.8	5.41	6.06	6.79	7.62	8.6	9.76	11.15	12.84	14.85	17.23	20.03	23.26	26.98	75
51	0.53	0.90	1.21	1.49	1.74	2.01	2.32	2.67	3.08	3.55	4.07	4.64	5.26	5.93	6.67	7.5	8.45	9.58	10.92	12.53	14.43	16.71	19.36	22.46	26.05	30.15	76
52	0.58	0.98	1.32	1.62	1.9	2.2	2.54	2.93	3.38	3.89	4.46	5.09	5.77	6.52	7.37	8.30	9.41	10.71	12.24	14.07	16.24	18.78	21.75	25.18	29.13	33.66	77
53	0.65	1.07	1.44	1.76	2.07	2.41	2.79	3.22	3.71	4.28	4.9	5.59	6.36	7.2	8.15	9.23	10.5	11.99	13.74	15.82	18.26	21.10	24.40	28.19	32.53	37.53	78
54	0.72	1.17	1.56	1.92	2.27	2.64	3.06	3.54	4.09	4.71	5.41	6.17	7.03	7.99	9.06	10.3	11.75	13.44	15.45	17.8	20.53	23.69	27.33	31.51	36.29	41.79	79
55	0.79	1.28	1.7	2.1	2.49	2.91	3.38	3.92	4.52	5.21	5.98	6.84	7.8	8.87	10.11	11.52	13.17	15.1	17.37	20	23.05	26.56	30.57	35.16	40.41	46.57	80
56	0.88	1.39	1.86	2.3	2.74	3.21	3.73	4.33	5.01	5.78	6.64	7.6	8.69	9.9	11.3	12.92	14.80	16.99	19.53	22.47	25.86	29.73	34.15	39.18	45.03	51.91	81
57	0.97	1.52	2.03	2.52	3.01	3.55	4.14	4.81	5.57	6.43	7.39	8.47	9.7	11.08	12.66	14.51	16.64	19.1	21.95	25.23	28.97	33.23	38.07	43.66	50.19	57.77	82
58	1.05	1.67	2.22	2.77	3.32	3.93	4.6	5.36	6.21	7.17	8.25	9.47	10.86	12.43	14.23	16.31	18.72	21.48	24.66	28.28	32.41	37.07	42.44	48.67	55.83	64.19	83
59	1.16	1.82	2.44	3.05	3.68	4.37	5.12	5.98	6.94	8.03	9.24	10.62	12.18	13.96	16.01	18.35	21.06	24.14	27.67	31.66	36.18	41.36	47.33	54.14	61.99	71.52	84
60	1.27	1.99	2.68	3.37	4.09	4.87	5.73	6.69	7.78	9	10.38	11.93	13.69	15.71	18.01	20.66	23.67	27.11	31	35.39	40.41	46.15	52.67	60.11	69.26	79.97	85
61	1.39	2.18	2.95	3.73	4.55	5.43	6.41	7.50	8.73	10.11	11.66	13.42	15.42	17.69	20.28	23.24	26.59	30.4	34.68	39.56	45.12	51.4	58.48	67.34	77.9	89.4	86
62	1.53	2.4	3.27	4.15	5.07	6.08	7.18	8.43	9.81	11.37	13.13	15.12	17.37	19.93	22.83	26.13	29.85	34.04	38.81	44.22	50.29	57.11	65.69	76.13	87.59	100	87
63	1.68	2.66	3.63	4.61	5.67	6.81	8.07	9.48	11.04	12.81	14.80	17.04	19.57	22.44	25.68	29.34	33.46	38.13	43.43	49.34	55.94	64.31	74.63	86.05	98.55	111.96	88
64	1.86	2.93	4.02	5.15	6.35	7.64	9.07	10.67	12.44	14.44	16.68	19.20	22.04	25.25	28.86	32.91	37.52	42.72	48.51	54.93	63.14	73.38	84.75	97.31	110.95	125.07	89
65	2.05	3.26	4.49	5.76	7.12	8.59	10.21	12.02	14.03	16.28	18.8	21.63	24.82	28.39	32.4	36.94	42.07	47.77	54.07	62.15	72.33	83.68	96.29	110.11	124.67	139.52	90
66	2.28	3.63	5.01	6.44	7.99	9.66	11.5	13.53	15.81	18.33	21.18	24.36	27.91	31.88	36.38	41.47	47.09	53.30	61.31	71.43	82.78	95.44	109.45	124.36	139.52	155.4	91
67	2.55	4.05	5.59	7.22	8.96	10.86	12.94	15.25	17.8	20.66	23.83	27.39	31.34	35.82	40.87	46.45	52.6	60.56	70.67	82.02	94.74	108.9	124.11	139.52	155.4	172.11	92
68	2.85	4.53	6.26	8.09	10.06	12.21	14.56	17.16	20.04	23.23	26.8	30.76	35.22	40.25	45.81	51.94	59.88	70	81.38	94.17	108.46	123.92	139.52	155.4	172.11	189.19	93
69	3.2	5.07	7.01	9.08	11.3	13.72	16.37	19.29	22.52	26.11	30.08	34.56	39.58	45.15	51.26	59.23	69.39	80.81	93.67	108.12	123.77	139.52	155.4	172.11	189.19	205.44	94
70	3.6	5.69	7.86	10.18	12.68	15.4	18.39	21.67	25.29	29.29	33.78	38.83	44.4	50.52	58.55	68.8	80.3	93.26	107.83	123.65	139.52	155.4	172.11	189.19	205.44	221.45	95
71	4.06	6.38	8.81	11.41	14.22	17.28	20.62	24.3	28.35	32.87	37.95	43.55	49.70	57.82	68.19	79.8	92.87	107.59	123.58	139.52	155.4	172.11	189.19	205.44	221.45	238.2	96
72	4.57	7.15	9.87	12.78	15.92	19.35	23.09	27.2	31.79	36.9	42.54	48.74	56.98	67.53	79.28	92.49	107.37	123.5	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	97
73	5.14	8	11.04	14.29	17.81	21.65	25.83	30.47	35.65	41.34	47.6	56.00	66.76	78.71	92.09	107.13	123.43	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	98
74	5.79	8.95	12.34	15.96	19.89	24.17	28.89	34.13	39.9	46.21	54.81	65.85	78.05	91.64	106.9	123.36	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	99
75	6.49	10.01	13.76	17.81	22.18	26.99	32.32	38.16	44.56	53.39	64.76	77.25	91.11	106.6	123.28	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	100
76	7.27	11.17	15.33	19.82	24.74	30.16	36.08	42.57	51.66	63.46	76.29	90.47	106.24	123.17	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	101
77	8.12	12.43	17.05	22.08	27.59	33.61	40.2	49.62	61.87	75.14	89.69	105.8	123.04	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	102
78	9.06	13.81	18.96	24.59	30.72	37.4	47.17	59.98	73.75	88.75	105.26	122.87	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	103
79	10.07	15.35	21.09	27.33	34.12	44.29	57.73	72.08	87.61	104.6	122.66	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	104

A1-I613893US-15 (07-01-2017)                                        Page 20
(QT 14011US16)

	2008 VBT UNISEX NONSMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
80	11.18	17.06	23.41	30.32	40.93	55.09	70.11	86.26	103.8	122.4	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	105
81	12.42	18.9	25.92	37.03	52	67.8	84.66	102.85	122.08	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	106
82	13.75	20.91	32.56	48.43	65.1	82.79	101.74	121.71	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	107
83	15.2	24.96	44.33	61.98	80.61	100.44	121.27	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	108
84	16.75	31.59	58.41	78.1	98.94	120.77	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	109
85	18.42	39.44	75.24	97.23	120.2	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	110
86	20.2	48.73	95.28	119.54	139.52	155.4	172.11	189.19	205.44	221.45	238.2	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	111
87	22.10	59.69	118.81	139.52	155.40	172.11	189.19	205.44	221.45	238.20	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	450.00	112
88	24.13	67.47	139.52	155.40	172.11	189.19	205.44	221.45	238.20	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	113
89	26.33	75.48	155.40	172.11	189.19	205.44	221.45	238.20	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	450.00	114
90	28.74	101.53	172.11	189.19	205.44	221.45	238.20	257.09	279.72	303.56	326.96	349.15	369.37	386.94	402.29	415.59	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

	2008 VBT UNISEX SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
—	0.47	0.3	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	25
1	0.3	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	26
2	0.23	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	27
3	0.18	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	28
4	0.15	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	29
5	0.14	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	30
6	0.13	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	31
7	0.12	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	32
8	0.11	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	0.85	33
9	0.10	0.09	0.11	0.16	0.26	0.36	0.47	0.58	0.66	0.73	0.8	0.85	0.89	0.91	0.89	0.86	0.83	0.79	0.77	0.76	0.76	0.77	0.79	0.81	0.85	0.89	34
10	0.09	0.11	0.16	0.25	0.35	0.46	0.56	0.66	0.72	0.78	0.84	0.88	0.90	0.88	0.85	0.82	0.78	0.76	0.75	0.76	0.77	0.78	0.81	0.84	0.89	0.94	35
11	0.1	0.15	0.24	0.34	0.45	0.54	0.63	0.70	0.76	0.82	0.86	0.88	0.87	0.83	0.8	0.76	0.74	0.74	0.74	0.75	0.76	0.79	0.83	0.88	0.94	1	36
12	0.14	0.23	0.33	0.43	0.52	0.62	0.67	0.73	0.79	0.83	0.86	0.84	0.82	0.79	0.75	0.72	0.72	0.73	0.74	0.76	0.79	0.82	0.87	0.93	0.99	1.06	37
13	0.22	0.32	0.41	0.51	0.58	0.65	0.7	0.76	0.8	0.82	0.82	0.79	0.76	0.73	0.71	0.7	0.71	0.73	0.74	0.76	0.81	0.86	0.91	0.98	1.05	1.12	38
14	0.3	0.39	0.47	0.57	0.62	0.68	0.73	0.78	0.79	0.78	0.76	0.74	0.71	0.7	0.69	0.7	0.71	0.72	0.74	0.78	0.83	0.9	0.95	1.02	1.11	1.19	39
15	0.37	0.45	0.53	0.59	0.65	0.7	0.74	0.75	0.75	0.73	0.7	0.69	0.67	0.67	0.68	0.69	0.7	0.73	0.77	0.82	0.87	0.94	1.00	1.08	1.17	1.27	40
16	0.43	0.5	0.56	0.61	0.67	0.71	0.72	0.71	0.7	0.68	0.65	0.65	0.65	0.66	0.67	0.69	0.71	0.75	0.8	0.85	0.91	0.98	1.06	1.14	1.24	1.34	41
17	0.47	0.52	0.57	0.64	0.67	0.71	0.71	0.69	0.67	0.64	0.62	0.63	0.64	0.65	0.67	0.7	0.73	0.78	0.81	0.87	0.94	1.03	1.12	1.21	1.32	1.43	42
18	0.80	0.8	0.81	0.82	0.82	0.82	0.8	0.81	0.81	0.85	0.91	0.97	1.03	1.1	1.17	1.26	1.36	1.48	1.6	1.75	1.93	2.13	2.34	2.6	2.91	3.26	43
A1-I613893US-15 (07-01-2017)                                        Page 21
(QT 14011US16)

	2008 VBT UNISEX SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
19	0.78	0.78	0.79	0.8	0.8	0.78	0.77	0.77	0.8	0.85	0.91	0.98	1.05	1.13	1.22	1.32	1.44	1.56	1.7	1.86	2.05	2.28	2.51	2.8	3.14	3.51	44
20	0.76	0.76	0.75	0.76	0.75	0.74	0.73	0.74	0.79	0.86	0.92	1.00	1.09	1.18	1.28	1.39	1.51	1.66	1.81	1.98	2.18	2.43	2.69	3.01	3.38	3.78	45
21	0.72	0.71	0.7	0.71	0.71	0.7	0.7	0.74	0.79	0.86	0.94	1.02	1.13	1.23	1.34	1.46	1.6	1.75	1.92	2.1	2.32	2.6	2.9	3.23	3.62	4.07	46
22	0.68	0.65	0.65	0.67	0.66	0.67	0.69	0.74	0.79	0.85	0.95	1.06	1.18	1.29	1.41	1.53	1.69	1.85	2.03	2.23	2.48	2.78	3.1	3.45	3.89	4.4	47
23	0.62	0.59	0.60	0.62	0.63	0.66	0.69	0.73	0.78	0.85	0.99	1.1	1.23	1.36	1.49	1.62	1.78	1.96	2.15	2.37	2.64	2.94	3.29	3.7	4.17	4.75	48
24	0.56	0.54	0.55	0.58	0.62	0.64	0.69	0.72	0.77	0.89	1.02	1.15	1.3	1.42	1.56	1.72	1.87	2.07	2.27	2.5	2.8	3.12	3.51	3.97	4.49	5.13	49
25	0.51	0.5	0.53	0.57	0.61	0.64	0.66	0.71	0.8	0.92	1.06	1.2	1.35	1.49	1.64	1.81	1.98	2.19	2.41	2.68	2.98	3.34	3.76	4.25	4.83	5.53	50
26	0.48	0.48	0.53	0.56	0.61	0.64	0.65	0.72	0.83	0.96	1.1	1.25	1.41	1.56	1.73	1.92	2.11	2.34	2.59	2.89	3.22	3.61	4.06	4.57	5.19	5.97	51
27	0.44	0.47	0.52	0.58	0.61	0.64	0.67	0.75	0.86	1	1.16	1.33	1.5	1.67	1.85	2.05	2.26	2.51	2.8	3.12	3.48	3.91	4.39	4.91	5.59	6.46	52
28	0.41	0.47	0.54	0.60	0.64	0.66	0.7	0.78	0.89	1.06	1.24	1.42	1.61	1.8	1.99	2.2	2.44	2.71	3.03	3.38	3.78	4.23	4.73	5.30	6.03	6.98	53
29	0.4	0.48	0.56	0.63	0.66	0.69	0.76	0.82	0.96	1.14	1.33	1.53	1.74	1.95	2.15	2.39	2.65	2.96	3.3	3.66	4.1	4.58	5.1	5.7	6.51	7.57	54
30	0.37	0.5	0.60	0.66	0.69	0.75	0.82	0.89	1.04	1.23	1.45	1.68	1.89	2.13	2.36	2.62	2.9	3.23	3.6	4.01	4.46	4.97	5.53	6.17	7.03	8.22	55
31	0.37	0.54	0.64	0.69	0.75	0.81	0.88	0.97	1.13	1.35	1.59	1.83	2.08	2.33	2.59	2.87	3.18	3.54	3.93	4.37	4.87	5.39	5.99	6.68	7.63	8.95	56
32	0.4	0.58	0.69	0.75	0.81	0.87	0.96	1.06	1.26	1.49	1.76	2.03	2.3	2.57	2.84	3.15	3.5	3.88	4.32	4.78	5.3	5.86	6.51	7.26	8.29	9.76	57
33	0.42	0.62	0.75	0.8	0.87	0.95	1.04	1.17	1.39	1.65	1.95	2.24	2.53	2.83	3.14	3.48	3.85	4.26	4.73	5.23	5.77	6.38	7.07	7.89	9.04	10.67	58
34	0.45	0.68	0.8	0.86	0.94	1.03	1.13	1.30	1.55	1.83	2.15	2.48	2.8	3.12	3.47	3.83	4.25	4.68	5.18	5.72	6.3	6.95	7.69	8.61	9.89	11.7	59
35	0.51	0.74	0.85	0.94	1.02	1.12	1.25	1.46	1.74	2.05	2.4	2.75	3.1	3.45	3.83	4.22	4.67	5.15	5.68	6.24	6.87	7.57	8.4	9.41	10.85	12.87	60
36	0.56	0.8	0.93	1.01	1.11	1.23	1.39	1.64	1.94	2.28	2.66	3.05	3.44	3.82	4.22	4.65	5.13	5.65	6.21	6.82	7.49	8.26	9.19	10.32	11.97	14.2	61
37	0.6	0.86	1	1.1	1.22	1.37	1.56	1.84	2.17	2.56	2.96	3.39	3.8	4.22	4.65	5.12	5.64	6.19	6.79	7.45	8.18	9.04	10.08	11.36	13.22	15.7	62
38	0.66	0.92	1.07	1.21	1.35	1.53	1.75	2.06	2.44	2.85	3.29	3.74	4.19	4.64	5.12	5.64	6.19	6.79	7.43	8.15	8.94	9.9	11.09	12.54	14.64	17.39	63
39	0.72	1	1.16	1.33	1.5	1.72	1.97	2.31	2.72	3.17	3.64	4.14	4.62	5.12	5.64	6.19	6.79	7.43	8.15	8.92	9.8	10.88	12.22	13.88	16.26	19.29	64
40	0.76	1.07	1.28	1.48	1.69	1.93	2.23	2.6	3.04	3.53	4.04	4.57	5.1	5.64	6.19	6.79	7.43	8.15	8.92	9.74	10.76	11.99	13.52	15.42	18.1	21.42	65
41	0.81	1.15	1.4	1.64	1.9	2.16	2.5	2.91	3.39	3.92	4.48	5.05	5.62	6.19	6.79	7.43	8.15	8.92	9.74	10.68	11.84	13.25	15.01	17.18	20.15	23.79	66
42	0.86	1.24	1.55	1.83	2.12	2.44	2.8	3.25	3.77	4.35	4.95	5.57	6.18	6.79	7.43	8.15	8.92	9.74	10.65	11.74	13.05	14.69	16.72	19.16	22.46	26.43	67
43	0.92	1.35	1.71	2.05	2.37	2.72	3.14	3.62	4.2	4.82	5.47	6.13	6.78	7.43	8.15	8.92	9.74	10.65	11.66	12.91	14.43	16.34	18.64	21.41	25.03	29.32	68
44	0.98	1.48	1.89	2.27	2.64	3.04	3.5	4.04	4.67	5.34	6.03	6.73	7.42	8.15	8.92	9.74	10.65	11.65	12.82	14.26	16.03	18.2	20.8	23.89	27.86	32.49	69
45	1.05	1.63	2.1	2.52	2.95	3.38	3.91	4.50	5.17	5.89	6.64	7.38	8.14	8.92	9.74	10.65	11.65	12.75	14.12	15.79	17.82	20.28	23.21	26.64	30.96	35.93	70
46	1.14	1.79	2.33	2.81	3.28	3.77	4.34	5	5.74	6.49	7.29	8.1	8.92	9.74	10.65	11.65	12.75	14.01	15.61	17.52	19.83	22.61	25.88	29.67	34.33	39.65	71
47	1.24	1.97	2.58	3.12	3.63	4.19	4.82	5.53	6.33	7.17	8.01	8.87	9.74	10.65	11.65	12.75	13.97	15.47	17.28	19.47	22.08	25.18	28.8	32.96	37.97	43.62	72
48	1.35	2.18	2.84	3.45	4.03	4.66	5.35	6.14	6.98	7.89	8.79	9.71	10.65	11.65	12.75	13.95	15.37	17.08	19.15	21.64	24.57	28.01	31.99	36.52	41.88	47.87	73
49	1.47	2.39	3.15	3.81	4.47	5.16	5.93	6.79	7.7	8.67	9.64	10.63	11.65	12.75	13.94	15.31	16.95	18.9	21.24	24.02	27.31	31.11	35.45	40.34	46.05	52.38	74
50	1.61	2.63	3.48	4.21	4.94	5.72	6.56	7.49	8.48	9.52	10.56	11.64	12.74	13.94	15.27	16.84	18.71	20.92	23.56	26.67	30.3	34.47	39.15	44.43	50.47	57.15	75
51	1.78	2.91	3.83	4.65	5.46	6.33	7.26	8.26	9.34	10.45	11.57	12.73	13.94	15.27	16.78	18.56	20.66	23.18	26.13	29.59	33.55	38.07	43.12	48.75	55.15	62.19	76
52	1.97	3.2	4.2	5.12	6.04	7	8.02	9.11	10.26	11.45	12.67	13.93	15.26	16.75	18.48	20.47	22.86	25.67	28.95	32.76	37.07	41.93	47.34	53.32	60.08	67.5	77
53	2.19	3.5	4.62	5.64	6.66	7.72	8.85	10.02	11.27	12.55	13.88	15.25	16.74	18.41	20.34	22.6	25.29	28.41	32.04	36.18	40.84	46.03	51.78	58.14	65.23	73.07	78
54	2.42	3.84	5.06	6.21	7.33	8.52	9.74	11.03	12.38	13.76	15.2	16.71	18.37	20.25	22.42	24.97	27.95	31.41	35.39	39.86	44.85	50.37	56.45	63.18	70.65	78.91	79
55	2.68	4.21	5.55	6.83	8.08	9.38	10.72	12.13	13.59	15.07	16.65	18.32	20.18	22.28	24.73	27.57	30.88	34.68	38.98	43.78	49.1	54.95	61.36	68.45	76.32	85.25	80
56	2.97	4.62	6.1	7.51	8.91	10.32	11.81	13.32	14.89	16.52	18.25	20.1	22.18	24.53	27.27	30.43	34.07	38.2	42.84	47.96	53.61	59.78	66.53	73.98	82.44	92.14	81
57	3.27	5.07	6.7	8.26	9.81	11.35	12.98	14.62	16.32	18.11	20.01	22.06	24.38	27.02	30.06	33.55	37.53	41.99	46.95	52.39	58.36	64.83	71.94	79.93	89.08	99.44	82
58	3.6	5.58	7.36	9.07	10.77	12.47	14.23	16.03	17.89	19.83	21.92	24.22	26.81	29.74	33.11	36.94	41.27	46.06	51.32	57.08	63.35	70.15	77.78	86.38	96.1	107.16	83

A1-I613893US-15 (07-01-2017)                                        Page 22
(QT 14011US16)

	2008 VBT UNISEX SMOKER ALB
Issue	Duration																										Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
59	3.97	6.12	8.08	9.97	11.83	13.71	15.6	17.57	19.59	21.72	24.04	26.59	29.46	32.71	36.42	40.6	45.25	50.37	55.96	62.02	68.58	75.88	84.06	93.18	103.51	115.86	84
60	4.37	6.7	8.87	10.96	12.99	15.03	17.11	19.23	21.43	23.79	26.35	29.16	32.35	35.94	39.99	44.52	49.51	54.96	60.85	67.22	74.27	82.1	90.73	100.35	112.2	125.85	85
61	4.81	7.36	9.75	12.03	14.24	16.46	18.71	21.02	23.44	26.03	28.85	31.98	35.49	39.43	43.84	48.72	54.05	59.82	66.03	72.87	80.44	88.69	97.77	109.06	122.58	136.84	86
62	5.29	8.09	10.72	13.19	15.6	18.02	20.44	22.97	25.61	28.46	31.57	35.04	38.90	43.21	47.97	53.21	58.86	64.96	71.66	79.01	86.96	95.63	106.58	119.79	134.06	149.03	87
63	5.83	8.92	11.76	14.44	17.08	19.68	22.31	25.07	27.96	31.08	34.53	38.34	42.56	47.26	52.40	57.98	63.99	70.58	77.77	85.51	93.88	104.54	117.67	131.69	146.84	162.64	88
64	6.44	9.79	12.89	15.81	18.65	21.46	24.33	27.3	30.48	33.92	37.71	41.88	46.51	51.6	57.11	63.06	69.58	76.7	84.27	92.42	102.91	115.91	129.94	144.99	161.15	177.31	89
65	7.11	10.76	14.12	17.28	20.33	23.38	26.48	29.72	33.2	36.97	41.14	45.7	50.75	56.23	62.13	68.61	75.67	83.21	91.2	101.54	114.54	128.51	143.68	159.92	176.72	193.27	90
66	7.84	11.82	15.44	18.84	22.14	25.43	28.78	32.34	36.12	40.27	44.84	49.83	55.29	61.19	67.64	74.69	82.18	90.12	100.42	113.37	127.39	142.61	159.11	176.26	193.27	210.59	91
67	8.66	12.96	16.85	20.52	24.05	27.6	31.25	35.12	39.27	43.83	48.81	54.25	60.15	66.64	73.69	81.19	89.13	99.42	112.44	126.45	141.8	158.47	175.97	193.27	210.59	228.42	92
68	9.57	14.19	18.37	22.28	26.09	29.92	33.89	38.11	42.66	47.65	53.1	59	65.5	72.63	80.17	88.13	98.53	111.61	125.72	141.13	157.99	175.75	193.27	210.59	228.42	246.11	93
69	10.56	15.51	19.98	24.17	28.26	32.39	36.71	41.31	46.31	51.76	57.7	64.24	71.41	79.03	87.1	97.64	110.88	125.08	140.62	157.63	175.61	193.27	210.59	228.42	246.11	262.1	94
70	11.62	16.91	21.66	26.16	30.55	35.03	39.73	44.77	50.25	56.19	62.78	70.03	77.77	85.95	96.70	110.18	124.51	140.19	157.37	175.49	193.27	210.59	228.42	246.11	262.1	277.11	95
71	12.76	18.37	23.45	28.26	32.99	37.85	42.98	48.51	54.49	61.11	68.42	76.27	84.61	95.62	109.42	123.97	139.8	157.16	175.45	193.27	210.59	228.42	246.11	262.1	277.11	292.43	96
72	13.93	19.9	25.31	30.47	35.58	40.87	46.48	52.53	59.21	66.59	74.52	83.02	94.35	108.51	123.38	139.43	156.98	175.39	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	97
73	15.14	21.48	27.26	32.79	38.34	44.12	50.25	57	64.46	72.51	81.14	92.83	107.46	122.69	139.04	156.79	175.35	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	98
74	16.40	23.1	29.29	35.25	41.29	47.6	54.45	61.98	70.15	78.91	90.99	106.17	121.85	138.55	156.61	175.32	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	99
75	17.68	24.79	31.41	37.85	44.43	51.44	59.1	67.38	76.31	88.82	104.6	120.85	137.96	156.33	175.26	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	100
76	18.96	26.53	33.62	40.62	47.90	55.72	64.14	73.23	86.25	102.75	119.58	137.23	155.98	175.18	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	101
77	20.26	28.3	35.96	43.66	51.75	60.35	69.61	83.2	100.52	118.06	136.28	155.52	175.06	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	102
78	21.57	30.15	38.5	46.99	55.89	65.37	79.59	97.87	116.19	135.13	154.9	174.89	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	103
79	22.91	32.16	41.29	50.6	60.37	75.36	94.7	113.98	133.7	154.14	174.65	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	104
80	24.32	34.34	44.27	54.48	70.39	91.01	111.34	131.98	153.2	174.35	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	105
81	25.84	36.64	47.46	64.56	86.67	108.24	129.94	152.05	173.99	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	106
82	27.44	39.13	57.69	81.62	104.6	127.53	150.66	173.54	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	107
83	29.14	45.16	75.71	100.37	124.71	149.05	173.01	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	108
84	30.97	55.18	95.51	121.46	147.19	172.38	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	109
85	32.95	66.25	117.78	145.09	171.68	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	110
86	35.11	78.73	142.72	170.88	193.27	210.59	228.42	246.11	262.1	277.11	292.43	309.52	330.2	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	111
87	37.47	92.69	170.02	193.27	210.59	228.42	246.11	262.10	277.11	292.43	309.52	330.20	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	450.00	112
88	40.04	100.75	193.27	210.59	228.42	246.11	262.10	277.11	292.43	309.52	330.20	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	113
89	42.90	108.91	210.59	228.42	246.11	262.10	277.11	292.43	309.52	330.20	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	450.00	114
90	46.11	146.67	228.42	246.11	262.10	277.11	292.43	309.52	330.20	351.29	370.48	386.64	399.05	406.89	411.76	417.78	426.64	435.78	442.02	447.16	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

A1-I613893US-15 (07-01-2017)                                        Page 23
(QT 14011US16)